UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s: PGIM Jennison Focused Growth Fund, PGIM QMA Global Tactical Allocation Fund, PGIM QMA Large-Cap Value Fund FKA Prudential QMA Strategic Value Fund and PGIM Strategic Bond Fund FKA PGIM Unconstrained Bond Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2019

Date of reporting period:	2/28/2019

Item 1 – Reports to Stockholders

PGIM JENNISON FOCUSED GROWTH FUND

(Formerly known as Prudential Jennison Focused Growth Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Information technology (IT) holdings, including salesforce.com, Inc. and Square, Inc., were strong contributors to the Fund’s outperformance during the reporting period.

•

In communications services, Netflix, Inc. continued to raise competitive barriers with investments in its content, which resulted in strong subscriber growth and increased pricing and operating leverage.

•

After strong performance through much of 2017-18, the Fund’s position in NVIDIA Corp. was eliminated in December 2018 following inventory problems with gaming graphics microchips and a slowdown in the cryptocurrency mining boom.

•

The Fund’s position in biopharmaceutical firm Bristol-Myers Squibb Co. was eliminated in April 2018 based on signs that its non-small-cell lung cancer program had been eclipsed by a competing franchise.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial

PGIM Jennison Focused Growth Fund	3

intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is

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eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Focused Growth Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Growth Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison Focused Growth Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.80	10.89	16.93	—
Class B	1.03	11.17	16.71	—
Class C	4.93	11.31	16.72	—
Class Z	6.98	12.45	17.91	—
Class R6*	6.99	12.42	N/A	14.68 (5/3/12)
Russell 1000® Growth Index
	6.62	12.63	18.19	—
S&P 500 Index
	4.68	10.66	16.66	—
Lipper Large-Cap Growth Funds Average
	6.51	11.12	16.89	—

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.66	12.15	17.60	—
Class B	5.69	11.30	16.71	—
Class C	5.86	11.31	16.72	—
Class Z	6.98	12.45	17.91	—
Class R6*	6.99	12.42	N/A	14.68 (5/3/12)
Russell 1000® Growth Index
	6.62	12.63	18.19	—
S&P 500 Index
	4.68	10.66	16.66	—
Lipper Large-Cap Growth Funds Average
	6.51	11.12	16.89	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2009) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Jennison Focused Growth Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The average annual total return for the Russell 1000 Growth Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 14.27%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the S&P 500 Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.95%.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.21%.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 2/28/19 (%)
Mastercard, Inc. (Class A Stock), IT Services	6.6
Amazon.com, Inc., Internet & Direct Marketing Retail	6.2
Microsoft Corp., Software	5.9
salesforce.com, Inc., Software	4.5
Boeing Co. (The), Aerospace & Defense	4.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/19 (%)
IT Services	18.1
Software	15.7
Interactive Media & Services	14.1
Internet & Direct Marketing Retail	12.1
Textiles, Apparel & Luxury Goods	9.7

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Growth Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth Fund’s Class Z shares rose 6.98% in the 12-month reporting period that ended February 28, 2019, outperforming the 6.62% return of the Russell 1000 Growth Index (the Index), the 4.68% return of the S&P 500 Index, and the 6.51% return of the Lipper Large-Cap Growth Funds Average.

What was the market environment?

•	As the period began, global gross domestic product growth was accelerating, the labor market was strengthening, and lower US corporate tax rates were helping boost wages and capital spending.

•	Given the constructive macroeconomic landscape, investors overlooked uncertainties created by White House trade policies and other initiatives.

•

A stock sell-off in the fourth quarter of 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US growth, decelerating expansion in non-US economies, the economic impact of higher interest rates, the state of US alliances with major trading partners, and uncertainties about domestic policy.

•

US equity markets rebounded in the first couple months of 2019, as the Federal Reserve (the Fed) signaled a possible pause in fed funds rate hikes. During this time, corporate earnings reports generally indicated continued strength, while investor sentiment improved on hopes that international trade frictions might be resolved.

What worked?

•	Information technology (IT) holdings were strong contributors to Fund outperformance during the period.

○

The digital transformation taking place among many business enterprises has become a strategic imperative across multiple industries and sectors. Companies like salesforce.com, Inc., Workday, Inc., Adobe, Inc., and Shopify, Inc. offer mission-critical applications and services that have helped fundamentally change the way firms operate in a digital world.

○

Payment-related companies continue to benefit from a long-term shift away from cash payments and toward electronic transactions. Mastercard, Inc. holds a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. Fund assets Square, Inc. and PayPal Holdings, Inc. offer innovative, low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions.

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•

In communications services, Netflix, Inc. continued to raise competitive barriers with investments in its content, which resulted in strong subscriber growth and increased pricing and operating leverage.

•	In consumer discretionary, Nike, Inc., with its strong global brand and seasoned management team, found diverse growth opportunities in e-commerce, innovative apparel, and manufacturing technology.

•	In industrials, Boeing Co. was a top performer based on 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production.

•

In health care, advances in systems that analyze genetic variation have broadened the clinical understanding and significance of the genome. Illumina, Inc., a Fund holding, has been at the forefront of such technology.

What didn’t work?

•

After strong performance through much of 2017-18, the Fund’s position in NVIDIA Corp. was eliminated in December 2018 following inventory problems with gaming graphics microchips and a slowdown in the cryptocurrency mining boom.

•

Chinese Internet companies were hurt by worries that US-China trade frictions would curtail China’s economic growth. Tencent Holdings Ltd. was affected by government restrictions on video game approvals, although Jennison expects these restrictions will be loosened in the coming year. While various business segments within Alibaba Group Holding Ltd. provided revenue growth, the company’s stock declined amid high business investment spending and Chinese government efforts to tighten control of Internet and non-traditional financial companies. Jennison continues to believe in the long-term potential of these businesses.

•	The Fund’s position in video game publisher Activision Blizzard, Inc. was eliminated in January 2019 based on signs of slowing growth momentum.

•

The Fund’s position in biopharmaceutical firm Bristol-Myers Squibb Co. was eliminated in April 2018 based on signs that its non-small-cell lung cancer program had been eclipsed by a competing franchise.

•	The Fund’s position in UK-based Internet retailer ASOS PLC was eliminated in August 2018 as uncertainties about currency translations, trade tensions, and tariffs presented headwinds.

PGIM Jennison Focused Growth Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Salesforce.com, Inc., Software	1.55	NVIDIA Corp., Semiconductors & Semiconductor Equipment	–1.46
Square, Inc., IT Services	1.51	Tencent Holdings Ltd., Technology, Software	–1.07
Mastercard, Inc., IT Services	1.46	Activision Blizzard, Inc., Software	–0.80
Netflix, Inc., Internet & Direct Marketing Retail	1.34	Bristol-Myers Squibb Co., Pharmaceuticals	–0.62
Workday, Inc., Software	1.16	ASOS PLC, Internet & Direct Marketing Retail	–0.51

Current outlook

•

The US economy appears to be on sound footing. Underlying interest rates and a subdued inflationary backdrop suggest that the Fed may be achieving its targeted goals. Reflecting the strength of the labor market and low US unemployment rate, wages appear headed for modest growth. While housing and automobile sales peaked in 2017, overall consumer spending has continued to grow, although at a more moderate pace.

•

Multiple concerns temper Jennison’s outlook, including the unconventional style and unsettling initiatives of the White House, global trade conflicts, signs of economic weakness in some of the world’s largest economies, and moderating profit growth among US corporations.

•

Jennison projects S&P 500 earnings growth in 2019 may revert to a more typical mid-single-digit range. This rate may be sufficient to boost share prices in the wake of the sharp market declines in late 2018. Many S&P 500 companies have reported record revenue, profit, and free cash flow. Following strong earnings growth last year, more Fund holdings have lower valuations than at the beginning of 2018. Jennison projects double-digit aggregate profit gains for some companies in 2019.

•

Jennison’s strategic focus on companies with distinct competitive advantages and strong earnings growth potential has historically resulted in attractive returns over the long term. Despite anticipated short-term headwinds, Jennison believes that its investment management approach will be validated if investors focus on company fundamentals.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Focused Growth Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Growth Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$977.70	1.13%	$5.54
	Hypothetical	$1,000.00	$1,019.19	1.13%	$5.66
Class B	Actual	$1,000.00	$973.00	1.99%	$9.73
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94
Class C	Actual	$1,000.00	$973.80	1.85%	$9.05
	Hypothetical	$1,000.00	$1,015.62	1.85%	$9.25
Class Z	Actual	$1,000.00	$979.30	0.75%	$3.68
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76
Class R6**	Actual	$1,000.00	$979.20	0.67%	$3.29
	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund's fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of February 28, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Aerospace & Defense 7.9%
Boeing Co. (The)	61,794	$27,186,888
Safran SA (France)	159,162	21,721,568

		48,908,456

Automobiles 1.7%
Tesla, Inc.*(a)	33,449	10,699,666

Banks 0.5%
JPMorgan Chase & Co.	29,045	3,031,136

Entertainment 4.3%
Netflix, Inc.*	73,335	26,261,263

Health Care Equipment & Supplies 5.9%
Edwards Lifesciences Corp.*	100,582	17,027,527
Intuitive Surgical, Inc.*	34,652	18,975,781

		36,003,308

Health Care Providers & Services 2.1%
UnitedHealth Group, Inc.	54,490	13,198,568

Interactive Media & Services 14.1%
Alphabet, Inc. (Class A Stock)*	16,579	18,677,072
Alphabet, Inc. (Class C Stock)*	17,224	19,289,502
Facebook, Inc. (Class A Stock)*	138,613	22,379,069
Tencent Holdings Ltd. (China)	610,106	26,168,159

		86,513,802

Internet & Direct Marketing Retail 12.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	140,092	25,641,039
Amazon.com, Inc.*	23,339	38,271,992
MercadoLibre, Inc. (Argentina)*	22,432	10,291,577

		74,204,608

IT Services 18.1%
Adyen NV (Netherlands), 144A*	25,445	19,110,932
Mastercard, Inc. (Class A Stock)	181,488	40,793,058
PayPal Holdings, Inc.*	197,494	19,368,237

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	17

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Shopify, Inc. (Canada) (Class A Stock)*	90,698	$17,155,527
Square, Inc. (Class A Stock)*	186,285	15,133,793

		111,561,547

Life Sciences Tools & Services 3.1%
Illumina, Inc.*	61,292	19,170,299

Pharmaceuticals 2.8%
AstraZeneca PLC (United Kingdom), ADR	414,986	17,255,118

Software 15.7%
Adobe, Inc.*	52,788	13,856,850
Microsoft Corp.	325,055	36,415,912
salesforce.com, Inc.*	168,853	27,632,793
Workday, Inc. (Class A Stock)*	93,229	18,452,816

		96,358,371

Textiles, Apparel & Luxury Goods 9.7%
Lululemon Athletica, Inc.*	121,000	18,200,820
LVMH Moet Hennessy Louis Vuitton SE (France)	45,737	15,700,409
NIKE, Inc. (Class B Stock)	299,559	25,681,193

		59,582,422

TOTAL LONG-TERM INVESTMENTS (cost $405,249,479)		602,748,564

SHORT-TERM INVESTMENTS 5.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	3,076,398	3,076,398
PGIM Institutional Money Market Fund (cost $28,169,429; includes $28,111,589 of cash collateral for securities on loan)(b)(w)	28,169,744	28,178,195

TOTAL SHORT-TERM INVESTMENTS (cost $31,245,827)		31,254,593

TOTAL INVESTMENTS 103.1% (cost $436,495,306)		634,003,157
Liabilities in excess of other assets (3.1)%		(19,044,380)

NET ASSETS 100.0%		$614,958,777

See Notes to Financial Statements.

18

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $27,408,882; cash collateral of $28,111,589 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$27,186,888	$21,721,568	$—
Automobiles	10,699,666	—	—
Banks	3,031,136	—	—
Entertainment	26,261,263	—	—
Health Care Equipment & Supplies	36,003,308	—	—
Health Care Providers & Services	13,198,568	—	—
Interactive Media & Services	60,345,643	26,168,159	—
Internet & Direct Marketing Retail	74,204,608	—	—
IT Services	92,450,615	19,110,932	—
Life Sciences Tools & Services	19,170,299	—	—
Pharmaceuticals	17,255,118	—	—
Software	96,358,371	—	—
Textiles, Apparel & Luxury Goods	43,882,013	15,700,409	—
Affiliated Mutual Funds	31,254,593	—	—

Total	$551,302,089	$82,701,068	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	19

Schedule of Investments (continued)

as of February 28, 2019

Industry Classification (continued):
IT Services	18.1%
Software	15.7
Interactive Media & Services	14.1
Internet & Direct Marketing Retail	12.1
Textiles, Apparel & Luxury Goods	9.7
Aerospace & Defense	7.9
Health Care Equipment & Supplies	5.9
Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	5.1
Entertainment	4.3

Life Sciences Tools & Services	3.1%
Pharmaceuticals	2.8
Health Care Providers & Services	2.1
Automobiles	1.7
Banks	0.5

103.1
Liabilities in excess of other assets	(3.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$27,408,882	$(27,408,882)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value, including securities on loan of $27,408,882:
Unaffiliated investments (cost $405,249,479)	$602,748,564
Affiliated investments (cost $31,245,827)	31,254,593
Receivable for investments sold	11,389,987
Receivable for Fund shares sold	1,546,230
Dividends receivable	660,553
Tax reclaim receivable	110,362
Prepaid expenses	2,439

Total Assets	647,712,728

Liabilities
Payable to broker for collateral for securities on loan	28,111,589
Payable for investments purchased	3,278,505
Payable for Fund shares reacquired	761,927
Management fee payable	247,885
Accrued expenses and other liabilities	189,509
Distribution fee payable	100,132
Affiliated transfer agent fee payable	64,404

Total Liabilities	32,753,951

Net Assets	$614,958,777

Net assets were comprised of:
Shares of beneficial interest, at par	$41,043
Paid-in capital in excess of par	413,676,130
Total distributable earnings (loss)	201,241,604

Net assets, February 28, 2019	$614,958,777

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	21

Statement of Assets & Liabilities (continued)

as of February 28, 2019

Class A
Net asset value and redemption price per share, ($245,528,446 ÷ 16,466,802 shares of beneficial interest issued and outstanding)	$14.91
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price to public	$15.78

Class B
Net asset value, offering price and redemption price per share,
($5,710,906 ÷ 482,271 shares of beneficial interest issued and outstanding)	$11.84

Class C
Net asset value, offering price and redemption price per share,
($66,687,454 ÷ 5,631,800 shares of beneficial interest issued and outstanding)	$11.84

Class Z
Net asset value, offering price and redemption price per share,
($278,810,254 ÷ 17,327,850 shares of beneficial interest issued and outstanding)	$16.09

Class R6
Net asset value, offering price and redemption price per share,
($18,221,717 ÷ 1,134,177 shares of beneficial interest issued and outstanding)	$16.07

See Notes to Financial Statements.

22

Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $264,315 foreign withholding tax)	$2,861,603
Affiliated dividend income	318,921
Income from securities lending, net (including affiliated income of $70,698)	185,603

Total income	3,366,127

Expenses
Management fee	4,005,165
Distribution fee(a)	1,377,826
Transfer agent’s fees and expenses (including affiliated expense of $267,052)(a)	759,281
Registration fees(a)	104,155
Custodian and accounting fees	101,277
Shareholders’ reports	46,350
Audit fee	24,050
Trustees’ fees	23,840
Legal fees and expenses	21,739
Miscellaneous	22,859

Total expenses	6,486,542
Less: Fee waiver and/or expense reimbursement(a)	(438,138)
Distribution fee waiver(a)	(117,427)

Net expenses	5,930,977

Net investment income (loss)	(2,564,850)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(201))	25,881,035
Foreign currency transactions	(11,347)

25,869,688

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,726)	9,720,108
Foreign currencies	(3,862)

9,716,246

Net gain (loss) on investment and foreign currency transactions	35,585,934

Net Increase (Decrease) In Net Assets Resulting From Operations	$33,021,084

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	704,545	65,769	607,512	—	—
Transfer agent’s fees and expenses	416,570	18,136	81,274	243,054	247
Registration fees	18,389	15,203	15,688	43,362	11,513
Fee waiver and/or expense reimbursement	(163,995)	(20,746)	(37,151)	(200,938)	(15,308)
Distribution fee waiver	(117,427)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	23

Statements of Changes in Net Assets

	Year Ended February 28,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(2,564,850)	$(2,444,312)
Net realized gain (loss) on investment and foreign currency transactions		25,869,688	57,618,712
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		9,716,246	71,294,959

Net increase (decrease) in net assets resulting from operations		33,021,084	126,469,359

Dividends and Distributions
Distributions from distributable earnings*
Class A		(22,614,611)	—
Class B		(812,643)	—
Class C		(7,161,791)	—
Class Z		(18,988,761)	—
Class R6		(947,110)	—

		(50,524,916)	—

Distributions from net realized gains*
Class A			(22,381,677)
Class B			(962,578)
Class C			(6,794,120)
Class Z			(12,494,938)
Class R6			(228,855)

		*	(42,862,168)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		303,533,995	90,574,646
Net asset value of shares issued in reinvestment of dividends and distributions		46,671,787	40,824,159
Cost of shares reacquired		(175,378,924)	(82,847,216)

Net increase (decrease) in net assets from Fund share transactions		174,826,858	48,551,589

Total increase (decrease)		157,323,026	132,158,780

Net Assets:
Beginning of year		457,635,751	325,476,971

End of year(a)		$614,958,777	$457,635,751

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$—

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund (formerly known as PGIM Global Absolute Return Bond Fund), PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Strategic Bond Fund (formerly known as PGIM Unconstrained Bond Fund), each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Focused Growth Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

PGIM Jennison Focused Growth Fund	25

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

26

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

PGIM Jennison Focused Growth Fund	27

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial

28

statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

PGIM Jennison Focused Growth Fund	29

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2018, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.67% of the Fund’s average daily net assets up to and including $1 billion, 0.65% of the next $2 billion, 0.63% of the next $2 billion, 0.62% of the next $5 billion and 0.61% of average daily net assets in excess of $10 billion. Prior to July 1, 2018, the management fee paid to the Manager was accrued daily and payable monthly, at an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion.The effective management fee rate before any waivers and/or expense reimbursements was 0.74% for the year ended February 28, 2019.

Effective July 1, 2018, the Manager has contractually agreed, through June 30, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.99% of average daily net assets for Class B shares, 0.75% of average daily net assets

30

for Class Z shares, and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, the Manager has voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to July 1, 2018, the Manager had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.99% of the Fund’s average daily net assets.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through June 30, 2020 to reduce its distribution and service (12b-1) fees for the Class A shares to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $673,625 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Jennison Focused Growth Fund	31

Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended February 28, 2019, it received $957, $1,938 and $5,865 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2019, were $401,310,366 and $276,931,831, respectively.

32

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$13,786,025	$228,857,058	$239,566,685	$—	$—	$3,076,398	3,076,398	$318,921

PGIM Institutional Money Market Fund*
32,427,762	331,593,163	335,851,255	8,726	(201)	28,178,195	28,169,744	70,698	**

$46,213,787	$560,450,221	$575,417,940	$8,726	$(201)	$31,254,593		$389,619

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended February 28, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $1,922,280 due to a net investment loss. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $5,298,206 of ordinary income and $45,226,710 of long-term capital gains. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $5,703,531 of ordinary income and $37,158,637 of long-term capital gains.

As of February 28, 2019, the accumulated undistributed earnings on a tax basis was $5,299,966 of long-term capital gains.

PGIM Jennison Focused Growth Fund	33

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$438,061,519	$199,594,389	$(3,652,751)	$195,941,638

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

34

At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 39% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	3,158,302	$46,783,188
Shares issued in reinvestment of dividends and distributions	1,533,461	21,847,607
Shares reacquired	(2,499,337)	(36,447,455)

Net increase (decrease) in shares outstanding before conversion	2,192,426	32,183,340
Shares issued upon conversion from other share class(es)	198,701	2,937,239
Shares reacquired upon conversion into other share class(es)	(558,649)	(8,338,722)

Net increase (decrease) in shares outstanding	1,832,478	$26,781,857

Year ended February 28, 2018:
Shares sold	1,198,312	$16,949,327
Shares issued in reinvestment of dividends and distributions	1,629,005	21,748,741
Shares reacquired	(2,399,989)	(32,954,844)

Net increase (decrease) in shares outstanding before conversion	427,328	5,743,224
Shares issued upon conversion from other share class(es)	291,556	3,868,135
Shares reacquired upon conversion into other share class(es)	(280,680)	(3,749,136)

Net increase (decrease) in shares outstanding	438,204	$5,862,223

Class B
Year ended February 28, 2019:
Shares sold	70,359	$847,372
Shares issued in reinvestment of dividends and distributions	59,757	686,977
Shares reacquired	(109,891)	(1,307,782)

Net increase (decrease) in shares outstanding before conversion	20,225	226,567
Shares reacquired upon conversion into other share class(es)	(145,311)	(1,759,292)

Net increase (decrease) in shares outstanding	(125,086)	$(1,532,725)

Year ended February 28, 2018:
Shares sold	93,285	$1,065,095
Shares issued in reinvestment of dividends and distributions	74,803	825,387
Shares reacquired	(128,558)	(1,472,654)

Net increase (decrease) in shares outstanding before conversion	39,530	417,828
Shares reacquired upon conversion into other share class(es)	(109,212)	(1,210,199)

Net increase (decrease) in shares outstanding	(69,682)	$(792,371)

PGIM Jennison Focused Growth Fund	35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended February 28, 2019:
Shares sold	1,822,419	$21,232,398
Shares issued in reinvestment of dividends and distributions	596,357	6,797,745
Shares reacquired	(1,065,569)	(12,166,601)

Net increase (decrease) in shares outstanding before conversion	1,353,207	15,863,542
Shares reacquired upon conversion into other share class(es)	(190,298)	(2,244,342)

Net increase (decrease) in shares outstanding	1,162,909	$13,619,200

Year ended February 28, 2018:
Shares sold	538,078	$6,309,749
Shares issued in reinvestment of dividends and distributions	572,176	6,320,037
Shares reacquired	(796,379)	(9,151,792)

Net increase (decrease) in shares outstanding before conversion	313,875	3,477,994
Shares reacquired upon conversion into other share class(es)	(330,677)	(3,685,820)

Net increase (decrease) in shares outstanding	(16,802)	$(207,826)

Class Z
Year ended February 28, 2019:
Shares sold	13,665,539	$217,637,971
Shares issued in reinvestment of dividends and distributions	1,076,780	16,392,349
Shares reacquired	(7,820,889)	(121,083,223)

Net increase (decrease) in shares outstanding before conversion	6,921,430	112,947,097
Shares issued upon conversion from other share class(es)	638,149	10,229,027
Shares reacquired upon conversion into other share class(es)	(55,800)	(894,064)

Net increase (decrease) in shares outstanding	7,503,779	$122,282,060

Year ended February 28, 2018:
Shares sold	4,059,267	$62,292,141
Shares issued in reinvestment of dividends and distributions	820,979	11,701,139
Shares reacquired	(2,573,273)	(38,666,283)

Net increase (decrease) in shares outstanding before conversion	2,306,973	35,326,997
Shares issued upon conversion from other share class(es)	401,519	5,732,573
Shares reacquired upon conversion into other share class(es)	(65,881)	(972,595)

Net increase (decrease) in shares outstanding	2,642,611	$40,086,975

36

Class R6	Shares	Amount
Year ended February 28, 2019:
Shares sold	1,064,593	$17,033,066
Shares issued in reinvestment of dividends and distributions	63,133	947,109
Shares reacquired	(282,262)	(4,373,863)

Net increase (decrease) in shares outstanding before conversion	845,464	13,606,312
Shares issued upon conversion from other share class(es)	4,393	70,154

Net increase (decrease) in shares outstanding	849,857	$13,676,466

Year ended February 28, 2018:
Shares sold	261,882	$3,958,334
Shares issued in reinvestment of dividends and distributions	15,752	228,855
Shares reacquired	(39,761)	(601,643)

Net increase (decrease) in shares outstanding before conversion	237,873	3,585,546
Shares issued upon conversion from other share class(es)	1,188	17,042

Net increase (decrease) in shares outstanding	239,061	$3,602,588

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2019. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $608,000, borrowed at a weighted average interest rate of 3.56%. The maximum loan outstanding amount during the period was $1,337,000. At February 28, 2019, the Fund did not have an outstanding loan amount.

PGIM Jennison Focused Growth Fund	37

Notes to Financial Statements (continued)

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’ holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

38

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Focused Growth Fund	39

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.46	$12.42	$11.66	$14.16	$14.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.09)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	4.75	2.07	(0.76)	1.09
Total from investment operations	0.93	4.66	2.01	(0.84)	1.03
Less Dividends and Distributions:
Distributions from net realized gains	(1.48)	(1.62)	(1.25)	(1.66)	(0.87)
Net asset value, end of year	$14.91	$15.46	$12.42	$11.66	$14.16
Total Return(b):	6.66%	40.04%	18.05%	(7.04)%	8.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$245,528	$226,316	$176,300	$182,001	$202,211
Average net assets (000)	$234,841	$195,791	$184,350	$199,640	$202,329
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.24%	1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.27%	1.43%	1.49%	1.46%	1.47%
Net investment income (loss)	(0.52)%	(0.62)%	(0.50)%	(0.63)%	(0.45)%
Portfolio turnover rate(e)	52%	87%	58%	45%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class B Shares
		Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.69	$ 10.51	$ 10.11	$12.58	$12.64
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.16)	(0.13)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.79	3.96	1.78	(0.65)	0.95
Total from investment operations	0.63	3.80	1.65	(0.81)	0.81
Less Dividends and Distributions:
Distributions from net realized gains	(1.48)	(1.62)	(1.25)	(1.66)	(0.87)
Net asset value, end of year	$11.84	$ 12.69	$ 10.51	$10.11	$12.58
Total Return(b):	5.69%	39.09%	17.22%	(7.74)%	7.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,711	$ 7,704	$ 7,114	$9,752	$11,303
Average net assets (000)	$6,577	$ 7,096	$ 8,740	$10,537	$11,301
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.31%	2.32%	2.18%	2.16%	2.17%
Net investment income (loss)	(1.34)%	(1.37)%	(1.24)%	(1.38)%	(1.20)%
Portfolio turnover rate(e)	52%	87%	58%	45%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	41

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.67	$10.50	$10.11	$12.58	$12.63
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.16)	(0.13)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.80	3.95	1.77	(0.65)	0.96
Total from investment operations	0.65	3.79	1.64	(0.81)	0.82
Less Dividends and Distributions:
Distributions from net realized gains	(1.48)	(1.62)	(1.25)	(1.66)	(0.87)
Net asset value, end of year	$11.84	$12.67	$10.50	$10.11	$12.58
Total Return(b):	5.86%	39.02%	17.12%	(7.74)%	7.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,687	$56,630	$47,095	$51,529	$51,585
Average net assets (000)	$60,750	$49,905	$50,235	$51,456	$48,358
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.89%	1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	1.95%	2.14%	2.19%	2.16%	2.17%
Net investment income (loss)	(1.26)%	(1.37)%	(1.25)%	(1.37)%	(1.19)%
Portfolio turnover rate(e)	52%	87%	58%	45%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.52	$13.14	$12.24	$14.75	$14.52
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.03)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08	5.05	2.18	(0.80)	1.13
Total from investment operations	1.05	5.00	2.15	(0.85)	1.10
Less Dividends and Distributions:
Distributions from net realized gains	(1.48)	(1.62)	(1.25)	(1.66)	(0.87)
Net asset value, end of year	$16.09	$16.52	$13.14	$12.24	$14.75
Total Return(b):	6.98%	40.46%	18.34%	(6.82)%	8.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$278,810	$162,297	$94,374	$105,737	$122,006
Average net assets (000)	$227,690	$116,296	$104,147	$102,181	$114,441
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.90%	1.12%	1.18%	1.16%	1.17%
Net investment income (loss)	(0.21)%	(0.37)%	(0.24)%	(0.38)%	(0.19)%
Portfolio turnover rate(e)	52%	87%	58%	45%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	43

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.49	$ 13.12	$12.22	$14.73	$14.51
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08	5.05	2.19	(0.80)	1.12
Total from investment operations	1.06	4.99	2.15	(0.85)	1.09
Less Dividends and Distributions:
Distributions from net realized gains	(1.48)	(1.62)	(1.25)	(1.66)	(0.87)
Net asset value, end of year	$16.07	$ 16.49	$13.12	$12.22	$14.73
Total Return(b):	7.06%	40.45%	18.38%	(6.83)%	8.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,222	$ 4,688	$594	$220	$263
Average net assets (000)	$11,478	$ 2,037	$424	$252	$286
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.99%	0.99%	0.98%	0.99%
Expenses before waivers and/or expense reimbursement	0.86%	1.53%	1.01%	0.98%	0.99%
Net investment income (loss)	(0.13)%	(0.37)%	(0.29)%	(0.37)%	(0.20)%
Portfolio turnover rate(e)	52%	87%	58%	45%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Focused Growth Fund

and the Board of Trustees of Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Focused Growth Fund (formerly Prudential Jennison Focused Growth Fund) (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM Jennison Focused Growth Fund	45

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2019, the Fund reports the maximum amount allowed per share but not less than $1.31 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Focused Growth Fund	16.68%	14.98%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2019.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Focused Growth Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Focused Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Focused Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX	PSGQX
CUSIP	74440K504	74440K603	74440K702	74440K868	7444OK751

* Formerly known as Class Q shares.

MF500E

PGIM QMA LARGE-CAP VALUE FUND

(Formerly known as Prudential QMA Strategic Value Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	The Fund benefited most from its overweight exposure to the consumer discretionary sector.

•	Within this sector, the Fund added value from its positions in inexpensive and strong-performing media; specialty retail; and textiles, apparel, and luxury goods stocks.

•	The Fund underperformed most from positioning in the health care, materials, and financials sectors.

•	In the materials sector, the Fund’s relative performance suffered from its overweight holdings in metals & mining and containers & packaging companies.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of

PGIM QMA Large-Cap Value Fund	3

determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is

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eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM QMA Large-Cap Value Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM QMA Large-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Value Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM QMA Large-Cap Value Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Return as of 2/28/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–9.41	6.01	13.62	—
Class B	–9.22	6.23	13.40	—
Class C	–5.72	6.39	13.42	—
Class R	–4.34	N/A	N/A	6.02 (6/19/15)
Class Z	–3.77	7.52	14.58	—
Class R6*	–3.85	N/A	N/A	3.86 (4/26/17)
Russell 1000 Value Index
	3.16	8.09	15.39	—
S&P 500 Index
	4.68	10.66	16.66	—
Lipper Multi-Cap Value Funds Average**
	0.17	6.61	14.57	—
Lipper Large-Cap Value Funds Average**
	1.74	7.38	14.42	—

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–4.14	7.21	14.27	—
Class B	–5.02	6.36	13.40	—
Class C	–4.88	6.39	13.42	—
Class R	–4.34	N/A	N/A	6.02 (6/19/15)
Class Z	–3.77	7.52	14.58	—
Class R6*	–3.85	N/A	N/A	3.86 (4/26/17)
Russell 1000 Value Index
	3.16	8.09	15.39	—
S&P 500 Index
	4.68	10.66	16.66	—
Lipper Multi-Cap Value Funds Average**
	0.17	6.61	14.57	—
Lipper Large-Cap Value Funds Average**
	1.74	7.38	14.42	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2009) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**The Fund is compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Value Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The average annual total returns for the Russell 1000 Value Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 7.80% and 6.64% for Class R6 shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total returns for the S&P 500 Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 10.78% and 11.05% for Class R6 shares.

Lipper Multi-Cap Value Funds Average—The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap value

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funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The average annual total returns for the Lipper Multi-Cap Value Funds Average measured from the month-end closest to the inception date of the Fund’s Class R shares are 6.46% and 5.53% for Class R6 shares.

Lipper Large-Cap Value Funds Average—The Lipper Large-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Value Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The average annual total returns for the Lipper Large-Cap Value Funds Average measured from the month-end closest to the inception date of the Fund’s Class R shares are 7.22% and 6.93% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 2/28/19 (%)
JPMorgan Chase & Co., Banks	3.0
Bank of America Corp., Banks	2.8
AT&T, Inc., Diversified Telecommunication Services	2.5
Chevron Corp., Oil, Gas & Consumable Fuels	2.3
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/19 (%)
Banks	15.8
Oil, Gas & Consumable Fuels	10.9
Insurance	5.3
Pharmaceuticals	5.1
Diversified Telecommunication Services	4.7

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA Large-Cap Value Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Value Value Fund’s Class Z shares declined 3.77% in the 12-month reporting period that ended February 28, 2019, underperforming the 3.16% return of the Russell 1000 Value Index (the Index) and the 1.74% return of the Lipper Large-Cap Value Funds Average.

What were market conditions?

•	US equity markets posted gains during the reporting period, despite investor concerns over slowing global economic growth, ongoing trade wars, rising interest rates, and the flattening yield curve.

•	The performance of large-cap stocks modestly lagged small-cap stocks, and growth stocks outperformed value stocks across all market capitalizations.

What worked?

•

The Fund benefited most from its overweight exposure to the consumer discretionary sector. Within this sector, the Fund added value from its positions in inexpensive and strong-performing media; specialty retail; and textiles, apparel, and luxury goods stocks. Top-performing stocks included Tribune Media Co., Signet Jewelers Limited, and Ralph Lauren Corp. Tribune Media’s stock rose toward the end of 2018 after the company agreed to be acquired by Nexstar Media Group Inc. in December. Signet Jewelers’ stock posted solid gains in the second quarter of 2018 after the company reported earnings that exceeded analysts’ estimates. Ralph Lauren’s stock performed especially well in the second quarter after the company reported strong financial results.

•

The Fund also benefited from its overweight positions in Valero Energy Corp. and Exelon Corp. Valero Energy operates as an independent petroleum-refining and ethanol-producing company. Exelon is a utility services holding company that operates through various subsidiaries.

What didn’t work?

•	The Fund underperformed most from positioning in the health care, materials, and financials sectors.

•

In the health care sector, the Fund’s underweight positions in pharmaceutical stocks detracted from relative performance. These companies performed better than the Index, reflecting investors’ views that such stocks are less risky due to their historically lower sensitivity to the economic cycle. The largest individual detractor was the Fund’s underweight position in Merck & Co. Inc., whose shares gained after the company reported strong quarterly results and continued strength of its drug pipeline.

•	In the materials sector, the Fund’s relative performance suffered from its overweight holdings in metals & mining and containers & packaging companies. These stocks

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underperformed the Index based on investors’ concerns that these companies would be hurt by a slowdown in global economic growth and prolonged trade wars. The largest individual detractors included Freeport-McMoRan, Inc. and WestRock Co.

•

In the financials sector, the Fund’s overweight exposure to inexpensive banks, capital markets, and consumer finance companies detracted from relative performance. Despite reporting stronger-than-expected earnings, these companies were penalized by investors who feared that a flattening yield curve would hurt their net interest margins.

•

The Fund was also hurt by its overweight positions in the underperforming stocks of PG&E Corp. and Western Digital Corp. The stock of PG&E, a major provider of natural gas and electricity to the northern California region, was punished by investor concerns about the company’s large liability costs from the California wildfires in 2018. Western Digital, a data storage device and solutions provider, was hurt by consensus-expected lower prices for its flash memory products.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s relative return, which is the sum of all contributions by individual holdings.

Top Contributor (%)		Top Detractors (%)
Tribune Media Co. Class A, Media	0.27	PG&E Corporation, Electric Utilities	–0.39
Valero Energy Corporation, Oil Gas & Consumable Fuels	0.21	Merck & Co., Inc., Pharmaceuticals	–0.32
Exelon Corporation, Electric Utilities	0.20	Western Digital Corporation, Technology Hardware Storage & Peripherals	–0.31
Signet Jewelers Limited, Specialty Retail	0.19	WestRock Company, Containers & Packaging	–0.26
Ralph Lauren Corporation Class A, Textiles Apparel & Luxury Goods	0.17	Freeport-McMoRan, Inc., Metals & Mining	–0.26

Current outlook

•

The spread, or differential, in valuations between the least expensive and most expensive stocks in the market continues to be wide relative to historical trends, suggesting an opportunity for a payoff in value stocks.

•	The Fund continues to hold overweight positions in inexpensive financials and consumer discretionary stocks and underweight positions in health care and utilities stocks.

•

The Fund also continues to trade at a significant discount to the Index on a variety of valuation metrics. QMA believes the deeply discounted valuations of the Fund’s holdings present an opportunity for strong relative performance in the future.

PGIM QMA Large-Cap Value Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Value Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$932.80	1.15%	$5.51
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76
Class B	Actual	$1,000.00	$928.80	2.07%	$9.90
	Hypothetical	$1,000.00	$1,014.53	2.07%	$10.34
Class C	Actual	$1,000.00	$929.50	1.94%	$9.28
	Hypothetical	$1,000.00	$1,015.17	1.94%	$9.69
Class R	Actual	$1,000.00	$932.50	1.33%	$6.37
	Hypothetical	$1,000.00	$1,018.20	1.33%	$6.66
Class Z	Actual	$1,000.00	$934.60	0.80%	$3.84
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class R6**	Actual	$1,000.00	$934.50	0.80%	$3.84
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Large-Cap Value Fund	15

Schedule of Investments

as of February 28, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.4%

Airlines 2.2%
Delta Air Lines, Inc.	36,400	$1,804,712
JetBlue Airways Corp.*	153,500	2,563,450
Southwest Airlines Co.	17,100	958,284
United Continental Holdings, Inc.*	21,600	1,896,696

		7,223,142

Auto Components 1.2%
Adient PLC	100,400	1,951,776
Goodyear Tire & Rubber Co. (The)	112,600	2,227,228

		4,179,004

Automobiles 2.2%
Ford Motor Co.	397,600	3,486,952
General Motors Co.	101,200	3,995,376

		7,482,328

Banks 15.8%
Associated Banc-Corp.	5,900	137,352
Bank of America Corp.	326,305	9,488,949
BankUnited, Inc.	11,200	408,688
BB&T Corp.	46,900	2,390,493
Citigroup, Inc.	104,593	6,691,860
Citizens Financial Group, Inc.	79,900	2,951,506
Fifth Third Bancorp	107,820	2,973,676
JPMorgan Chase & Co.	96,300	10,049,868
KeyCorp	135,000	2,384,100
PacWest Bancorp	8,600	352,772
PNC Financial Services Group, Inc. (The)	32,900	4,146,058
Regions Financial Corp.	168,100	2,756,840
SunTrust Banks, Inc.	11,500	746,005
U.S. Bancorp	7,200	372,168
Wells Fargo & Co.	144,199	7,194,088

		53,044,423

Beverages 0.9%
Molson Coors Brewing Co. (Class B Stock)	46,300	2,854,858

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	17

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 1.2%
Johnson Controls International PLC	66,900	$2,359,563
Owens Corning	30,100	1,502,893

		3,862,456

Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	58,600	3,075,328
Goldman Sachs Group, Inc. (The)	22,500	4,425,750
Morgan Stanley	93,160	3,910,857
State Street Corp.	46,000	3,306,020

		14,717,955

Chemicals 2.1%
DowDuPont, Inc.	78,900	4,199,847
LyondellBasell Industries NV (Class A Stock)	5,800	496,016
Mosaic Co. (The)	46,200	1,444,674
Olin Corp.	31,200	806,832

		6,947,369

Commercial Services & Supplies 0.2%
ADT, Inc.(a)	103,200	825,600

Communications Equipment 1.0%
Cisco Systems, Inc.	64,000	3,313,280

Construction & Engineering 0.7%
AECOM*	73,500	2,275,560

Consumer Finance 2.4%
Ally Financial, Inc.	5,200	140,868
Capital One Financial Corp.	43,000	3,593,940
Navient Corp.	44,200	540,124
OneMain Holdings, Inc.	30,700	1,013,100
Santander Consumer USA Holdings, Inc.	56,000	1,150,240
Synchrony Financial	52,500	1,712,025

		8,150,297

Containers & Packaging 0.9%
International Paper Co.	15,000	687,300
Westrock Co.	65,900	2,463,342

		3,150,642

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Financial Services 2.3%
Berkshire Hathaway, Inc. (Class B Stock)*	34,100	$6,864,330
Voya Financial, Inc.	16,100	814,177

		7,678,507

Diversified Telecommunication Services 4.7%
AT&T, Inc.	273,139	8,500,086
CenturyLink, Inc.(a)	218,600	2,883,334
Verizon Communications, Inc.	79,000	4,496,680

		15,880,100

Electric Utilities 2.2%
Avangrid, Inc.	11,000	531,850
Duke Energy Corp.	19,000	1,703,540
Edison International	12,800	766,592
Entergy Corp.	3,600	335,988
Exelon Corp.	55,300	2,687,027
PPL Corp.	39,500	1,270,715

		7,295,712

Entertainment 0.2%
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	21,600	672,192

Equity Real Estate Investment Trusts (REITs) 1.9%
Apple Hospitality REIT, Inc.	75,800	1,249,184
Colony Capital, Inc.	176,100	979,116
Hospitality Properties Trust	3,800	102,866
Park Hotels & Resorts, Inc.	30,800	962,192
Senior Housing Properties Trust	111,900	1,449,105
Spirit Realty Capital, Inc.	27,800	1,074,192
VEREIT, Inc.	64,400	513,268

		6,329,923

Food & Staples Retailing 1.4%
Kroger Co. (The)	39,800	1,167,334
Walgreens Boots Alliance, Inc.	32,200	2,292,318
Walmart, Inc.	10,900	1,078,991

		4,538,643

Food Products 1.3%
J.M. Smucker Co. (The)	4,800	508,368

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	19

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Kraft Heinz Co. (The)	61,700	$2,047,823
Tyson Foods, Inc. (Class A Stock)	29,300	1,806,638

		4,362,829

Health Care Equipment & Supplies 0.4%
Abbott Laboratories	10,200	791,724
Medtronic PLC	7,000	633,500

		1,425,224

Health Care Providers & Services 3.0%
Acadia Healthcare Co., Inc.*(a)	78,400	2,061,136
Cardinal Health, Inc.	7,300	396,682
CVS Health Corp.	73,000	4,221,590
McKesson Corp.	13,200	1,678,512
MEDNAX, Inc.*	56,100	1,846,251

		10,204,171

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	54,100	3,124,816
McDonald’s Corp.	2,000	367,680
Royal Caribbean Cruises Ltd.	15,300	1,812,744

		5,305,240

Household Durables 2.1%
Lennar Corp. (Class A Stock)	58,600	2,811,628
Mohawk Industries, Inc.*	11,000	1,497,320
Toll Brothers, Inc.	73,000	2,598,800

		6,907,748

Household Products 1.1%
Procter & Gamble Co. (The)	38,700	3,813,885

Insurance 5.3%
Aflac, Inc.	30,000	1,474,200
Allstate Corp. (The)	36,700	3,463,746
Chubb Ltd.	27,200	3,642,080
CNA Financial Corp.	8,200	354,404
Hartford Financial Services Group, Inc. (The)	6,300	310,968
Lincoln National Corp.	23,600	1,475,472
MetLife, Inc.	77,900	3,520,301

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Principal Financial Group, Inc.	34,200	$1,800,288
Travelers Cos., Inc. (The)	12,000	1,594,920

		17,636,379

IT Services 0.9%
DXC Technology Co.	44,000	2,897,840

Machinery 0.9%
Colfax Corp.*	28,100	743,526
Cummins, Inc.	2,500	385,225
PACCAR, Inc.	23,700	1,606,860
Trinity Industries, Inc.	8,900	208,349
Wabtec Corp.	229	16,776

		2,960,736

Media 2.5%
Comcast Corp. (Class A Stock)	146,200	5,653,554
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	33,900	1,386,510
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	35,900	1,479,439

		8,519,503

Metals & Mining 2.9%
Alcoa Corp.*	81,000	2,389,500
Freeport-McMoRan, Inc.	147,400	1,901,460
Nucor Corp.	7,700	466,389
Reliance Steel & Aluminum Co.	31,600	2,820,300
United States Steel Corp.	99,900	2,238,759

		9,816,408

Mortgage Real Estate Investment Trusts (REITs) 2.1%
AGNC Investment Corp.	75,400	1,330,810
Annaly Capital Management, Inc.	160,400	1,624,852
Chimera Investment Corp.	63,300	1,170,417
MFA Financial, Inc.	103,700	753,899
New Residential Investment Corp.	48,000	793,920
Two Harbors Investment Corp.	86,800	1,203,916

		6,877,814

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	21

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail 0.8%
Macy’s, Inc.	89,100	$2,208,789
Target Corp.	7,600	552,064

		2,760,853

Oil, Gas & Consumable Fuels 10.9%
Antero Resources Corp.*(a)	98,000	848,680
Centennial Resource Development, Inc. (Class A Stock)*(a)	35,300	320,171
Chevron Corp.	63,800	7,629,204
CNX Resources Corp.*	76,900	815,140
Concho Resources, Inc.	3,400	374,000
ConocoPhillips	26,700	1,811,595
EQT Corp.	66,800	1,210,416
Exxon Mobil Corp.	91,500	7,231,245
Kinder Morgan, Inc.	143,100	2,741,796
Marathon Oil Corp.	89,100	1,479,060
Marathon Petroleum Corp.	56,300	3,491,163
Noble Energy, Inc.	8,400	186,060
Occidental Petroleum Corp.	8,000	529,200
Parsley Energy, Inc. (Class A Stock)*	65,200	1,182,728
PBF Energy, Inc. (Class A Stock)	19,500	605,865
Phillips 66	13,100	1,262,316
Range Resources Corp.	106,400	1,138,480
Valero Energy Corp.	33,700	2,748,572
Whiting Petroleum Corp.*	48,400	1,179,508

		36,785,199

Paper & Forest Products 0.8%
Domtar Corp.	53,200	2,708,412

Pharmaceuticals 5.1%
Allergan PLC	23,700	3,263,727
Johnson & Johnson	38,100	5,205,984
Merck & Co., Inc.	30,100	2,446,829
Mylan NV*	92,800	2,448,992
Pfizer, Inc.(a)	90,556	3,925,603

		17,291,135

Real Estate Management & Development 0.5%
Realogy Holdings Corp.(a)	128,800	1,751,680

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail 1.4%
Knight-Swift Transportation Holdings, Inc.	67,100	$2,256,573
Ryder System, Inc.	39,500	2,455,320

		4,711,893

Semiconductors & Semiconductor Equipment 3.0%
Intel Corp.	136,100	7,207,856
Micron Technology, Inc.*	69,200	2,828,896

		10,036,752

Software 0.1%
Oracle Corp.	8,000	417,040

Specialty Retail 0.8%
AutoNation, Inc.*(a)	55,200	1,946,352
Penske Automotive Group, Inc.	18,900	839,916

		2,786,268

Technology Hardware, Storage & Peripherals 2.4%
Hewlett Packard Enterprise Co.	192,600	3,154,788
Western Digital Corp.	62,300	3,133,690
Xerox Corp.	60,000	1,854,000

		8,142,478

Tobacco 0.2%
Philip Morris International, Inc.	9,100	791,154

Trading Companies & Distributors 1.3%
Air Lease Corp.	60,200	2,249,072
WESCO International, Inc.*	40,900	2,227,005

		4,476,077

Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	6,400	261,696

Wireless Telecommunication Services 0.0%
Telephone & Data Systems, Inc.	1,900	60,895

TOTAL COMMON STOCKS (cost $298,910,309)		334,131,300

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	23

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value

EXCHANGE-TRADED FUND 0.3%
iShares Russell 1000 Value ETF (cost $771,134)	7,000	$863,450

TOTAL LONG-TERM INVESTMENTS (cost $299,681,443)		334,994,750

SHORT-TERM INVESTMENTS 3.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	778,929	778,929
PGIM Institutional Money Market Fund (cost $11,073,515; includes $11,042,409 of cash collateral for securities on loan)(b)(w)	11,072,344	11,075,666

TOTAL SHORT-TERM INVESTMENTS (cost $11,852,444)		11,854,595

TOTAL INVESTMENTS 103.2% (cost $311,533,887)		346,849,345
Liabilities in excess of other assets (3.2)%		(10,699,790)

NET ASSETS 100.0%		$336,149,555

The following abbreviations are used in the annual report:

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

REIT(s) — Real Estate Investment Trust(s)

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,819,478; cash collateral of $11,042,409 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

24

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$7,223,142	$—	$—
Auto Components	4,179,004	—	—
Automobiles	7,482,328	—	—
Banks	53,044,423	—	—
Beverages	2,854,858	—	—
Building Products	3,862,456	—	—
Capital Markets	14,717,955	—	—
Chemicals	6,947,369	—	—
Commercial Services & Supplies	825,600	—	—
Communications Equipment	3,313,280	—	—
Construction & Engineering	2,275,560	—	—
Consumer Finance	8,150,297	—	—
Containers & Packaging	3,150,642	—	—
Diversified Financial Services	7,678,507	—	—
Diversified Telecommunication Services	15,880,100	—	—
Electric Utilities	7,295,712	—	—
Entertainment	672,192	—	—
Equity Real Estate Investment Trusts (REITs)	6,329,923	—	—
Food & Staples Retailing	4,538,643	—	—
Food Products	4,362,829	—	—
Health Care Equipment & Supplies	1,425,224	—	—
Health Care Providers & Services	10,204,171	—	—
Hotels, Restaurants & Leisure	5,305,240	—	—
Household Durables	6,907,748	—	—
Household Products	3,813,885	—	—
Insurance	17,636,379	—	—
IT Services	2,897,840	—	—
Machinery	2,960,736	—	—
Media	8,519,503	—	—
Metals & Mining	9,816,408	—	—
Mortgage Real Estate Investment Trusts (REITs)	6,877,814	—	—
Multiline Retail	2,760,853	—	—
Oil, Gas & Consumable Fuels	36,785,199	—	—
Paper & Forest Products	2,708,412	—	—
Pharmaceuticals	17,291,135	—	—
Real Estate Management & Development	1,751,680	—	—
Road & Rail	4,711,893	—	—
Semiconductors & Semiconductor Equipment	10,036,752	—	—
Software	417,040	—	—
Specialty Retail	2,786,268	—	—
Technology Hardware, Storage & Peripherals	8,142,478	—	—
Tobacco	791,154	—	—
Trading Companies & Distributors	4,476,077	—	—
Transportation Infrastructure	261,696	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	25

Schedule of Investments (continued)

as of February 28, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$60,895	$—	$—
Exchange-Traded Fund	863,450	—	—
Affiliated Mutual Funds	11,854,595	—	—

Total	$346,849,345	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

Banks	15.8%
Oil, Gas & Consumable Fuels	10.9
Insurance	5.3
Pharmaceuticals	5.1
Diversified Telecommunication Services	4.7
Capital Markets	4.4
Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	3.5
Health Care Providers & Services	3.0
Semiconductors & Semiconductor Equipment	3.0
Metals & Mining	2.9
Media	2.5
Consumer Finance	2.4
Technology Hardware, Storage & Peripherals	2.4
Diversified Financial Services	2.3
Automobiles	2.2
Electric Utilities	2.2
Airlines	2.2
Chemicals	2.1
Household Durables	2.1
Mortgage Real Estate Investment Trusts (REITs)	2.1
Equity Real Estate Investment Trusts (REITs)	1.9
Hotels, Restaurants & Leisure	1.6
Road & Rail	1.4
Food & Staples Retailing	1.4
Trading Companies & Distributors	1.3
Food Products	1.3
Auto Components	1.2

Building Products	1.2%
Household Products	1.1
Communications Equipment	1.0
Containers & Packaging	0.9
Machinery	0.9
IT Services	0.9
Beverages	0.9
Specialty Retail	0.8
Multiline Retail	0.8
Paper & Forest Products	0.8
Construction & Engineering	0.7
Real Estate Management & Development	0.5
Health Care Equipment & Supplies	0.4
Exchange-Traded Fund	0.3
Commercial Services & Supplies	0.2
Tobacco	0.2
Entertainment	0.2
Software	0.1
Transportation Infrastructure	0.1
Wireless Telecommunication Services	0.0 *

103.2
Liabilities in excess of other assets	(3.2)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

26

offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$10,819,478	$(10,819,478)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	27

Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value, including securities on loan of $10,819,478:
Unaffiliated investments (cost $299,681,443)	$334,994,750
Affiliated investments (cost $11,852,444)	11,854,595
Receivable for investments sold	11,788,076
Dividends and interest receivable	975,477
Receivable for Fund shares sold	41,054
Prepaid expenses	1,703

Total Assets	359,655,655

Liabilities
Payable for investments purchased	11,735,697
Payable to broker for collateral for securities on loan	11,042,409
Payable for Fund shares reacquired	311,439
Management fee payable	166,738
Accrued expenses and other liabilities	105,781
Distribution fee payable	96,058
Affiliated transfer agent fee payable	47,978

Total Liabilities	23,506,100

Net Assets	$336,149,555

Net assets were comprised of:
Shares of beneficial interest, at par	$26,986
Paid-in capital in excess of par	305,564,956
Total distributable earnings (loss)	30,557,613

Net assets, February 28, 2019	$336,149,555

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($28,481,917 ÷ 2,335,571 shares of beneficial interest issued and outstanding)	$12.19
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.90

Class B
Net asset value, offering price and redemption price per share,
($726,335 ÷ 64,791 shares of beneficial interest issued and outstanding)	$11.21

Class C
Net asset value, offering price and redemption price per share,
($11,035,793 ÷ 985,136 shares of beneficial interest issued and outstanding)	$11.20

Class R
Net asset value, offering price and redemption price per share,
($212,711,922 ÷ 16,961,240 shares of beneficial interest issued and outstanding)	$12.54

Class Z
Net asset value, offering price and redemption price per share,
($56,971,006 ÷ 4,546,822 shares of beneficial interest issued and outstanding)	$12.53

Class R6
Net asset value, offering price and redemption price per share,
($26,222,582 ÷ 2,092,206 shares of beneficial interest issued and outstanding)	$12.53

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	29

Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $863 foreign withholding tax)	$10,168,152
Affiliated dividend income	21,680
Income from securities lending, net (including affiliated income of $9,435)	15,057

Total income	10,204,889

Expenses
Management fee	2,915,986
Distribution fee(a)	1,922,485
Transfer agent’s fees and expenses (including affiliated expense of $313,709)(a)	404,082
Registration fees(a)	79,671
Custodian and accounting fees	79,590
Shareholders’ reports	45,578
Audit fee	25,626
Legal fees and expenses	20,840
Trustees’ fees	19,343
Miscellaneous	26,524

Total expenses	5,539,725
Less: Fee waiver and/or expense reimbursement(a)	(594,941)
Distribution fee waiver(a)	(580,350)

Net expenses	4,364,434

Net investment income (loss)	5,840,455

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(1,689))	18,943,486
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $2,145)	(39,368,037)

Net gain (loss) on investment transactions	(20,424,551)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(14,584,096)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	88,385	8,410	128,833	1,696,857	—	—
Transfer agent’s fees and expenses	40,956	2,273	14,905	301,370	44,426	152
Registration fees	14,477	14,186	14,177	13,652	14,177	9,002
Fee waiver and/or expense reimbursement	(50,085)	(14,678)	(21,901)	(384,617)	(96,340)	(27,320)
Distribution fee waiver	(14,731)	—	—	(565,619)	—	—

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended February 28,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,840,455	$4,482,262
Net realized gain (loss) on investment transactions	18,943,486	27,530,832
Net change in unrealized appreciation (depreciation) on investments	(39,368,037)	4,024,802

Net increase (decrease) in net assets resulting from operations	(14,584,096)	36,037,896

Dividends and Distributions
Distributions from distributable earnings*
Class A	(3,384,130)	—
Class B	(94,348)	—
Class C	(1,494,084)	—
Class R	(24,117,703)	—
Class Z	(7,296,338)	—
Class R6	(3,504,322)	—

	(39,890,925)	—

Dividends from net investment income*
Class A		(382,036)
Class B		(8,017)
Class C		(101,817)
Class R		(2,723,239)
Class Z		(1,143,546)
Class R6		(573,166)

	*	(4,931,821)

Distributions from net realized gains*
Class A		(2,233,949)
Class B		(110,506)
Class C		(1,208,932)
Class R		(19,470,396)
Class Z		(5,636,087)
Class R6		(2,707,979)

	*	(31,367,849)

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund 31

Statements of Changes in Net Assets (continued)

	Year Ended February 28,

	2019		2018

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$34,985,864	$34,090,461
Net asset value of shares issued in reinvestment of dividends and distributions		39,680,752	36,026,813
Cost of shares reacquired		(72,523,880)	(70,532,691)

Net increase (decrease) in net assets from Fund share transactions		2,142,736	(415,417)

Total increase (decrease)		(52,332,285)	(677,191)

Net Assets:
Beginning of year		388,481,840	389,159,031

End of year(a)		$336,149,555	$388,481,840

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$289,516

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

32

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund (formerly known as PGIM Global Absolute Return Bond Fund), PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Strategic Bond Fund (formerly known as PGIM Unconstrained Bond Fund), each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Value Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

PGIM QMA Large-Cap Value Fund	33

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

34

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM QMA Large-Cap Value Fund	35

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

36

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with QMA LLC (formerly known as Quantitative Management Associates, LLC) (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion

PGIM QMA Large-Cap Value Fund	37

Notes to Financial Statements (continued)

and 0.75% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended February 28, 2019.

The Manager has contractually agreed to waive and/or reimburse up to 0.17% of its management fees from the Fund through June 30, 2019 to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis. Separately, the Manager has contractually agreed, through June 30, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.07% of average daily net assets for Class B shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective March 1, 2019 this waiver agreement was extended through June 30, 2020.

Where applicable, the Manager voluntarily agreed through February 28, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective March 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

38

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through June 30, 2020 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $62,926 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2019, it received $938 and $581 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

PGIM QMA Large-Cap Value Fund	39

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2019, were $276,118,128 and $305,968,821, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$—	$50,909,640	$50,130,711	$—	$—	$778,929	778,929	$21,680
PGIM Institutional Money Market Fund*
197,445	105,447,416	94,569,651	2,145	(1,689)	11,075,666	11,072,344	9,435	**

$197,445	$156,357,056	$144,700,362	$2,145	$(1,689)	$11,854,595		$31,115

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $17,866,918 of ordinary income and $22,024,007 of long-term capital gains. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $28,637,517 of ordinary income and $7,662,153 of long-term capital gains.

As of February 28, 2019, the accumulated undistributed earnings on a tax basis was $807,474 of ordinary income.

40

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$316,282,633	$54,646,343	$(24,079,631)	$30,566,712

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

The Fund elected to treat post-October capital losses of approximately $817,000 as having been incurred in the following fiscal year (February 29, 2020).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 2,077,365 Class R6 shares of the Fund. At reporting period end,

PGIM QMA Large-Cap Value Fund	41

Notes to Financial Statements (continued)

three shareholders of record, each holding greater than 5% of the Fund, held 80% of the Fund’s outstanding shares, of which 63% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	331,579	$4,468,150
Shares issued in reinvestment of dividends and distributions	270,046	3,293,193
Shares reacquired	(449,038)	(5,658,232)

Net increase (decrease) in shares outstanding before conversion	152,587	2,103,111
Shares issued upon conversion from other share class(es)	179,210	2,360,447
Shares reacquired upon conversion into other share class(es)	(15,112)	(202,263)

Net increase (decrease) in shares outstanding	316,685	$4,261,295

Year ended February 28, 2018:
Shares sold	295,707	$4,217,542
Shares issued in reinvestment of dividends and distributions	183,711	2,542,328
Shares reacquired	(309,591)	(4,362,326)

Net increase (decrease) in shares outstanding before conversion	169,827	2,397,544
Shares issued upon conversion from other share class(es)	58,376	808,869
Shares reacquired upon conversion into other share class(es)	(13,934)	(197,193)

Net increase (decrease) in shares outstanding	214,269	$3,009,220

Class B
Year ended February 28, 2019:
Shares sold	8,648	$107,589
Shares issued in reinvestment of dividends and distributions	8,076	91,876
Shares reacquired	(19,204)	(245,890)

Net increase (decrease) in shares outstanding before conversion	(2,480)	(46,425)
Shares reacquired upon conversion into other share class(es)	(14,693)	(185,849)

Net increase (decrease) in shares outstanding	(17,173)	$(232,274)

Year ended February 28, 2018:
Shares sold	27,291	$356,884
Shares issued in reinvestment of dividends and distributions	8,759	111,999
Shares reacquired	(24,571)	(323,020)

Net increase (decrease) in shares outstanding before conversion	11,479	145,863
Shares reacquired upon conversion into other share class(es)	(21,110)	(274,958)

Net increase (decrease) in shares outstanding	(9,631)	$(129,095)

42

Class C	Shares	Amount
Year ended February 28, 2019:
Shares sold	91,964	$1,160,722
Shares issued in reinvestment of dividends and distributions	129,746	1,470,293
Shares reacquired	(219,488)	(2,544,456)

Net increase (decrease) in shares outstanding before conversion	2,222	86,559
Shares reacquired upon conversion into other share class(es)	(70,456)	(854,201)

Net increase (decrease) in shares outstanding	(68,234)	$(767,642)

Year ended February 28, 2018:
Shares sold	126,394	$1,674,132
Shares issued in reinvestment of dividends and distributions	99,128	1,271,258
Shares reacquired	(147,945)	(1,936,129)

Net increase (decrease) in shares outstanding before conversion	77,577	1,009,261
Shares reacquired upon conversion into other share class(es)	(73,072)	(935,659)

Net increase (decrease) in shares outstanding	4,505	$73,602

Class R
Year ended February 28, 2019:
Shares sold	1,758,193	$22,577,040
Shares issued in reinvestment of dividends and distributions	1,911,351	24,117,704
Shares reacquired	(2,803,422)	(38,362,428)

Net increase (decrease) in shares outstanding	866,122	$8,332,316

Year ended February 28, 2018:
Shares sold	1,064,644	$15,226,496
Shares issued in reinvestment of dividends and distributions	1,568,806	22,193,635
Shares reacquired	(3,086,697)	(44,941,813)

Net increase (decrease) in shares outstanding	(453,247)	$(7,521,682)

Class Z
Year ended February 28, 2019:
Shares sold	195,238	$2,605,798
Shares issued in reinvestment of dividends and distributions	573,247	7,203,364
Shares reacquired	(927,494)	(12,161,663)

Net increase (decrease) in shares outstanding before conversion	(159,009)	(2,352,501)
Shares issued upon conversion from other share class(es)	75,253	1,017,305
Shares reacquired upon conversion into other share class(es)	(158,697)	(2,137,617)

Net increase (decrease) in shares outstanding	(242,453)	$(3,472,813)

Year ended February 28, 2018:
Shares sold	496,332	$7,113,393
Shares issued in reinvestment of dividends and distributions	467,764	6,626,448
Shares reacquired	(1,011,030)	(14,684,357)

Net increase (decrease) in shares outstanding before conversion	(46,934)	(944,516)
Shares issued upon conversion from other share class(es)	44,009	624,242
Shares reacquired upon conversion into other share class(es)	(2,163,824)	(31,548,391)

Net increase (decrease) in shares outstanding	(2,166,749)	$(31,868,665)

PGIM QMA Large-Cap Value Fund	43

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended February 28, 2019:
Shares sold	303,644	$4,066,565
Shares issued in reinvestment of dividends and distributions	275,904	3,504,322
Shares reacquired	(966,033)	(13,551,211)

Net increase (decrease) in shares outstanding before conversion	(386,485)	(5,980,324)
Shares issued upon conversion from other share class(es)	153	2,178

Net increase (decrease) in shares outstanding	(386,332)	$(5,978,146)

Period ended February 28, 2018*:
Shares sold	378,166	$5,502,014
Shares issued in reinvestment of dividends and distributions	231,060	3,281,145
Shares reacquired	(292,766)	(4,285,046)

Net increase (decrease) in shares outstanding before conversion	316,460	4,498,113
Shares issued upon conversion from other share class(es)	2,162,078	31,523,090

Net increase (decrease) in shares outstanding	2,478,538	$36,021,203

*	Commencement of operations was April 26, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

44

The Fund utilized the SCA during the year ended February 28, 2019. The average daily balance for the 33 days that the Fund had loans outstanding during the period was approximately $715,848, borrowed at a weighted average interest rate of 3.50%. The maximum loan outstanding amount during the period was $4,046,000. At February 28, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’ holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are

PGIM QMA Large-Cap Value Fund	45

Notes to Financial Statements (continued)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

46

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.38	$14.47	$11.17	$14.83	$14.51
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.17	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.85)	1.12	3.69	(1.68)	1.59
Total from investment operations	(0.63)	1.29	3.89	(1.50)	1.74
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.19)	(0.22)	(0.18)	(0.11)
Distributions from net realized gains	(1.31)	(1.19)	(0.37)	(1.98)	(1.31)
Total dividends and distributions	(1.56)	(1.38)	(0.59)	(2.16)	(1.42)
Net asset value, end of year	$12.19	$14.38	$14.47	$11.17	$14.83
Total Return(b):	(4.14)%	9.57%	35.04%	(11.15)%	12.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,482	$29,039	$26,109	$18,484	$24,001
Average net assets (000)	$29,461	$27,204	$21,438	$21,782	$23,710
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.10%	1.07%	1.18%	1.40%
Expenses before waivers and/or expense reimbursement	1.35%	1.32%	1.29%	1.35%	1.47%
Net investment income (loss)	1.66%	1.23%	1.53%	1.32%	1.01%
Portfolio turnover rate(e)	76%	72%	126%	153%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	47

Financial Highlights (continued)

Class B Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.35	$13.54	$10.49	$14.06	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05	0.09	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.79)	1.04	3.46	(1.58)	1.51
Total from investment operations	(0.70)	1.09	3.55	(1.51)	1.55
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.13)	(0.08)	(0.01)
Distributions from net realized gains	(1.31)	(1.19)	(0.37)	(1.98)	(1.31)
Total dividends and distributions	(1.44)	(1.28)	(0.50)	(2.06)	(1.32)
Net asset value, end of year	$11.21	$13.35	$13.54	$10.49	$14.06
Total Return(b):	(5.02)%	8.66%	34.04%	(11.80)%	11.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$726	$1,094	$1,240	$861	$1,287
Average net assets (000)	$841	$1,232	$976	$1,058	$1,368
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.07%	1.96%	1.82%	1.93%	2.15%
Expenses before waivers and/or expense reimbursement	3.82%	2.94%	1.99%	2.05%	2.17%
Net investment income (loss)	0.72%	0.38%	0.78%	0.56%	0.25%
Portfolio turnover rate(e)	76%	72%	126%	153%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class C Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.34	$13.53	$10.48	$14.05	$13.82
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.06	0.09	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.79)	1.04	3.46	(1.58)	1.51
Total from investment operations	(0.68)	1.10	3.55	(1.51)	1.55
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.10)	(0.13)	(0.08)	(0.01)
Distributions from net realized gains	(1.31)	(1.19)	(0.37)	(1.98)	(1.31)
Total dividends and distributions	(1.46)	(1.29)	(0.50)	(2.06)	(1.32)
Net asset value, end of year	$11.20	$13.34	$13.53	$10.48	$14.05
Total Return(b):	(4.88)%	8.72%	34.08%	(11.82)%	11.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,036	$14,054	$14,187	$10,383	$14,289
Average net assets (000)	$12,883	$13,571	$11,548	$12,575	$14,061
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.91%	1.88%	1.82%	1.93%	2.15%
Expenses before waivers and/or expense reimbursement	2.08%	2.05%	1.99%	2.05%	2.17%
Net investment income (loss)	0.88%	0.46%	0.78%	0.57%	0.26%
Portfolio turnover rate(e)	76%	72%	126%	153%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	49

Financial Highlights (continued)

Class R Shares
	Year Ended February 28,			June 19, 2015(a) through February 29, 2016
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.74	$14.79	$11.41	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.15	0.17	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.87)	1.15	3.76	(1.78)
Total from investment operations	(0.67)	1.30	3.93	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.18)	(0.09)
Distributions from net realized gains	(1.31)	(1.19)	(0.37)	(1.55)
Total dividends and distributions	(1.53)	(1.35)	(0.55)	(1.64)
Net asset value, end of period	$12.54	$14.74	$14.79	$11.41
Total Return(c):	(4.34)%	9.41%	34.69%	(11.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$212,712	$237,199	$244,779	$205,745
Average net assets (000)	$226,245	$242,784	$231,775	$214,628
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.33%	1.32%	1.32%	1.32% (f)
Expenses before waivers and/or expense reimbursement	1.75%	1.74%	1.74%	1.74% (f)
Net investment income (loss)	1.47%	1.02%	1.29%	1.31% (f)
Portfolio turnover rate(g)	76%	72%	126%	153%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended February 28/29,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.73	$14.78	$11.40	$15.09	$14.74
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.22	0.24	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.87)	1.16	3.76	(1.72)	1.61
Total from investment operations	(0.60)	1.38	4.00	(1.49)	1.81
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.24)	(0.25)	(0.22)	(0.15)
Distributions from net realized gains	(1.31)	(1.19)	(0.37)	(1.98)	(1.31)
Total dividends and distributions	(1.60)	(1.43)	(0.62)	(2.20)	(1.46)
Net asset value, end of year	$12.53	$14.73	$14.78	$11.40	$15.09
Total Return(b):	(3.77)%	9.94%	35.32%	(10.93)%	12.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,971	$70,569	$102,843	$86,103	$36,026
Average net assets (000)	$64,057	$75,603	$97,738	$81,282	$34,823
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.82%	0.86%	1.15%
Expenses before waivers and/or expense reimbursement	0.95%	0.96%	0.99%	1.01%	1.17%
Net investment income (loss)	2.00%	1.53%	1.79%	1.71%	1.27%
Portfolio turnover rate(e)	76%	72%	126%	153%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	51

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28, 2019	April 26, 2017(a) through February 28, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.74	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.19
Net realized and unrealized gain (loss) on investment transactions	(0.89)	1.40
Total from investment operations	(0.61)	1.59
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.24)
Distributions from net realized gains	(1.31)	(1.19)
Total dividends and distributions	(1.60)	(1.43)
Net asset value, end of period	$12.53	$14.74
Total Return(c):	(3.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,223	$36,526
Average net assets (000)	$31,006	$33,613
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	(f)
Expenses before waivers and/or expense reimbursement	0.89%	0.90%	(f)
Net investment income (loss)	2.01%	1.54%	(f)
Portfolio turnover rate(g)	76%	72%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Large-Cap Value Fund

and the Board of Trustees of Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Value Fund (formerly Prudential QMA Strategic Value Fund) (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM QMA Large-Cap Value Fund	53

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2019, the Fund reports the maximum amount allowed per share but not less than $0.86 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Value Fund	70.80%	68.34%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Value Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Value Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Large-Cap Value Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Large-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP VALUE FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	SUVAX	SUVBX	SUVCX	PRVRX	SUVZX	SUVQX
CUSIP	74440K108	74440K207	74440K306	74440K736	74440K405	74440K538

* Formerly known as Class Q shares.

MF502E

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

(Formerly known as Prudential QMA Global Tactical Allocation Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term risk-adjusted total return

Highlights (unaudited)

•

The Fund’s currency relative value strategy, which invests opportunistically in global currencies, contributed to the Fund’s performance during the period by short selling the Australian dollar, Swedish krona, and Swiss franc.

•

The Fund’s bond relative value strategy, which invests opportunistically in global bonds, also contributed to performance. Long positions in Canadian and Australian bonds were the biggest contributors.

•	The Fund’s tactical asset allocation strategies, which tilt the portfolio based on short-term opportunities across asset classes, detracted slightly from performance.

•	The Fund’s country equity relative value strategy, which invests opportunistically in both long and short global equity markets, detracted from performance.

This report presents the consolidated results of the PGIM QMA Global Tactical Allocation Fund and the PGIM QMA Global Tactical Allocation Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how

PGIM QMA Global Tactical Allocation Fund	3

long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to

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determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM QMA Global Tactical Allocation Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM QMA Global Tactical Allocation Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Global Tactical Allocation Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM QMA Global Tactical Allocation Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–5.00	1.27 (4/21/15)
Class C	–1.26	1.99 (4/21/15)
Class Z	0.84	3.03 (4/21/15)
Class R6*	0.73	3.01 (4/21/15)
Customized Blend Index
	2.44	4.57
Bloomberg Barclays Global Aggregate Bond Hedged Index
	3.94	2.52
MSCI World Index (ND)
	0.43	6.27
Lipper Custom Global Tactical Allocation Funds Average**
	–0.29	–0.13
Lipper Alternative Multi-Strategy Funds Average**
	–1.80	0.31

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	0.53	2.77 (4/21/15)
Class C	–0.31	1.99 (4/21/15)
Class Z	0.84	3.03 (4/21/15)
Class R6*	0.73	3.01 (4/21/15)
Customized Blend Index
	2.44	4.57
Bloomberg Barclays Global Aggregate Bond Hedged Index
	3.94	2.52
MSCI World Index (ND)
	0.43	6.27
Lipper Custom Global Tactical Allocation Funds Average**
	–0.29	–0.13
Lipper Alternative Multi-Strategy Funds Average**
	–1.80	0.31

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index, Bloomberg Barclays Global Aggregate Bond Hedged Index, and the MSCI World Index (ND) by portraying the initial account values at the commencement of operations of Class Z shares (April 21, 2015) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**The Lipper Custom Global Tactical Allocation Funds Average is a custom group of funds in the Lipper Alternative Multi-Strategy Funds Performance Universe that employ a global tactical allocation strategy peer. Although Lipper classifies the Fund

PGIM QMA Global Tactical Allocation Fund	9

Your Fund’s Performance (continued)

in the Alternative Multi-Strategy Funds performance universe, the Lipper Custom Global Tactical Allocation Funds Average is used because the funds in the custom peer group provide a more appropriate basis for Fund performance comparisons.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is a model portfolio consisting of the MSCI World Index (ND) (50%) and the Bloomberg Barclays Global Aggregate Bond Hedged Index (50%). Each component of the Customized Blend Index is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend Index is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to various Fund segments.

The MSCI World Index (ND) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (ND) consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index (ND) is unmanaged and the total return includes the reinvestment of all dividends. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends.

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The Bloomberg Barclays Global Aggregate Bond Hedged Index provides a broad-based measure of the global investment-grade fixed rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality, and maturity.

Lipper Alternative Multi-Strategy Funds Average—The Lipper Alternative Multi-Strategy Funds Average (Lipper Average) includes funds which seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

Lipper Custom Global Tactical Allocation Funds Average—The Lipper Custom Global Tactical Allocation Funds Average (Lipper Custom Average) consists only of funds that employ a global tactical allocation strategy within Lipper’s Alternative Multi-Strategy Funds universe, and not the entire Alternative Multi-Strategy Funds universe.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

PGIM QMA Global Tactical Allocation Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Global Tactical Allocation Fund’s Class Z shares rose 0.84% in the 12-month reporting period that ended February 28, 2019, underperforming the 2.44% return of the Customized Blend Index (the Index) and outperforming the –0.29% return of the Lipper Custom Global Tactical Allocation Funds Average.

What were global equity market conditions?

•	US equity markets posted gains during the reporting period, despite investor concerns over slowing global economic growth, ongoing trade wars, rising interest rates, and the flattening yield curve.

•	The performance of large-cap stocks modestly lagged small-cap stocks, and growth stocks outperformed value stocks across all market capitalizations.

What were global bond market conditions?

•

The US Treasury yield curve flattened consistently from the beginning of March 2018 through the end of the calendar year, aided on the front end by four Federal Reserve interest rate hikes during that time that totaled 100 basis points. (A basis point is equal to 0.01%.) Further curve flattening in November and December of 2018 was attributable to a sharp drop in longer-term interest rates due to growing concerns about global growth. On December 19, the yield spread between the 10-year and 2-year US Treasury note fell to an 11-year low of 10 basis points.

•

For the first two months of 2019, US 10-year yields were range-bound, staying mostly between 2.6% and 2.7%, as lowered inflation expectations kept yields from rising despite a strong rally in equity markets.

•

Yields on 10-year German government bonds declined throughout the reporting period, as weak European economic growth data contributed to an extension of accommodative policy by the European Central Bank that is expected to continue throughout 2019.

What worked?

•

The Fund’s currency relative value strategy, which invests opportunistically in global currencies, contributed to the Fund’s performance during the period by short selling the Australian dollar, Swedish krona, and Swiss franc. A long position means an investment manager expects a security to gain in value. A short position means the manager expects a security to decline in value.

•

Also adding value was the Fund’s commodity relative value strategy, which invests opportunistically in commodities. The Fund benefited from short positions in industrial metals and agricultural commodities.

12	Visit our website at pgiminvestments.com

•

The Fund’s bond relative value strategy, which invests opportunistically in global bonds, also contributed to performance. Long positions in Canadian and Australian bonds were the biggest contributors.

•

The Fund’s strategic asset allocation to global equities added modest value, as global equities posted mixed results through the fiscal year. While US equities rose slightly, international equities generally declined.

What didn’t work?

•

The Fund’s tactical asset allocation strategies, which tilt the portfolio based on short-term opportunities across asset classes, detracted slightly from performance. The Fund lost value in commodities and bond positions that were partially offset by the gains in its US dollar positioning.

•

The Fund’s country equity relative value strategy, which invests opportunistically in both long and short global equity markets, detracted from performance. The biggest detractors were long positions in China and Turkey and a short position in Switzerland.

Did the Fund use derivatives, and how did they affect performance?

The fund is fully invested in derivatives and cash positions that support the derivatives. It uses futures, swaps on futures, and foreign exchange forward contracts to implement QMA’s investment views. The Fund’s use of derivatives, versus owning the direct physical security, had no material impact on performance.

PGIM QMA Global Tactical Allocation Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account

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value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Global Tactical Allocation Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$964.60	1.45%	$7.06
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25
Class C	Actual	$1,000.00	$960.80	2.20%	$10.70
	Hypothetical	$1,000.00	$1,013.88	2.20%	$10.99
Class Z	Actual	$1,000.00	$965.80	1.20%	$5.85
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01
Class R6**	Actual	$1,000.00	$964.80	1.20%	$5.85
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Global Tactical Allocation Fund	15

Consolidated Schedule of Investments

as of February 28, 2019

Description	Interest Rate	Maturity Date	Shares	Value
SHORT-TERM INVESTMENTS 97.9%

AFFILIATED MUTUAL FUND 14.6%
PGIM Core Ultra Short Bond Fund (cost $5,516,112)(w)			5,516,112	$5,516,112

UNAFFILIATED FUND 4.9%
Dreyfus Treasury Securities Cash Management(bb) (cost $1,829,055)			1,829,055	1,829,055

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) 78.4%
U.S. Treasury Bills	2.343%	04/18/19	18,100	18,042,442
U.S. Treasury Bills(bb)(k)	2.349	03/21/19	810	808,944
U.S. Treasury Bills(h)(k)	2.349	03/21/19	2,640	2,636,559
U.S. Treasury Bills(h)(k)	2.457	03/21/19	8,060	8,049,494

TOTAL U.S. TREASURY OBLIGATIONS (cost $29,540,057)				29,537,439

TOTAL INVESTMENTS 97.9% (cost $36,885,224)				36,882,606
Other assets in excess of liabilities(z) 2.1%				805,998

NET ASSETS 100.0%				$37,688,604

The following abbreviations are used in the annual report:

ASX—Australian Securities Exchange

BIST—Borsa Istanbul Index (Turkish Stock Exhange)

Bovespa—Sao Paulo Stock Exchange

CAC—French Stock Market Index

DAX—German Stock Index

FTSE—Financial Times Stock Exchange

IBEX—Spanish Stock Index

JSE—Johannesburg Stock Exchange

KOSPI—Korean Composite Stock Price Index

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MSCI—Morgan Stanley Capital International

OMXS—Nordic Exchange Stockholm Index

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

S&P—Standard & Poor’s

SGX—Singapore Exchange

SPI—Swiss Performance Index

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	17

Consolidated Schedule of Investments (continued)

as of February 28, 2019

STOXX—Stock Index of the Eurozone

T—Swap payment upon termination

TSX—Toronto Stock Exchange

ULSD—Ultra-Low Sulfur Diesel

WIG—Warsaw Stock Exchange

WTI—West Texas Intermediate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security held in the Subsidiary.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Financial Futures contracts outstanding at February 28, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
50	10 Year Euro-Bund	Mar. 2019	$9,401,588	$92,134
2	10 Year Japanese Bonds	Mar. 2019	2,740,591	(2,243)
6	10 Year Mini Japanese Government Bonds	Mar. 2019	821,531	861
31	10 Year U.K. Gilt	Jun. 2019	5,172,080	(52,059)
4	10 Year U.S. Treasury Notes	Jun. 2019	488,000	(1,875)
15	ASX SPI 200 Index	Mar. 2019	1,635,674	63,132
215	BIST National 30 Index	Apr. 2019	536,367	(795)
10	CAC40 10 Euro	Mar. 2019	595,910	21,441
4	DAX Index	Mar. 2019	1,310,342	22,124
57	Euro STOXX 50 Index	Mar. 2019	2,138,246	149,779
10	FTSE 100 Index	Mar. 2019	938,457	24,325
5	FTSE/JSE Top 40 Index	Mar. 2019	175,869	6,086
3	FTSE/MIB Index	Mar. 2019	352,410	37,109
19	IBEX 35 Index	Mar. 2019	2,008,166	68,155
74	OMXS30 Index	Mar. 2019	1,259,506	18,946
108	S&P 500 E-Mini Index	Mar. 2019	15,037,380	932,782

See Notes to Consolidated Financial Statements.

18

Financial Futures contracts outstanding at February 28, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions (cont’d):
57	SGX Nifty 50 Index	Mar. 2019	$1,239,180	$(6,496)
56	WIG20 Index	Mar. 2019	691,731	2,553

				1,375,959

	Short Positions:
48	10 Year Australian Treasury Bonds	Mar. 2019	34,430,488	(88,802)
75	10 Year Canadian Government Bonds	Jun. 2019	7,734,526	27,395
20	Hang Seng China Enterprises Index	Mar. 2019	1,453,550	(17,962)
47	Mexican Bolsa Index	Mar. 2019	1,047,746	32,616
23	MSCI Taiwan Stock Index	Mar. 2019	870,090	(3,450)
16	S&P/TSX 60 Index	Mar. 2019	2,315,954	(42,605)
1	Yen Denominated Nikkei 225 Index	Mar. 2019	96,398	(1,054)

				(93,862)

				$1,282,097

Commodity Futures contracts outstanding at February 28, 2019(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Long Positions:
6	Copper	May 2019	$442,200	$6,600
3	LME Nickel	Mar. 2019	233,829	16,038
1	LME Zinc	Mar. 2019	70,138	3,937
3	Mini Silver	May 2019	46,902	(977)
6	No. 2 Soft Red Winter Wheat	May 2019	137,850	(7,425)
5	NY Harbor ULSD	Apr. 2019	425,733	2,537
3	Silver	May 2019	234,510	(7,410)

				13,300

	Short Positions:
19	Coffee ’C’	May 2019	701,456	25,219
42	Corn	May 2019	778,575	29,179
2	Cotton No. 2	May 2019	72,820	(1,270)
5	Gasoline RBOB	Apr. 2019	367,983	4,032
6	Gold 100 OZ	Apr. 2019	789,660	210
37	Lean Hogs	Apr. 2019	826,950	73,497
6	LME PRI Aluminum	Mar. 2019	284,213	(6,863)
15	Natural Gas	Apr. 2019	421,800	(20,070)
24	Soybean	May 2019	1,092,300	6,900
50	Soybean Oil	May 2019	907,500	900

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	19

Consolidated Schedule of Investments (continued)

as of February 28, 2019

Commodity Futures contracts outstanding at February 28, 2019(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Short Positions (cont’d):
10	Sugar #11 (World)	May 2019	$143,136	$5,488
5	WTI Crude	Apr. 2019	286,100	(6,960)

				110,262

				$123,562

(1)	Represents positions held in the Subsidiary.

Forward foreign currency exchange contracts outstanding at February 28, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	4,200	$2,992,273	$2,980,321	$—	$(11,952)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	300	215,551	212,880	—	(2,671)
British Pound,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	GBP	4,050	5,205,578	5,377,458	171,880	—
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	4,250	3,188,292	3,231,241	42,949	—
Euro,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	EUR	3,650	4,127,221	4,158,928	31,707	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	EUR	50	57,300	56,971	—	(329)
Japanese Yen,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	165,000	1,467,602	1,482,736	15,134	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	120,000	1,108,104	1,078,353	—	(29,751)
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	5,900	4,047,430	4,019,630	—	(27,800)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	1,850	1,270,614	1,260,393	—	(10,221)

See Notes to Consolidated Financial Statements.

20

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NOK	5,250	$614,045	$614,131	$86	$—
Swedish Krona,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	39,500	4,263,210	4,283,787	20,577	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	4,750	530,406	515,139	—	(15,267)
Swiss Franc,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CHF	700	711,331	702,736	—	(8,595)

				$29,798,957	$29,974,704	282,333	(106,586)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	1,350	$975,185	$957,960	$17,225	$—
British Pound,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	GBP	1,650	2,092,013	2,190,816	—	(98,803)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	GBP	100	129,099	132,776	—	(3,677)
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	8,600	6,489,119	6,538,511	—	(49,392)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	1,300	981,925	988,380	—	(6,455)
Euro,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	EUR	1,100	1,258,718	1,253,376	5,342	—
Japanese Yen,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	695,000	6,307,636	6,245,462	62,174	—
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	100	67,819	68,130	—	(311)

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	21

Consolidated Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NOK	6,750	$781,222	$789,597	$—	$(8,375)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NOK	3,750	440,021	438,665	1,356	—
Swedish Krona,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	26,000	2,871,941	2,819,707	52,234	—
Swiss Franc,
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CHF	4,650	4,721,267	4,668,174	53,093	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CHF	200	199,369	200,782	—	(1,413)

				$27,315,334	$27,292,336	191,424	(168,426)

						$473,757	$(275,012)

Total return swap agreements outstanding at February 28, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
KOSPI 200 Index Futures(T)	—	Credit Suisse Securities (Europe) Limited	3/14/19	KRW	(459,813)	$(32,831)	$—	$(32,831)
Swiss Market Index Futures(T)	—	Credit Suisse Securities (Europe) Limited	3/15/19	CHF	(1,186)	(119,373)	—	(119,373)
Bovespa Index Futures(T)	—	Credit Suisse Securities (Europe) Limited	4/17/19	BRL	5,017	21,052	—	21,052

						$(131,152)	$—	$(131,152)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Consolidated Financial Statements.

22

Balance Reported in the Consolidated Statement of Assets and Liabilities for OTC Swap Agreements Table:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$21,052	$(152,204)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley and Co. LLC	$—	$3,445,503

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Fund	$5,516,112	$—	$—
Unaffiliated Fund	1,829,055	—	—
U.S. Treasury Obligations	—	29,537,439	—
Other Financial Instruments*
Financial Futures Contracts	1,282,097	—	—
Commodity Futures Contracts.	123,562	—	—
OTC Forward Foreign Currency Exchange Contracts	—	198,745	—
OTC Total Return Swap Agreements	—	(131,152)	—

Total	$8,750,826	$29,605,032	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Fund Composition:

The fund composition of investments (excluding derivatives) and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

U.S. Treasury Obligations	78.4%
Affiliated Mutual Fund	14.6

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	23

Consolidated Schedule of Investments (continued)

as of February 28, 2019

Fund Composition (continued):

Unaffiliated Fund	4.9%

97.9
Other assets in excess of liabilities	2.1

100.0%

Effects of Derivative Instruments on the Consolidated Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2019 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker—variation margin futures	$174,537	*	Due from/to broker—variation margin futures	$50,975	*
Equity contracts	Due from/to broker—variation margin futures	1,379,048	*	Due from/to broker—variation margin futures	72,362	*
Equity contracts	Unrealized appreciation on OTC swap agreements	21,052		Unrealized depreciation on OTC swap agreements	152,204
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	473,757		Unrealized depreciation on OTC forward foreign currency exchange contracts	275,012
Interest rate contracts	Due from/to broker—variation margin futures	120,390	*	Due from/to broker—variation margin futures	144,979	*

		$2,168,784			$695,532

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

24

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$(328,581)	$—	$—
Equity contracts	(1,547,596)	—	(55,417)
Foreign exchange contracts	—	481,115	—
Interest rate contracts	(37,182)	—	—

Total	$(1,913,359)	$481,115	$(55,417)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$230,209	$—	$—
Equity contracts	1,168,900	—	(89,580)
Foreign exchange contracts	—	87,343	—
Interest rate contracts	68,113	—	—

Total	$1,467,222	$87,343	$(89,580)

For the year ended February 28, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$65,406,336	$28,292,420	$16,886,684

	Forward Foreign Currency Exchange Contracts— Sold(2)
	$18,612,814

	Total Return Swap Agreements(1)
	$3,182,616

(1)	Notional Amount in USD.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	25

Consolidated Schedule of Investments (continued)

as of February 28, 2019

(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Credit Suisse Securities (Europe) Limited	$21,052	$(152,204)	$(131,152)	$131,152	$—
Morgan Stanley Capital Services LLC	473,757	(275,012)	198,745	(198,745)	—

	$494,809	$(427,216)	$67,593	$(67,593)	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Consolidated Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Consolidated Financial Statements.

26

Consolidated Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value:
Unaffiliated investments (cost $31,369,112)	$31,366,494
Affiliated investments (cost $5,516,112)	5,516,112
Foreign currency, at value (cost $864,548)	865,102
Unrealized appreciation on OTC forward foreign currency exchange contracts	473,757
Due from broker—variation margin futures	29,075
Unrealized appreciation on OTC swap agreements	21,052
Dividends and interest receivable	2,919
Receivable for Fund shares sold	186
Prepaid expenses	473

Total Assets	38,275,170

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	275,012
Unrealized depreciation on OTC swap agreements	152,204
Deposit due to broker for centrally cleared/exchange-traded derivatives	102,327
Custodian and accounting fees payable	40,583
Accrued expenses and other liabilities	15,183
Management fee payable	580
Distribution fee payable	392
Affiliated transfer agent fee payable	257
Payable for Fund shares reacquired	28

Total Liabilities	586,566

Net Assets	$37,688,604

Net assets were comprised of:
Shares of beneficial interest, at par	$3,930
Paid-in capital in excess of par	38,969,964
Total distributable earnings (loss)	(1,285,290)

Net assets, February 28, 2019	$37,688,604

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	27

Consolidated Statement of Assets & Liabilities

as of February 28, 2019

Class A
Net asset value, and redemption price per share,
($1,352,752 ÷ 141,815 shares of beneficial interest issued and outstanding)	$9.54
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.10

Class C
Net asset value, offering price and redemption price per share,
($194,717 ÷ 20,911 shares of beneficial interest issued and outstanding)	$9.31

Class Z
Net asset value, offering price and redemption price per share,
($2,499,195 ÷ 260,340 shares of beneficial interest issued and outstanding)	$9.60

Class R6
Net asset value, offering price and redemption price per share,
($33,641,940 ÷ 3,507,058 shares of beneficial interest issued and outstanding)	$9.59

See Notes to Consolidated Financial Statements.

28

Consolidated Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Interest income	$571,782
Affiliated dividend income	92,628
Unaffiliated dividend income	38,266

Total income	702,676

Expenses
Management fee	434,205
Distribution fee(a)	4,633
Custodian and accounting fees	109,791
Registration fees(a)	60,270
Audit fee	49,698
Shareholders’ reports	28,137
Legal fees and expenses	23,193
Trustees’ fees	12,630
Transfer agent’s fees and expenses (including affiliated expense of $1,062)(a)	3,518
Miscellaneous	15,231

Total expenses	741,306
Less: Fee waiver and/or expense reimbursement(a)	(300,842)
Distribution fee waiver(a)	(544)

Net expenses	439,920

Net investment income (loss)	262,756

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Futures transactions	(1,913,359)
Forward currency contract transactions	481,115
Swap agreement transactions	(55,417)
Foreign currency transactions	14,128

(1,473,533)

Net change in unrealized appreciation (depreciation) on:
Investments	569
Futures	1,467,222
Forward currency contracts	87,343
Swap agreements	(89,580)
Foreign currencies	4,337

1,469,891

Net gain (loss) on investment and foreign currency transactions	(3,642)

Net Increase (Decrease) In Net Assets Resulting From Operations	$259,114

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	29

Consolidated Statement of Operations

Year Ended February 28, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	3,264	1,369	—	—
Registration fees	15,068	15,068	15,067	15,067
Transfer agent’s fees and expenses	1,608	355	1,509	46
Fee waiver and/or expense reimbursement	(23,877)	(16,336)	(23,962)	(236,667)
Distribution fee waiver	(544)	—	—	—

See Notes to Consolidated Financial Statements.

30

Consolidated Statements of Changes in Net Assets

	Year Ended February 28,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$262,756	$(118,062)
Net realized gain (loss) on investment and foreign currency transactions		(1,473,533)	3,806,523
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		1,469,891	(944,157)

Net increase (decrease) in net assets resulting from operations		259,114	2,744,304

Dividends and Distributions
Distributions from distributable earnings*
Class A		(45,891)	—
Class C		(6,561)	—
Class Z		(14,613)	—
Class R6		(1,741,499)	—

		(1,808,564)	—

Dividends from net investment income*
Class Z			(262)
Class R6			(55,647)

		*	(55,909)

Distributions from net realized gains*
Class A			(45,057)
Class C			(5,177)
Class Z			(13,439)
Class R6			(2,279,700)

		*	(2,343,373)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		3,643,781	547,281
Net asset value of shares issued in reinvestment of dividends and distributions		1,808,473	2,398,352
Cost of shares reacquired		(691,005)	(199,029)

Net increase (decrease) in net assets from Fund share transactions		4,761,249	2,746,604

Total increase (decrease)		3,211,799	3,091,626

Net Assets:
Beginning of year		34,476,805	31,385,179

End of year(a)		$37,688,604	$34,476,805

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(201,510)

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	31

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund (formerly known as PGIM Global Absolute Return Bond Fund), PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Strategic Bond Fund (formerly known as PGIM Unconstrained Bond Fund), each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act. These consolidated financial statements relate only to the PGIM QMA Global Tactical Allocation Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund wholly owns and controls the PGIM QMA Global Tactical Allocation Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations (except as discussed below), and follows the same compliance policies and procedures as the Fund. The consolidated financial statements of the Fund include the financial results of the Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment objective as the Fund. The Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

32

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of February 28, 2019, the Subsidiary had net assets of $2,661,058 representing 7.1% of the Fund’s net assets.

1. Accounting Policies

The Fund and the Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated

PGIM QMA Global Tactical Allocation Fund	33

Notes to Consolidated Financial Statements (continued)

Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes

34

projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act

PGIM QMA Global Tactical Allocation Fund	35

Notes to Consolidated Financial Statements (continued)

of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated

36

forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

PGIM QMA Global Tactical Allocation Fund	37

Notes to Consolidated Financial Statements (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates and to gain exposure to commodities. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets.The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Consolidated Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Consolidated Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure

38

to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Consolidated Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

PGIM QMA Global Tactical Allocation Fund	39

Notes to Consolidated Financial Statements (continued)

As of February 28, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the

40

consolidated financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2018, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.10% of the Fund’s average daily net assets up to and including $1 billion, 1.08% of the next $2 billion, 1.06% of the next $2 billion, 1.05% of the next $5 billion and 1.04% of average daily net assets in excess of $10 billion (including the Subsidiary). Prior to July 1, 2018, the management fee paid to the Manager was accrued daily and payable monthly, at an annual rate of 1.15% of the Fund’s average daily net assets up to and including $1 billion, 1.13% of the next $2 billion, 1.11% of the next $2 billion, 1.10% of the next $5 billion and 1.09% of average daily net assets in excess of $10 billion (including the Subsidiary).The effective consolidated management fee rate before any waivers and/or expense reimbursements was 1.21% for the year ended February 28, 2019.

Effective July 1, 2018, the Manager has contractually agreed, through June 30, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM QMA Global Tactical Allocation Fund	41

Notes to Consolidated Financial Statements (continued)

Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, the Manager has voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to July 1, 2018, the Manager had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.25% of the Fund’s average daily net assets. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of 1.10% of the Subsidiary’s average daily net assets up to and including $1 billion, 1.08% on the next $2 billion of average daily net assets, 1.06% on the next $2 billion of average daily net assets, 1.05% on the next $5 billion of average daily net assets and 1.04% on the average daily net assets in excess of $10 billion. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board of Trustees as long as the Fund remains invested in the Subsidiary or intends to invest in the Subsidiary. The Manager also has entered into a separate Subadvisory Agreement with QMA relating to the Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and

42

servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. Through June 30, 2020, PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $16,325 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2019, it received $324 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned

PGIM QMA Global Tactical Allocation Fund	43

Notes to Consolidated Financial Statements (continued)

underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended February 28, 2019.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$8,581,300	$97,067,179	$100,132,367	$—	$—	$5,516,112	5,516,112	$92,628

*	The Fund did not have any capital gain distributions during the reporting period.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $1,248,220 of ordinary income and $560,344 of long-term capital gains. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $654,800 of ordinary income and $1,744,482 of long-term capital gains.

As of February 28, 2019, the accumulated undistributed earnings on a tax basis was $795,723 of ordinary income.

44

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$39,694,048	$415,313	$(1,753,503)	$(1,338,190)

The difference between book basis and tax basis was primarily attributable to appreciation (depreciation) of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2019 of approximately $660,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,159 Class C shares, 1,169 Class Z shares and 3,507,058 Class R6

PGIM QMA Global Tactical Allocation Fund	45

Notes to Consolidated Financial Statements (continued)

shares of the Fund. At reporting period end, one affiliated shareholder of record, holding greater than 5% of the Fund, held 89% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	81,256	$783,653
Shares issued in reinvestment of dividends and distributions	4,707	45,800
Shares reacquired	(21,435)	(198,752)

Net increase (decrease) in shares outstanding	64,528	$630,701

Year ended February 28, 2018:
Shares sold	39,648	$392,041
Shares issued in reinvestment of dividends and distributions	4,510	44,126
Shares reacquired	(12,513)	(123,914)

Net increase (decrease) in shares outstanding	31,645	$312,253

Class C
Year ended February 28, 2019:
Shares sold	18,789	$175,074
Shares issued in reinvestment of dividends and distributions	686	6,561
Shares reacquired	(6,691)	(64,169)

Net increase (decrease) in shares outstanding before conversion	12,784	117,466
Shares reacquired upon conversion into other share class(es)	(1,282)	(12,337)

Net increase (decrease) in shares outstanding	11,502	$105,129

Year ended February 28, 2018:
Shares sold	5,358	$53,200
Shares issued in reinvestment of dividends and distributions	536	5,178
Shares reacquired	(6,169)	(61,629)

Net increase (decrease) in shares outstanding	(275)	$(3,251)

Class Z
Year ended February 28, 2019:
Shares sold	280,180	$2,685,054
Shares issued in reinvestment of dividends and distributions	1,496	14,613
Shares reacquired	(45,814)	(428,084)

Net increase (decrease) in shares outstanding before conversion	235,862	2,271,583
Shares issued upon conversion from other share class(es)	1,250	12,337

Net increase (decrease) in shares outstanding	237,112	$2,283,920

Year ended February 28, 2018:
Shares sold	10,146	$102,040
Shares issued in reinvestment of dividends and distributions	1,396	13,701
Shares reacquired	(323)	(3,207)

Net increase (decrease) in shares outstanding	11,219	$112,534

46

Class R6	Shares	Amount
Year ended February 28, 2019:
Shares issued in reinvestment of dividends and distributions	178,249	$1,741,499

Net increase (decrease) in shares outstanding	178,249	$1,741,499

Year ended February 28, 2018:
Shares issued in reinvestment of dividends and distributions	238,372	$2,335,347
Shares reacquired	(1,059)	(10,279)

Net increase (decrease) in shares outstanding	237,313	$2,325,068

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 28, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. The IRS has proposed regulations that if finalized in current form would require the Subsidiary to distribute its income on an annual basis in order for such income to be considered

PGIM QMA Global Tactical Allocation Fund	47

Notes to Consolidated Financial Statements (continued)

qualifying Regulated Investment Company (“RIC”) income for tax purposes. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely

48

affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019,

PGIM QMA Global Tactical Allocation Fund	49

Notes to Consolidated Financial Statements (continued)

and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

50

Consolidated Financial Highlights

Class A Shares
	Year Ended February 28,			April 21, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00	$9.91	$9.24	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01	0.87	1.03	(0.64)
Total from investment operations	0.06	0.81	0.92	(0.76)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.25)	-
Distributions from net realized gains	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.52)	(0.72)	(0.25)	-
Net asset value, end of period	$9.54	$10.00	$9.91	$9.24
Total Return(c):	0.53%	8.51%	10.25%	(7.60)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,353	$773	$452	$127
Average net assets (000)	$1,088	$620	$359	$57
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.46%	1.50%	1.50%	1.50%	(f)
Expenses before waivers and/or expense reimbursement	3.70%	4.31%	2.85%	4.00%	(f)
Net investment income (loss)	0.54%	(0.58)%	(1.17)%	(1.45)%	(f)
Portfolio turnover rate(g)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	51

Consolidated Financial Highlights (continued)

Class C Shares
	Year Ended February 28,			April 21, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.85	$9.85	$9.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.14)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (c)	0.86	1.04	(0.64)
Total from investment operations	(0.02)	0.72	0.86	(0.82)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.19)	-
Distributions from net realized gains	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.52)	(0.72)	(0.19)	-
Net asset value, end of period	$9.31	$9.85	$9.85	$9.18
Total Return(d):	(0.31)%	7.63%	9.57%	(8.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$195	$93	$95	$77
Average net assets (000)	$137	$88	$85	$63
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.21%	2.25%	2.25%	2.25%	(g)
Expenses before waivers and/or expense reimbursement	14.14%	15.86%	3.58%	5.08%	(g)
Net investment income (loss)	(0.20)%	(1.38)%	(1.93)%	(2.20)%	(g)
Portfolio turnover rate(h)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

52

Class Z Shares
	Year Ended February 28,			April 21, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.03	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.03)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (c)	0.86	1.05	(0.65)
Total from investment operations	0.09	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.02)	(0.27)	-
Distributions from net realized gains	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.52)	(0.74)	(0.27)	-
Net asset value, end of period	$9.60	$10.03	$9.94	$9.25
Total Return(d):	0.84%	8.68%	10.70%	(7.50)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,499	$233	$119	$20
Average net assets (000)	$1,074	$170	$71	$13
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.20%	1.25%	1.25%	1.25%	(g)
Expenses before waivers and/or expense reimbursement	3.43%	8.69%	2.54%	3.97%	(g)
Net investment income (loss)	0.99%	(0.32)%	(0.91)%	(1.20)%	(g)
Portfolio turnover rate(h)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	53

Consolidated Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28,			April 21, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.03	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.04)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01	0.87	1.05	(0.65)
Total from investment operations	0.08	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.02)	(0.27)	-
Distributions from net realized gains	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.52)	(0.74)	(0.27)	-
Net asset value, end of period	$9.59	$10.03	$9.94	$9.25
Total Return(c):	0.73%	8.69%	10.70%	(7.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,642	$33,378	$30,718	$27,769
Average net assets (000)	$33,534	$31,730	$28,961	$28,796
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.21%	1.25%	1.25%	1.25%	(f)
Expenses before waivers and/or expense reimbursement	1.92%	2.10%	2.38%	3.33%	(f)
Net investment income (loss)	0.74%	(0.36)%	(0.93)%	(1.20)%	(f)
Portfolio turnover rate(g)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

54

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Global Tactical Allocation Fund

and the Board of Trustees of Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of PGIM QMA Global Tactical Allocation Fund and subsidiary (formerly Prudential QMA Global Tactical Allocation Fund) (the Fund), a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of February 28, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM QMA Global Tactical Allocation Fund	55

Tax Information (unaudited)

We are advising you that during the year ended February 28, 2019, the Fund reports the maximum amount allowed per share but not less than $0.16 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2019, the Fund reports the maximum amount allowable but not less than 29.25% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Global Tactical Allocation Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Global Tactical Allocation Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Global Tactical Allocation Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Global Tactical Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Global Tactical Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PTALX	PTCLX	PTZLX	PTQLX
CUSIP	74440K728	74440K710	74440K686	74440K694

* Formerly known as Class Q shares.

MF227E

PGIM STRATEGIC BOND FUND

(Formerly known as PGIM Unconstrained Bond Fund)

ANNUAL REPORT

FEBRUARY 28, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek to maximize total return through a combination of current income and capital appreciation.

Highlights (unaudited)

•	Sector allocation was a large contributor to performance, highlighted by positions in commercial mortgage-backed securities (CMBS), high yield bonds, and emerging markets.

•	Security selection was a primary driver of returns during the period, highlighted by positioning in sovereign debt, high yield bonds, CMBS, and collateralized loan obligations (CLOs).

•	Security selection within investment-grade corporates and municipals were modest detractors from returns.

•	Within credit, positioning in the upstream energy, buildings materials & home construction, and retail & restaurant sectors hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases

PGIM Strategic Bond Fund	3

in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that

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substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Strategic Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Strategic Bond Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Strategic Bond Fund

April 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Strategic Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–1.51	4.02 (7/9/15)
Class C	1.48	4.54 (7/9/15)
Class Z	3.60	5.64 (7/9/15)
Class R6*	3.75	4.82 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index**
	3.36	—
ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index**
	2.36	—
Lipper Alternative Credit Focus Funds Average
	0.84	—

	Average Annual Total Returns as of 2/28/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	3.13	5.34 (7/9/15)
Class C	2.46	4.54 (7/9/15)
Class Z	3.60	5.64 (7/9/15)
Class R6*	3.75	4.82 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index**
	3.36	—
ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index**
	2.36	—
Lipper Alternative Credit Focus Funds Average
	0.84	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Intermediate US Aggregate Bond Index** and the ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the beginning of the period for Class Z shares (July 9, 2015) and the account values at the end of the current fiscal year (February 28, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Effective February 12, 2019, the Bloomberg Barclays Intermediate US Aggregate Bond Index replaced the ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as the Fund’s performance benchmark. The Bloomberg Barclays Intermediate US Aggregate Bond Index was selected to reflect the Fund’s current investment objective and policies.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Strategic Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays Intermediate US Aggregate Bond Index—The Bloomberg Barclays Intermediate US Aggregate Bond Index is the intermediate component of the Bloomberg Barclays US Aggregate Bond Index, which is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with maturities from 1 year up to, but not including, 10 years for all sectors except for Securitized, which does not have a maximum weighted average maturity or remaining average life constraint. The average annual total returns for the Index measured from the month end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 1.80% and 1.50% for Class R6.

ICE Bank of America Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity (CM) Index (the Index) is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The average annual total returns for the Index measured from the month end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 1.21% and 1.84% for Class R6.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR

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DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (the Lipper Average) is based on the average return of all mutual funds in the Lipper Alternative Credit Focus Funds universe. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 2.39% and 1.84% for Class R6.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 2/28/19 (%)
AAA	25.4
AA	9.6
A	5.6
BBB	11.5
BB	18.0
B	14.2
CCC	2.2
Not Rated	6.8
Cash/Cash Equivalents	6.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Strategic Bond Fund	11

Your Fund’s Performance (continued)

Distributions and Yields as of 2/28/19
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.52	3.26	2.47
Class C	0.45	2.68	1.88
Class Z	0.56	3.83	3.12
Class R6***	0.57	3.88	16.64

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Strategic Bond Fund’s Class Z shares returned 3.60% for the 12-month reporting period that ended February 28, 2019, outperforming the 3.36% return of the Bloomberg Barclays Intermediate US Aggregate Bond Index (the Index), the 2.36% return of the ICE Bank of America Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, and the 0.84% return of the Lipper Alternative Credit Focus Funds Average. The Fund’s performance prior to February 12, 2019, was based on the former investment objectives and policies of the Fund. As a result, past performance may not be indicative of the Fund’s current investment objectives and policies.

What were market conditions?

•

The markets struggled in the second quarter of 2018 as the fears on the trade and political fronts that emerged early in the year were realized in the quarter to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting awkward at the G20 meeting but then became real as US barbs were met with tit-for-tat measures. (The G20, or Group of Twenty, is an international forum for the governments and central bank governors from 19 countries and the European Union.) The results from the Italian elections in the first quarter of 2018 transformed into a significant market concern in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the spread tights of the first quarter, which may have gotten a bit ahead of fundamentals. (Spreads are differences in yield between government bonds and debt securities of comparable maturity.)

•

Except for global leveraged finance and US stocks, many markets encountered tough times through the third quarter of 2018. Despite the third-quarter bounce in the fixed income spread sectors, it wasn’t enough to undo the damage from the first half of the year. (Spread sectors include corporate bonds, emerging markets debt, and other types of fixed income securities that provide additional yield over comparable-maturity government bonds.) On the rates side, yields either moved sideways or higher—significantly so in some cases. In currencies, the US dollar had been the biggest beneficiary of the anxious market backdrop. And across markets, idiosyncratic fundamental vulnerabilities and policy missteps brought on stiff punishment from the markets. While the markets had been volatile, the underlying causes had been more or less constant with minor variations. After a decade of balance sheet expansion, the G3 (US, Japan, and eurozone) central banks were in aggregate turning off the liquidity spigot. These policy changes tipped the scales, switching the G3 central bank balance sheets from aggressive growth to a path of stasis. The switch from “net buy” to “net hold”

PGIM Strategic Bond Fund	13

Strategy and Performance Overview (continued)

meant that the market’s primary source of steady capital injections over the last decade was gone, leaving the open markets to adjust to supply and demand on their own.

•

Returns across both the bond and equity markets ended 2018 on the low end or negative. The only rising trend over the fourth quarter seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash. The global economy moderated in 2018. While growth prospects were looking up a year ago, in hindsight it appears that the clock had already run out of time. The unimpressive economic performance of recent years—along with its uneven distribution—ushered in a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are increasingly chipping away at policy orthodoxy and taking nationalistic stances rather than those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggested that investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

•

The weakness that afflicted global growth in the fourth quarter of 2018 extended into the first quarter of 2019 and is likely to extend into the second quarter as well, most notably in Europe and Asia. Manufacturing purchasing managers indexes continued their downdraft in January and February across the world’s four largest economies—namely the US, China, the eurozone, and Japan (G4). This weakness is mirrored in slumping trade global volumes, with China’s imports appearing at the center of the slowdown. Despite what has the makings of an industrial recession in key parts of the world, the late stage of the economic expansion comes hand in hand with continued, although decelerating, domestic demand strength, largely afforded by continued solid, albeit slowing, employment growth in major economies.

What worked?

•	Long duration positioning boosted returns during the period as rates rallied. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•	Sector allocation was a large contributor to performance, highlighted by positions in commercial mortgage-backed securities (CMBS), high yield bonds, and emerging markets.

•	Security selection was a primary driver of returns during the period, highlighted by positioning in sovereign debt, high yield bonds, CMBS, and collateralized loan obligations (CLOs).

•

Within credit, positioning in the foreign non-corporate, electric & water, and cable & satellite sectors were positive. Looking at specific issuers, overweights (holding a larger percentage of bonds than the Index) to Greece, Portugal, and Vistra Energy Corp. were all positive contributors to performance.

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What didn’t work?

•

Yield curve positioning was a marginal detractor from returns during the period. (The yield curve plots interest rate movements of bonds with comparable credit quality but with different maturities at a set point in time.)

•	Security selection within investment-grade corporates and municipals were modest detractors from returns.

•

Within credit, positioning in the upstream energy, buildings materials & home construction, and retail & restaurant sectors hurt performance. Looking at specific issuers, overweights to Alta Mesa Resources, Inc. (energy), Community Health Systems. Inc. (health care & pharmaceutical), and Frontera Energy Corp. (energy) detracted from performance.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund held futures contracts on government securities, interest rate swaps, and options to help manage its duration and yield curve exposure. Overall, this strategy had a positive impact on performance during the reporting period. In addition, the Fund traded foreign exchange instruments, which also had a positive impact on performance during the reporting period. The Fund used credit default swaps and total return swaps to hedge its credit risk in order to increase or decrease credit risk. Credit default swaps and total return swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of these instruments had a positive impact on performance.

Current outlook

•

Notwithstanding the continued soft patch, PGIM Fixed Income remains broadly constructive on the global outlook, although its forecasts have edged down; and the risks surrounding its outlook have clearly risen. Monetary and credit easing in China is beginning to gain traction, and broad credit growth has begun to turn up amid a tentative stabilization of Chinese manufacturers’ export order books. At the same time, in PGIM Fixed Income’s view, any productive conclusion of the US-China trade talks would likely come with large-scale commitments by China to buy US products and some further opening of Chinese markets to US firms, which PGIM Fixed Income believes would generate attendant positive spillovers for global trade.

•

PGIM Fixed Income maintains a positive view of fundamentals in the credit sectors of the fixed income market with positioning in spread sectors, including high yield, emerging markets, and structured product sectors (CMBS, CLOs, and asset-backed securities). Within investment-grade corporates, as we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials. Within industrials, PGIM Fixed Income is focusing on select non-cyclical issuers. PGIM Fixed Income is constructive on US high yield, based on strong fundamentals (strong earnings and low defaults), favorable supply technicals, dovish central banks, and its view that visible risks (US-China trade dispute, Brexit, and the US fiscal stimulus 2020 cliff) will not cause a recession in the next 18 months. PGIM Fixed Income prefers B-rated high yield bonds and is taking advantage of the current steepness of the spread curve.

PGIM Strategic Bond Fund	15

Strategy and Performance Overview (continued)

•

In terms of positioning, PGIM Fixed Income favors B-rated issuers, remains cautious on commodities, and maintains overweights to independent power producers and US consumer-related issuers. Within structured products, PGIM Fixed Income continues to favor seasoned higher-quality CMBS with solid structural support, select seasoned non-agency mortgages, and senior tranches of CLOs. Government-related sectors, including Treasuries and agency mortgage-backed securities, remain significant underweights as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Strategic Bond Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Strategic Bond Fund		Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,016.40	1.15%	$5.75
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76
Class C	Actual	$1,000.00	$1,012.70	1.90%	$9.48
	Hypothetical	$1,000.00	$1,015.37	1.90%	$9.49
Class Z	Actual	$1,000.00	$1,018.30	0.77%	$3.85
	Hypothetical	$1,000.00	$1,020.98	0.77%	$3.86
Class R6**	Actual	$1,000.00	$1,019.50	0.71%	$3.56
	Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2019, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 90.7%

ASSET-BACKED SECURITIES 16.2%

Automobiles 0.5%
OneMain Direct Auto Receivables Trust, Series 2017-02A, Class E, 144A	4.740%		11/14/25		800	$797,445

Collateralized Loan Obligations 11.4%
Armada Euro CLO (Ireland), Series 02A, Class A3, 144A	1.500		11/15/31	EUR	250	283,997
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A2RR, 144A, 3 Month LIBOR + 1.810%	4.583	(c)	07/17/28		500	498,441
Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	4.329	(c)	01/24/29		250	250,145
BlueMountain Fuji CLO (Ireland), Series 04A, Class B2, 144A^	2.900		03/30/32	EUR	1,000	1,137,449
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	4.123	(c)	01/17/28		500	488,782
CVC Cordatus Loan Fund (Ireland), Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	500	571,678
Ellington CLO Ltd. (Cayman Islands), Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840%	4.348	(c)	04/15/29		2,000	2,000,000
Hayfin Emerald CLO DAC (Ireland), Series 01A, Class A2, 144A, 3 Month EURIBOR + 1.090%	1.090	(c)	09/06/31	EUR	250	280,170
HPC Investment Partners CLO, Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625%	4.386	(c)	10/20/29		750	740,191
Jamestown CLO Ltd. (Cayman Islands), Series 2019-01A, Class A2, 144A, 3 Month LIBOR + 2.150%	4.573	(c)	04/20/32		2,000	2,000,000
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 3 Month LIBOR + 1.950%	4.726	(c)	10/20/31		500	500,958
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-02A, Class A2R, 144A, 3 Month LIBOR + 1.800%	4.587	(c)	10/15/28		2,000	1,992,186
MidOcean Credit CLO (Cayman Islands), Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650%	4.294	(c)	02/20/31		250	245,587

See Notes to Financial Statements.

PGIM Strategic Bond Fund	19

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands), Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780%	4.567	%(c)	07/15/31		500	$495,709
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900%	4.369	(c)	10/20/31		250	250,420
Series 2018-20A, Class A2, 144A, 3 Month LIBOR + 1.650%	4.411	(c)	04/20/31		250	247,360
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.900%	4.392	(c)	10/20/31		2,000	1,996,475
Shackleton CLO Ltd. (Cayman Islands), Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700%	4.439	(c)	05/07/31		500	494,813
St Paul’s CLO DAC (Netherlands), Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	500	566,879
Strata CLO Ltd. (Cayman Islands), Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590%	4.519	(c)	01/15/31		1,750	1,743,223
TCW CLO Ltd. (Cayman Islands), Series 2019-01A, Class B, 144A	—	(p)	02/15/29		1,000	1,000,000
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400%	4.187	(c)	07/15/27		250	245,600
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 1.950%	4.730	(c)	10/18/31		650	651,429
Venture CLO Ltd. (Cayman Islands), Series 2016-24A, Class A1D, 144A, 3 Month LIBOR + 1.420%	4.181	(c)	10/20/28		750	750,620
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190%	4.977	(c)	07/15/31		500	490,003

						19,922,115

Consumer Loans 1.2%
Lendmark Funding Trust,
Series 2017-01A, Class C, 144A	5.410		12/22/25		100	102,079
Series 2017-02A, Class C, 144A	4.330		05/20/26		100	100,433
OneMain Financial Issuance Trust,
Series 2015-02A, Class C, 144A	4.320		07/18/25		500	500,522

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust, (cont’d.)
Series 2017-01A, Class C, 144A	3.350%		09/14/32		100	$98,295
Oportun Funding IX LLC, Series 2018-B, Class B, 144A	4.500		07/08/24		250	250,749
Oportun Funding VII LLC, Series 2017-B, Class B, 144A	4.260		10/10/23		250	250,558
Oportun Funding X LLC, Series 2018-C, Class C, 144A	5.520		10/08/24		500	503,166
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.340	(c)	02/25/23		100	100,088
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	5.140	(c)	08/25/25		200	200,437

						2,106,327

Home Equity Loan 0.1%
New Century Home Equity Loan Trust, Series 2003-06, Class M1, 1 Month LIBOR + 1.080%	3.570	(c)	01/25/34		112	110,992

Other 0.2%
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%	4.840	(c)	04/25/23		380	382,432

Residential Mortgage-Backed Securities 2.2%
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.659	(c)	12/26/46		288	291,567
Series 2018-11R, 144A, 1 Month LIBOR + 1.400%^	3.902	(c)	08/25/37		581	581,335
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58		708	707,331
Legacy Mortgage Asset Trust, Series 2019-GS01, Class A1, 144A	4.000	(cc)	01/25/59		400	398,695
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	811	921,036
Towd Point Mortgage Trust, Series 2018-03, Class A1, 144A	3.750	(cc)	05/25/58		900	903,509

						3,803,473

See Notes to Financial Statements.

PGIM Strategic Bond Fund	21

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Student Loans 0.6%
SLM Student Loan Trust,
Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%	0.242	%(c)	07/25/39	EUR	810	$889,272
Series 2007-02, Class B, 3 Month LIBOR + 0.170%	2.941	(c)	07/25/25		200	180,400

						1,069,672

TOTAL ASSET-BACKED SECURITIES (cost $28,279,600)						28,192,456

BANK LOANS 2.0%

Electric 0.1%
Vistra Operations Co. LLC, Initial Term B-1 Loan, 1 Month LIBOR + 2.000%	4.493	(c)	08/04/23		125	124,176

Engineering & Construction 0.2%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	6.240	(c)	07/07/22		299	298,479

Entertainment 0.2%
Aristocrat Leisure, Ltd. (Australia), Term B-3 Loan, 3 Month LIBOR + 1.750%	4.526	(c)	10/19/24		325	322,725

Foods 0.1%
JBS USA Lux SA, Initial Term Loan, 1 - 3 Month LIBOR + 2.500%	5.147	(c)	10/30/22		249	248,430

Internet 0.1%
Go Daddy Operating Co. LLC, Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%	4.743	(c)	02/15/24		174	173,721

Lodging 0.2%
Hilton Worldwide Finance LLC, Term Loan	—	(p)	10/25/23		365	364,791

Machinery-Construction & Mining 0.2%
Generac Power Systems, Inc., 2018 Replacement Term Loan, 1 Month LIBOR + 1.750%^	4.259	(c)	05/31/23		275	271,906

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Machinery-Diversified 0.1%
Rexnord LLC, Refinancing Term Loan, 1 Month LIBOR + 2.000%	4.493	%(c)	08/21/24	272	$271,059

Mining 0.5%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	7.243	(c)	02/27/23	848	849,460

Real Estate 0.2%
DTZ U.S. Borrower LLC, Closing Date Term Loan, 1 Month LIBOR + 3.250%	5.743	(c)	08/21/25	299	297,006

Software 0.1%
Infor US, Inc., Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%	5.243	(c)	02/01/22	200	199,875

TOTAL BANK LOANS (cost $3,399,129)					3,421,628

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.8%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	100	90,763
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	100	88,707
BBCMS Mortgage Trust,
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	250	220,214
Series 2018-CHRS, Class D, 144A	4.267	(cc)	08/05/38	250	239,212
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449%	3.937	(c)	03/15/37	375	372,651
BX Commercial Mortgage Trust, Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050%	4.539	(c)	11/15/35	990	992,524
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 144A	4.744	(cc)	01/10/24	3,700	3,721,533
Commercial Mortgage Trust, Series 2012-CR04, Class A2	1.801		10/15/45	445	432,064
Credit Suisse Mortgage Trust, Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33	250	244,421
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A3	4.095		04/15/51	500	517,530

See Notes to Financial Statements.

PGIM Strategic Bond Fund	23

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700%	4.189	%(c)	05/15/35		93	$91,458
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000%	4.489	(c)	05/15/35		325	318,393
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36		250	242,906
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36		250	232,934
Fannie Mae-Aces, Series 2016-M07, Class AB1	1.860		09/25/26		152	146,321
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.366	(cc)	03/25/26		1,147	92,137
Series K066, Class X1, IO	0.753	(cc)	06/25/27		7,484	393,471
Series KC02, Class X1, IO	0.374	(cc)	03/25/24		88,149	1,571,588
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35		175	175,039
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A4	3.311		03/15/49		500	498,648
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31		1,575	1,588,899
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP02, Class A3	2.559		08/15/49		500	474,946
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451		07/15/50		214	216,114
Rosslyn Portfolio Trust, Series 2017-ROSS, Class XCP, 144A, IO	—	(p)	06/15/33		184,540	1,753
Salus European Loan Conduit, Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 5.000%, Floor N/A)	2.456	(c)	01/23/29	GBP	450	597,253

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,548,877)						13,561,479

CONVERTIBLE BOND 0.1%

Investment Companies
Aabar Investments PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN (cost $231,286)	0.500		03/27/20	EUR	200	213,661

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS 32.6%

Aerospace & Defense 0.6%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500%		12/01/24			650	$661,375
Sr. Unsec’d. Notes, 144A	7.500		03/15/25			200	201,750
Sr. Unsec’d. Notes, 144A	7.875		04/15/27			100	99,246

							962,371

Apparel 0.1%
PVH Corp., Sr. Unsec’d. Notes, 144A	3.125		12/15/27		EUR	100	112,938

Auto Manufacturers 0.2%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	3.100		04/12/21			80	80,126
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291		12/08/46			45	36,314
Sr. Unsec’d. Notes	6.625		10/01/28			70	71,562
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43			100	98,848

							286,850

Auto Parts & Equipment 0.6%
American Axle & Manufacturing, Inc., Gtd. Notes	6.250		03/15/26			250	244,325
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24		EUR	100	120,177
Nemak Sab de CV (Mexico), Sr. Unsec’d. Notes	4.750		01/23/25			705	680,325

							1,044,827

Banks 5.8%
Banco do Brasil SA (Brazil), Gtd. Notes	3.875		10/10/22			550	543,179
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes	5.875		04/25/21			300	298,875
Bank of America Corp.,
Jr. Sub. Notes, Series AA	6.100	(ff)	—	(rr)		110	116,929
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28			85	82,014
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28			70	68,515
Sub. Notes, MTN	4.250		10/22/26			460	461,999

See Notes to Financial Statements.

PGIM Strategic Bond Fund	25

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (cont’d.)
Sub. Notes, MTN	4.450%		03/03/26		1,245	$1,268,175
Bank of Baroda (India), Sr. Unsec’d. Notes, 144A	4.875		07/23/19		200	200,914
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.337		01/10/28		550	532,579
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A	4.400		08/14/28		400	402,367
Caixa Economica Federal (Brazil), Sub. Notes	7.250	(ff)	07/23/24		200	202,680
CIT Group, Inc., Sub. Notes	6.125		03/09/28		150	162,750
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)	235	237,937
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28		1,025	993,925
Danske Bank A/S (Germany),
Sr. Sec’d. Notes, Series D	5.000		02/14/22		600	603,514
Sr. Unsec’d. Notes, 144A	5.000		01/12/22		200	204,135
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L	5.700	(ff)	—	(rr)	130	130,000
Sr. Unsec’d. Notes	3.850		01/26/27		150	147,249
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	6.221	(c)	—	(rr)	90	90,428
Jr. Sub. Notes, Series R	6.000	(ff)	—	(rr)	120	123,600
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		95	92,471
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		925	968,678
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450	(ff)	—	(rr)	250	250,312
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		980	964,535
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375		01/24/24		280	282,554
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125		09/24/25		510	518,879
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes	6.800		11/22/25		100	104,283

						10,053,476

Beverages 0.0%
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750		01/31/27		34	34,510

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Biotechnology 0.0%
Celgene Corp., Sr. Unsec’d. Notes	4.350%	11/15/47	45	$40,288

Building Materials 0.8%
Griffon Corp., Gtd. Notes	5.250	03/01/22	575	567,813
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	350	355,250
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24	550	541,750

				1,464,813

Chemicals 1.9%
Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%	8.750	06/01/23	325	311,188
CF Industries, Inc., Sr. Sec’d. Notes, 144A	4.500	12/01/26	100	99,151
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500	07/19/22	200	197,348
Gtd. Notes	4.125	03/14/21	850	855,427
EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd. (Russia), Sr. Unsec’d. Notes	3.800	04/12/20	200	199,871
Hexion, Inc., Sec’d. Notes, 144A	13.750	02/01/22	100	36,000
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27	400	376,000
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	325	281,125
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22	200	199,045
SASOL Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	550	570,351
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450	08/01/25	10	9,813
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25	235	218,550

				3,353,869

See Notes to Financial Statements.

PGIM Strategic Bond Fund	27

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 1.1%
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46		100	$89,461
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25		350	377,999
Refinitiv US Holdings, Inc., Gtd. Notes, 144A	8.250	11/15/26		500	489,219
United Rentals North America, Inc.,
Gtd. Notes	4.625	10/15/25		125	121,562
Gtd. Notes	4.875	01/15/28		650	619,937
Gtd. Notes	5.875	09/15/26		25	25,563
Gtd. Notes	6.500	12/15/26		125	130,469

					1,854,210

Computers 0.6%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26		550	532,813
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25		350	350,000
HT Global IT Solutions Holdings Ltd. (India), Sr. Sec’d. Notes	7.000	07/14/21		200	205,600

					1,088,413

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	06/15/23		100	98,875

Diversified Financial Services 0.5%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa (Italy), Sr. Unsec’d. Notes	1.375	07/20/22	EUR	200	218,351
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec’d. Notes	4.150	01/23/30		350	305,805
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	8.125	07/15/23		100	101,750
Gtd. Notes, 144A	9.125	07/15/26		170	173,825

					799,731

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric 2.2%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN	5.875%		12/13/21		650	$690,625
AES Panama SRL (Panama), Sr. Unsec’d. Notes, 144A	6.000		06/25/22		200	205,752
Calpine Corp.,
Sr. Unsec’d. Notes	5.500		02/01/24		155	149,187
Sr. Unsec’d. Notes(a)	5.750		01/15/25		1,700	1,627,749
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN	6.350		08/10/28		200	204,874
Sr. Unsec’d. Notes	5.750		01/26/21		400	397,418
Exelon Corp., Jr. Sub. Notes	3.497		06/01/22		80	79,486
FirstEnergy Corp., Sr. Unsec’d. Notes, Series B	3.900		07/15/27		85	84,200
GenOn Energy, Inc./NRG Americas, Inc., Sec’d. Notes, 3 Month LIBOR + 6.500%(a)	9.392	(c)	12/01/23		54	53,792
NRG Energy, Inc.,
Gtd. Notes	6.625		01/15/27		200	212,687
Gtd. Notes	7.250		05/15/26		75	81,000
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500		09/01/26		100	103,750

						3,890,520

Energy-Alternate Sources 0.2%
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000		02/13/22		400	392,391

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	3.875		04/30/28		200	174,500

Entertainment 1.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes	5.750		06/15/25		200	184,500
Gtd. Notes	5.875		11/15/26		25	22,503
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250		10/15/25		550	521,812
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250		02/28/47	GBP	100	131,269

See Notes to Financial Statements.

PGIM Strategic Bond Fund	29

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875%		02/01/24		200	$209,500
National CineMedia LLC, Sr. Unsec’d. Notes	5.750		08/15/26		125	113,750
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625		01/15/27		200	191,124
Scientific Games International, Inc.,
Gtd. Notes	6.250		09/01/20		225	225,000
Gtd. Notes	6.625		05/15/21		175	176,750

						1,776,208

Environmental Control 0.1%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625		11/15/24		100	101,000

Foods 0.5%
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes	5.750		06/15/25		280	283,499
Gtd. Notes, 144A	5.750		06/15/25		125	126,562
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500		06/01/26		100	88,000
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	100	112,319
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750		03/15/25		75	74,813
Gtd. Notes, 144A	5.875		09/30/27		50	49,125
Post Holdings, Inc., Gtd. Notes, 144A	5.625		01/15/28		170	164,262

						898,580

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500		05/20/25		200	198,000
China Oil & Gas Group Ltd. (China), Gtd. Notes	5.000		05/07/20		200	199,500

						397,500

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services 0.9%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625%	02/15/23		75	$74,438
CHS/Community Health Systems, Inc., Sec’d. Notes, 144A	8.125	06/30/24		33	27,720
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		400	414,876
Gtd. Notes	5.375	09/01/26		200	205,000
IMS Health, Inc., 144A	3.500	10/15/24		200	233,177
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.250	07/01/22	EUR	125	147,342
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750	06/15/23		250	256,250
Sr. Unsec’d. Notes	7.000	08/01/25		100	100,250
Sr. Unsec’d. Notes	8.125	04/01/22		150	160,125

					1,619,178

Home Builders 2.0%
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		175	152,688
Gtd. Notes	8.750	03/15/22		475	493,406
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22		400	398,500
KB Home, Gtd. Notes	7.500	09/15/22		100	108,750
Lennar Corp., Gtd. Notes	4.750	05/30/25		50	50,141
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25		350	328,125
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25		175	168,164
Sr. Unsec’d. Notes, 144A	6.875	12/15/23		200	198,500
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27		275	256,437
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22		200	184,124
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26		150	151,125
Taylor Morrison Communities, Inc., Gtd. Notes	6.625	05/15/22		225	232,031

See Notes to Financial Statements.

PGIM Strategic Bond Fund	31

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.250%	04/15/21		100	$100,125
Gtd. Notes, 144A	5.875	04/15/23		150	149,625
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25		300	270,000
Gtd. Notes	6.000	09/01/23		125	116,250
Gtd. Notes	7.000	08/15/22		200	200,500

					3,558,491

Home Furnishings 0.3%
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26		575	573,562

Household Products/Wares 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26	EUR	100	113,731

Insurance 0.1%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850	08/01/44		75	73,659
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44		75	80,018

					153,677

Iron/Steel 0.2%
ABJA Investment Co. Pte Ltd. (India), Gtd. Notes	4.850	01/31/20		200	200,718
Evraz Group SA (Russia), Sr. Unsec’d. Notes	6.500	04/22/20		210	215,519
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26		3	3,183

					419,420

Lodging 0.6%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250	11/15/22		125	134,688

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	6.750%	11/15/21	75	$77,250
MGM Resorts International, Gtd. Notes	6.000	03/15/23	125	130,781
Sands China Ltd. (Macau), Sr. Unsec’d. Notes	5.125	08/08/25	200	204,476
Studio City Co., Ltd. (Macau),
Sr. Sec’d. Notes	5.875	11/30/19	200	202,441
Sr. Sec’d. Notes	7.250	11/30/21	200	207,560

				957,196

Media 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	90	91,584
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	175	179,758
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38	100	96,405
Sr. Sec’d. Notes	5.750	04/01/48	195	194,958
Sr. Sec’d. Notes	6.384	10/23/35	15	16,059
Sr. Sec’d. Notes	6.484	10/23/45	15	16,132
Sr. Sec’d. Notes	6.834	10/23/55	30	32,344
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A	6.500	11/15/22	450	459,562
Gtd. Notes, Series B	7.625	03/15/20	375	375,188
Comcast Corp.,
Gtd. Notes	4.150	10/15/28	90	92,952
Gtd. Notes	4.250	10/15/30	30	31,056
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	7.500	04/01/28	575	606,624
Discovery Communications LLC, Gtd. Notes	5.000	09/20/37	25	23,635
DISH DBS Corp.,
Gtd. Notes	5.125	05/01/20	150	151,125
Gtd. Notes(a)	7.750	07/01/26	350	302,750
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26	50	49,250
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	64	64,400

See Notes to Financial Statements.

PGIM Strategic Bond Fund	33

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Warner Media LLC, Gtd. Notes	3.800%	02/15/27		25	$24,324
Ziggo Bond Co. BV (Netherlands), Sr. Sec’d. Notes	7.125	05/15/24	EUR	476	567,081

					3,375,187

Mining 0.4%
AngloGold Ashanti Holdings PLC (South Africa), Gtd. Notes	5.375	04/15/20		200	202,916
Indonesia Asahan Aluminium Persero PT (Indonesia), Sr. Unsec’d. Notes	6.530	11/15/28		200	219,207
Volcan Cia Minera SAA (Peru), Gtd. Notes	5.375	02/02/22		200	204,752

					626,875

Miscellaneous Manufacturing 0.1%
Amsted Industries, Inc., Gtd. Notes, 144A	5.000	03/15/22		200	200,000

Oil & Gas 2.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24		800	254,000
Antero Resources Corp., Gtd. Notes	5.625	06/01/23		300	300,750
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22		66	71,115
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20		300	307,875
CNX Resources Corp., Gtd. Notes	5.875	04/15/22		525	530,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26		75	78,563
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	9.250	04/23/19		200	201,492
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		100	105,438
Harvest Operations Corp. (South Korea), Gtd. Notes, 144A	4.200	06/01/23		200	206,041

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Helmerich & Payne, Inc., Gtd. Notes, 144A	4.650%	03/15/25		50	$51,096
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750	10/01/25		150	149,062
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875	04/19/22		400	401,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23		225	205,312
Gtd. Notes, 144A	7.000	03/31/24		75	68,625
Petrobras Global Finance BV (Brazil),
Gtd. Notes	4.250	10/02/23	EUR	150	186,323
Gtd. Notes	5.299	01/27/25		25	25,238
Gtd. Notes	5.750	02/01/29		25	24,921
Gtd. Notes	6.125	01/17/22		402	423,101
Gtd. Notes	7.375	01/17/27		10	10,990
Gtd. Notes	8.750	05/23/26		100	117,951
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	100	109,764
Gtd. Notes	5.375	03/13/22		10	10,020
Gtd. Notes	6.350	02/12/48		82	68,019
Gtd. Notes, EMTN	2.750	04/21/27	EUR	350	345,225
Gtd. Notes, MTN	6.750	09/21/47		40	34,762
Saka Energi Indonesia PT (Indonesia), Sr. Unsec’d. Notes, 144A	4.450	05/05/24		450	436,950
Sinopec Group Overseas Development 2013 Ltd. (China), Gtd. Notes	4.375	10/17/23		200	206,862

					4,930,745

Packaging & Containers 0.6%
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26	EUR	125	146,420
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes	5.750	10/15/20		654	655,456
Sr. Sec’d. Notes, 144A	5.125	07/15/23		150	150,000

					951,876

Pharmaceuticals 0.4%
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500	01/31/27		90	93,488

See Notes to Financial Statements.

PGIM Strategic Bond Fund	35

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	5.750%	08/15/27		35	$35,306
Cigna Corp., Gtd. Notes, 144A	4.375	10/15/28		115	116,612
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38		10	9,704
Sr. Unsec’d. Notes	5.050	03/25/48		25	24,720
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000	02/01/25		200	154,000
Express Scripts Holding Co., Gtd. Notes	3.400	03/01/27		40	38,086
Mylan, Inc., Gtd. Notes	5.200	04/15/48		45	38,234
Nidda BondCo GmbH (Germany), Gtd. Notes, 144A	5.000	09/30/25	EUR	100	106,452

					616,602

Pipelines 0.3%
Energy Transfer Operating LP, Gtd. Notes	5.300	04/15/47		5	4,714
ONEOK, Inc., Gtd. Notes	4.950	07/13/47		25	24,075
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40		225	241,313
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28		200	199,500
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.900	01/15/45		76	73,158

					542,760

Real Estate 0.5%
Franshion Development Ltd. (China), Gtd. Notes	6.750	04/15/21		400	421,034
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26		400	372,000

					793,034

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.1%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	11/01/23		175	$181,727
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500	09/01/26		75	71,875

					253,602

Retail 0.8%
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22		150	136,125
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24		350	351,750
L Brands, Inc.,
Gtd. Notes	5.250	02/01/28		100	86,500
Gtd. Notes	5.625	10/15/23		200	198,500
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23		325	277,063
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25		350	343,437

					1,393,375

Semiconductors 0.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875	01/15/27		50	46,275

Software 0.7%
Infor US, Inc., Gtd. Notes	6.500	05/15/22		395	402,809
InterXion Holding NV (Netherlands), Gtd. Notes	4.750	06/15/25	EUR	600	722,018
Microsoft Corp., Sr. Unsec’d. Notes	3.750	02/12/45		25	24,526

					1,149,353

Telecommunications 2.4%
AT&T, Inc., Sr. Unsec’d. Notes	4.850	03/01/39		350	334,421
CenturyLink, Inc., Sr. Unsec’d. Notes, Series S	6.450	06/15/21		150	155,805

See Notes to Financial Statements.

PGIM Strategic Bond Fund	37

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25		250	$235,625
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes	5.373	02/13/22		220	218,974
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28		200	197,375
Gtd. Notes	8.750	03/15/32		475	515,078
VEON Holdings BV (Netherlands), Sr. Unsec’d. Notes	3.950	06/16/21		450	442,125
Wind Tre SpA (Italy),
Sr. Sec’d. Notes	3.125	01/20/25	EUR	100	104,485
Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	175	182,848
Sr. Sec’d. Notes, 144A	5.000	01/20/26		1,500	1,293,150
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22		525	526,340

					4,206,226

Transportation 0.6%
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	7.875	07/31/23		100	97,313
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec’d. Notes	5.875	07/05/34		200	204,840
Pelabuhan Indonesia III Persero PT (Indonesia), Sr. Unsec’d. Notes	4.875	10/01/24		650	663,000

					965,153

Trucking & Leasing 0.1%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23		150	153,780
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500	02/15/24		75	77,531

					231,311

Water 0.1%
Aegea Finance Sarl (Brazil), Gtd. Notes, 144A	5.750	10/10/24		200	196,802

TOTAL CORPORATE BONDS (cost $56,551,023)					56,700,301

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 1.0%

Puerto Rico
Puerto Rico Sales Tax Fing. Corp. Rev.,
Revenue Bonds, Series A-1	4.750%		07/01/53	700	$642,789
Revenue Bonds, Series A-1	5.000		07/01/58	1,200	1,137,660

TOTAL MUNICIPAL BONDS (cost $1,821,010)					1,780,449

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.0%
Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	4.090	(c)	04/25/28	167	167,687
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850%	4.340	(c)	10/25/27	310	309,528
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.509	(c)	12/25/57	144	145,371
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.509	(c)	01/25/57	86	86,917
Eagle RE Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700%	4.190	(c)	11/25/28	150	150,340
Freddie Mac STACR Trust, Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650%	5.140	(c)	01/25/49	220	223,754
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.790	(c)	10/25/27	500	548,270
Home Re Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600%	4.090	(c)	10/25/28	180	180,193
JPMorgan Mortgage Trust, Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750%	3.260	(c)	04/25/46	156	156,088
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.509	(c)	05/01/22	35	34,781
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.259	(c)	09/01/22	43	43,586
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	4.159	(c)	11/01/22	45	45,390
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%	4.059	(c)	12/01/22	35	34,617

See Notes to Financial Statements.

PGIM Strategic Bond Fund	39

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Ltd., (cont’d.)
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	4.009	%(c)	04/01/23		435	$437,592
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.240	(c)	01/25/48		432	427,952
Radnor Re Ltd., Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250%^	3.759	(c)	02/25/29		600	600,000

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,517,130)						3,592,066

SOVEREIGN BONDS 11.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	5.000		01/15/27	EUR	155	137,958
Sr. Unsec’d. Notes	5.625		01/26/22		400	358,800
Sr. Unsec’d. Notes	6.875		04/22/21		450	426,829
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	39	39,554
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	3	2,795
Bahrain Government International Bond (Bahrain), Sr. Unsec’d. Notes, 144A	5.500		03/31/20		330	333,110
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		540	550,800
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		500	519,375
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		150	155,250
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	10.500		03/24/20		320	333,984
Sr. Unsec’d. Notes, 144A	10.500		03/24/20		400	417,480
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	290	319,066
Sr. Unsec’d. Notes, 144A, MTN	6.125		01/31/22		215	218,225
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A	7.375		12/01/19		800	806,200
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A	5.000		09/23/21		240	233,272
Sr. Unsec’d. Notes, 144A	8.250		01/24/24		200	207,918
Hellenic Republic Government Bond (Greece),
Bonds	—	(p)	10/15/42	EUR	60,000	215,660
Bonds	3.000	(cc)	02/24/24	EUR	30	34,850
Bonds	3.000	(cc)	02/24/25	EUR	900	1,037,720

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Bonds	3.000	%(cc)	02/24/27	EUR	45	$51,360
Bonds	3.000	(cc)	02/24/28	EUR	720	816,226
Bonds	3.000	(cc)	02/24/32	EUR	33	35,792
Bonds	3.000	(cc)	02/24/33	EUR	210	224,485
Bonds	3.000	(cc)	02/24/34	EUR	45	47,587
Bonds	3.000	(cc)	02/24/35	EUR	30	31,353
Bonds	3.000	(cc)	02/24/36	EUR	165	170,991
Bonds	3.000	(cc)	02/24/37	EUR	35	35,897
Bonds	3.000	(cc)	02/24/39	EUR	60	60,608
Bonds	3.000	(cc)	02/24/40	EUR	80	80,656
Bonds	3.500		01/30/23	EUR	75	89,278
Bonds	4.000		01/30/37	EUR	500	532,121
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	400	458,635
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200		07/17/34	EUR	120	141,327
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	1.750		04/24/25	EUR	510	583,870
Iraq International Bond (Iraq), Sr. Unsec’d. Notes	6.752		03/09/23		200	203,020
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A	5.125		06/15/25	EUR	100	115,001
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875		06/24/24		200	205,300
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes	5.500		11/03/21		200	202,250
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A	6.750		01/28/21		205	212,175
Sr. Unsec’d. Notes, 144A	7.625		11/21/25		200	212,500
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	3.625		06/15/21		200	195,016
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125		10/15/24		2,615	2,787,892
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875		02/15/30	EUR	405	566,556
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes	9.125		03/16/24		150	135,000
Sr. Unsec’d. Notes	10.875		01/26/21		133	134,420
Sr. Unsec’d. Notes, 144A	9.950		06/09/21		150	145,605
Republic of Armenia International Bond (Armenia), Sr. Unsec’d. Notes, 144A	6.000		09/30/20		410	420,250

See Notes to Financial Statements.

PGIM Strategic Bond Fund	41

Schedule of Investments (continued)

as of February 28, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	6.875%	09/27/23		810	$886,949
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	300	341,235
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A	5.250	01/16/50		255	266,730
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		200	203,092
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	110,867
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	6.250	10/04/20		415	416,084
Sr. Unsec’d. Notes, 144A	6.250	10/04/20		405	406,057
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625	03/30/21		220	221,870
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/20		105	104,120
Sr. Unsec’d. Notes	7.750	09/01/21		100	98,250
Sr. Unsec’d. Notes	7.750	09/01/22		100	97,250
Sr. Unsec’d. Notes	7.750	09/01/26		100	92,256
Sr. Unsec’d. Notes	8.994	02/01/24		200	198,004
Sr. Unsec’d. Notes, 144A	7.750	09/01/20		425	421,439
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		100	97,250
Sr. Unsec’d. Notes, 144A	7.750	09/01/23		100	95,865
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		200	198,004

TOTAL SOVEREIGN BONDS (cost $19,267,244)					19,499,339

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Bonds	2.500	02/15/45		20	17,900
U.S. Treasury Bonds(k)	2.750	08/15/47		150	140,332
U.S. Treasury Bonds(k)	2.875	11/15/46		365	350,842
U.S. Treasury Bonds	3.000	05/15/47		20	19,685
U.S. Treasury Bonds(k)	3.125	05/15/48		315	317,129
U.S. Treasury Bonds(k)	3.375	11/15/48		825	872,051
U.S. Treasury Bonds	3.625	08/15/43		275	301,050
U.S. Treasury Notes	1.875	04/30/22		400	392,562
U.S. Treasury Notes(k)	2.125	05/15/25		1,625	1,581,327
U.S. Treasury Notes(k)	2.250	11/15/27		1,835	1,772,853
U.S. Treasury Notes	2.375	02/29/24		6,850	6,806,920
U.S. Treasury Notes	2.500	02/15/22		1,925	1,925,827

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.500%	01/31/24	3,295	$3,292,940
U.S. Treasury Notes	2.500	05/15/24	1,005	1,002,841
U.S. Treasury Notes	2.500	02/28/26	2,000	1,985,469
U.S. Treasury Notes(k)	2.625	01/31/26	885	885,968
U.S. Treasury Notes	2.625	02/15/29	7,020	6,966,527
U.S. Treasury Notes	2.750	02/15/28	2,000	2,008,594

TOTAL U.S. TREASURY OBLIGATIONS (cost $30,555,210)				30,640,817

			Shares
COMMON STOCKS 0.2%

Electric Utilities 0.0%
GenOn Holdings, Inc. (Class A)*^			677	94,780

Independent Power & Renewable Electricity Producers 0.2%
Vistra Energy Corp.*			10,516	273,839

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)			2,232	21,165

TOTAL COMMON STOCKS (cost $343,906)				389,784

TOTAL LONG-TERM INVESTMENTS (cost $157,514,415)				157,991,980

SHORT-TERM INVESTMENTS 11.8%

AFFILIATED MUTUAL FUNDS 11.8%
PGIM Core Ultra Short Bond Fund(w)			17,948,739	17,948,739
PGIM Institutional Money Market Fund (cost $2,524,250; includes $2,519,390 of cash collateral for securities on loan)(b)(w)			2,524,162	2,524,919

TOTAL AFFILIATED MUTUAL FUNDS (cost $20,472,989)				20,473,658

See Notes to Financial Statements.

PGIM Strategic Bond Fund	43

Schedule of Investments (continued)

as of February 28, 2019

Description	Shares	Value
OPTIONS PURCHASED*~ 0.0% (cost $10,075)		$24,690

TOTAL SHORT-TERM INVESTMENTS (cost $20,483,064)		20,498,348

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 102.5% (cost $177,997,479)		178,490,328

OPTIONS WRITTEN*~ (0.0)% (premiums received $4,017)		(4,907)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.5% (cost $177,993,462)		178,485,421
Liabilities in excess of other assets(z) (2.5)%		(4,393,750)

NET ASSETS 100.0%		$174,091,671

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

BROIS—Brazil Overnight Index Swap

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

STACR—Structured Agency Credit Risk

T—Swap payment upon termination

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

See Notes to Financial Statements.

44

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,744,619 and 1.6% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,351,120; cash collateral of $2,519,390 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of February 28, 2019.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Strategic Bond Fund	45

Schedule of Investments (continued)

as of February 28, 2019

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—	800	$3,280
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	1,200	5,276
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	149	1,053
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	362	2,439
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	719	5,458
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	720	5,644
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	145	1,254

Total OTC Traded (cost $6,352)							$24,404

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	550	$3
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	1,250	6
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	830	277

Total OTC Swaptions (cost $3,723)								$286

Total Options Purchased (cost $10,075)								$24,690

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—	210	$(4,762)

(premiums received $1,113)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.XO.30.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	4.00%	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR	500	$(145)

(premiums received $2,904)
Total Options Written (premiums received $4,017)									$(4,907)

See Notes to Financial Statements.

46

Futures contracts outstanding at February 28, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
480	5 Year U.S. Treasury Notes	Jun. 2019	$54,990,000	$(83,327)
622	10 Year U.S. Treasury Notes	Jun. 2019	75,884,000	(263,664)
280	10 Year U.S. Ultra Treasury Notes	Jun. 2019	36,246,875	(191,414)
23	20 Year U.S. Treasury Bonds	Jun. 2019	3,322,781	(23,836)
6	30 Year U.S. Ultra Treasury Bonds	Jun. 2019	957,562	(14,262)

				(576,503)

	Short Positions:
224	2 Year U.S. Treasury Notes	Jun. 2019	47,531,750	22,156
34	10 Year Euro-Bund	Mar. 2019	6,393,080	(41,028)
3	10 Year Euro-Bund	Jun. 2019	555,428	1,502

				(17,370)

				$(593,873)

Forward foreign currency exchange contracts outstanding at February 28, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/18/19	Barclays Bank PLC	AUD	218	$156,000	$154,935	$—	$(1,065)
Expiring 04/18/19	BNP Paribas SA	AUD	289	208,000	205,110	—	(2,890)
Expiring 04/18/19	BNP Paribas SA	AUD	276	198,000	196,085	—	(1,915)
Expiring 04/18/19	BNP Paribas SA	AUD	202	144,000	143,476	—	(524)
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	AUD	251	182,000	177,850	—	(4,150)
Brazilian Real,
Expiring 03/06/19	JPMorgan Chase Bank, N.A.	BRL	2,060	546,340	548,101	1,761	—
Expiring 03/06/19	JPMorgan Chase Bank, N.A.	BRL	513	138,001	136,464	—	(1,537)
Expiring 04/02/19	Goldman Sachs International	BRL	2,034	543,773	540,137	—	(3,636)
Expiring 04/02/19	JPMorgan Chase Bank, N.A.	BRL	766	205,000	203,542	—	(1,458)
British Pound,
Expiring 04/17/19	Barclays Bank PLC	GBP	200	260,044	266,584	6,540	—
Expiring 04/17/19	Barclays Bank PLC	GBP	193	249,000	256,962	7,962	—
Expiring 04/17/19	Barclays Bank PLC	GBP	190	249,000	252,737	3,737	—
Expiring 04/17/19	Barclays Bank PLC	GBP	153	200,000	203,003	3,003	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	47

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 04/17/19	Morgan Stanley & Co. International PLC	GBP	94	$121,000	$125,522	$4,522	$—
Expiring 04/17/19	Morgan Stanley & Co. International PLC	GBP	93	122,000	124,135	2,135	—
Canadian Dollar,
Expiring 04/18/19	Barclays Bank PLC	CAD	272	205,000	207,265	2,265	—
Expiring 04/18/19	BNP Paribas SA	CAD	210	158,000	159,441	1,441	—
Expiring 04/18/19	BNP Paribas SA	CAD	195	148,000	148,152	152	—
Expiring 04/18/19	Citibank, N.A.	CAD	363	276,000	276,221	221	—
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	CAD	475	363,000	361,157	—	(1,843)
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	CAD	261	199,000	198,735	—	(265)
Expiring 04/18/19	Morgan Stanley & Co. International PLC	CAD	195	148,000	148,267	267	—
Chilean Peso,
Expiring 03/20/19	Citibank, N.A.	CLP	126,982	187,000	193,603	6,603	—
Expiring 03/20/19	Citibank, N.A.	CLP	87,602	135,000	133,561	—	(1,439)
Expiring 03/20/19	Citibank, N.A.	CLP	82,030	123,000	125,067	2,067	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	CLP	77,686	119,000	118,443	—	(557)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CLP	87,640	131,000	133,620	2,620	—
Chinese Renminbi,
Expiring 04/25/19	Barclays Bank PLC	CNH	4,518	675,000	674,228	—	(772)
Expiring 04/25/19	BNP Paribas SA	CNH	2,872	429,000	428,525	—	(475)
Expiring 04/25/19	BNP Paribas SA	CNH	2,268	338,000	338,479	479	—
Expiring 04/25/19	BNP Paribas SA	CNH	1,910	286,000	285,021	—	(979)
Expiring 04/25/19	UBS AG	CNH	1,081	161,000	161,307	307	—
Colombian Peso,
Expiring 05/20/19	JPMorgan Chase Bank, N.A.	COP	460,698	147,000	148,947	1,947	—
Czech Koruna,
Expiring 04/17/19	UBS AG	CZK	21,767	973,144	967,312	—	(5,832)
Expiring 04/17/19	UBS AG	CZK	21,767	974,178	967,311	—	(6,867)
Euro,
Expiring 04/17/19	Barclays Bank PLC	EUR	126	144,000	144,322	322	—
Expiring 04/17/19	Barclays Bank PLC	EUR	117	133,000	133,245	245	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	EUR	103	118,000	117,205	—	(795)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	EUR	105	120,000	119,417	—	(583)

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	45,509	$643,827	$638,083	$—	$(5,744)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	45,509	643,053	638,083	—	(4,970)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	17,170	242,000	240,740	—	(1,260)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	16,124	224,000	226,069	2,069	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	13,546	189,000	189,932	932	—
Indonesian Rupiah,
Expiring 03/20/19	Citibank, N.A.	IDR	2,729,088	192,000	193,610	1,610	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	4,466,650	314,000	316,877	2,877	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	2,903,620	205,000	205,991	991	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	2,522,972	178,000	178,987	987	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	2,142,690	151,000	152,009	1,009	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	2,354,710	166,000	167,050	1,050	—
Expiring 03/20/19	UBS AG	IDR	2,268,672	160,000	160,946	946	—
Expiring 03/20/19	UBS AG	IDR	1,950,630	138,000	138,383	383	—
Israeli Shekel,
Expiring 04/25/19	Bank of America, N.A.	ILS	1,053	293,000	291,596	—	(1,404)
Expiring 04/25/19	Citibank, N.A.	ILS	712	195,000	197,235	2,235	—
Expiring 04/25/19	UBS AG	ILS	700	193,000	193,929	929	—
Japanese Yen,
Expiring 04/17/19	Barclays Bank PLC	JPY	30,046	273,000	270,650	—	(2,350)
Expiring 04/17/19	Barclays Bank PLC	JPY	24,788	227,206	223,282	—	(3,924)
Expiring 04/17/19	Citibank, N.A.	JPY	19,003	172,000	171,170	—	(830)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	JPY	24,788	228,298	223,283	—	(5,015)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	JPY	13,098	120,000	117,984	—	(2,016)
Mexican Peso,
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	MXN	6,002	307,000	310,304	3,304	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	MXN	3,235	166,000	167,225	1,225	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	49

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	MXN	2,322	$114,000	$120,015	$6,015	$—
Expiring 03/20/19	UBS AG	MXN	2,624	137,000	135,652	—	(1,348)
New Taiwanese Dollar,
Expiring 03/20/19	Bank of America, N.A.	TWD	4,086	133,000	132,979	—	(21)
Expiring 03/20/19	Barclays Bank PLC	TWD	8,429	275,000	274,286	—	(714)
Expiring 03/20/19	Barclays Bank PLC	TWD	7,695	250,000	250,408	408	—
Expiring 03/20/19	Citibank, N.A.	TWD	9,599	312,000	312,357	357	—
Expiring 03/20/19	Citibank, N.A.	TWD	8,485	275,000	276,129	1,129	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	TWD	10,102	328,000	328,749	749	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	TWD	9,431	306,000	306,898	898	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	TWD	7,968	260,000	259,308	—	(692)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	TWD	7,735	251,000	251,704	704	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	TWD	4,906	160,000	159,636	—	(364)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	15,243	495,000	496,017	1,017	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	12,868	420,721	418,738	—	(1,983)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	9,842	319,000	320,268	1,268	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	9,577	311,000	311,649	649	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	8,925	290,001	290,422	421	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	8,163	265,000	265,624	624	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	8,086	263,000	263,117	117	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	8,081	263,000	262,980	—	(20)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	7,816	254,000	254,340	340	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	7,765	252,000	252,682	682	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	7,245	235,000	235,766	766	—

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 04/18/19	BNP Paribas SA	NZD	181	$125,000	$123,610	$—	$(1,390)
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	NZD	279	190,000	189,878	—	(122)
Expiring 04/18/19	Morgan Stanley & Co. International PLC	NZD	300	203,000	204,633	1,633	—
Norwegian Krone,
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	NOK	2,068	246,000	242,186	—	(3,814)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	NOK	1,604	187,000	187,881	881	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	NOK	1,106	131,000	129,545	—	(1,455)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	NOK	2,468	289,892	288,994	—	(898)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	NOK	1,783	211,000	208,763	—	(2,237)
Expiring 04/17/19	UBS AG	NOK	2,096	245,000	245,506	506	—
Peruvian Nuevo Sol,
Expiring 03/20/19	Barclays Bank PLC	PEN	567	169,000	171,919	2,919	—
Expiring 03/20/19	UBS AG	PEN	373	110,000	113,012	3,012	—
Philippine Peso,
Expiring 03/20/19	Barclays Bank PLC	PHP	22,709	426,000	438,378	12,378	—
Expiring 03/20/19	Barclays Bank PLC	PHP	20,620	388,179	398,038	9,859	—
Expiring 03/20/19	Barclays Bank PLC	PHP	20,250	382,000	390,898	8,898	—
Expiring 03/20/19	Barclays Bank PLC	PHP	12,440	236,000	240,130	4,130	—
Expiring 03/20/19	Barclays Bank PLC	PHP	9,257	176,000	178,696	2,696	—
Expiring 03/20/19	Citibank, N.A.	PHP	15,504	291,410	299,295	7,885	—
Expiring 03/20/19	Citibank, N.A.	PHP	7,432	140,000	143,458	3,458	—
Expiring 03/20/19	Citibank, N.A.	PHP	6,906	131,000	133,318	2,318	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	16,060	300,000	310,023	10,023	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	15,919	298,000	307,300	9,300	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	14,402	276,000	278,017	2,017	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	14,070	268,000	271,604	3,604	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	13,057	247,000	252,050	5,050	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	11,953	226,000	230,741	4,741	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	51

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	10,578	$200,000	$204,188	$4,188	$—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	8,845	168,000	170,746	2,746	—
Russian Ruble,
Expiring 03/20/19	Barclays Bank PLC	RUB	23,360	347,346	353,299	5,953	—
Expiring 03/20/19	Barclays Bank PLC	RUB	23,017	339,704	348,108	8,404	—
Expiring 03/20/19	Barclays Bank PLC	RUB	15,222	229,000	230,227	1,227	—
Expiring 03/20/19	Barclays Bank PLC	RUB	13,741	207,000	207,819	819	—
Expiring 03/20/19	Barclays Bank PLC	RUB	13,646	207,000	206,387	—	(613)
Expiring 03/20/19	Barclays Bank PLC	RUB	11,440	169,000	173,014	4,014	—
Expiring 03/20/19	Barclays Bank PLC	RUB	11,389	164,000	172,249	8,249	—
Expiring 03/20/19	Barclays Bank PLC	RUB	11,277	168,000	170,557	2,557	—
Expiring 03/20/19	Barclays Bank PLC	RUB	10,574	160,000	159,920	—	(80)
Expiring 03/20/19	Barclays Bank PLC	RUB	9,982	149,000	150,965	1,965	—
Expiring 03/20/19	Barclays Bank PLC	RUB	8,512	126,000	128,736	2,736	—
Singapore Dollar,
Expiring 05/10/19	Barclays Bank PLC	SGD	947	701,524	701,406	—	(118)
Expiring 05/10/19	Barclays Bank PLC	SGD	287	213,000	212,565	—	(435)
Expiring 05/10/19	Barclays Bank PLC	SGD	212	157,000	156,636	—	(364)
Expiring 05/10/19	Barclays Bank PLC	SGD	205	152,000	151,785	—	(215)
Expiring 05/10/19	BNP Paribas SA	SGD	172	127,000	127,563	563	—
Expiring 05/10/19	JPMorgan Chase Bank, N.A.	SGD	553	410,000	409,223	—	(777)
Expiring 05/10/19	JPMorgan Chase Bank, N.A.	SGD	346	256,000	256,193	193	—
Expiring 05/10/19	JPMorgan Chase Bank, N.A.	SGD	233	172,000	172,716	716	—
Expiring 05/10/19	Morgan Stanley & Co. International PLC	SGD	256	190,000	189,807	—	(193)
Expiring 05/10/19	UBS AG	SGD	179	132,000	132,334	334	—
Expiring 05/10/19	UBS AG	SGD	161	119,000	119,112	112	—
South African Rand,
Expiring 03/08/19	Morgan Stanley & Co. International PLC	ZAR	2,192	157,000	155,353	—	(1,647)
Expiring 03/08/19	UBS AG	ZAR	6,112	444,958	433,261	—	(11,697)
South Korean Won,
Expiring 03/20/19	Citibank, N.A.	KRW	134,040	120,000	119,249	—	(751)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	263,506	236,000	234,429	—	(1,571)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	175,149	156,000	155,822	—	(178)

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona,
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	SEK	1,565	$168,000	$170,127	$2,127	$—
Expiring 04/17/19	Morgan Stanley & Co. International PLC	SEK	8,909	1,000,135	968,352	—	(31,783)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	SEK	1,141	126,000	124,067	—	(1,933)
Expiring 04/17/19	UBS AG	SEK	1,127	125,000	122,553	—	(2,447)
Swiss Franc,
Expiring 04/17/19	Citibank, N.A.	CHF	205	208,000	206,567	—	(1,433)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	CHF	152	154,000	153,423	—	(577)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	CHF	267	269,000	268,978	—	(22)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	CHF	242	246,000	243,129	—	(2,871)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	CHF	198	201,000	199,096	—	(1,904)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	CHF	143	143,000	144,185	1,185	—
Thai Baht,
Expiring 05/10/19	BNP Paribas SA	THB	10,632	340,652	337,964	—	(2,688)
Expiring 05/10/19	BNP Paribas SA	THB	9,402	299,000	298,871	—	(129)
Expiring 05/10/19	BNP Paribas SA	THB	9,236	296,000	293,585	—	(2,415)
Expiring 05/10/19	BNP Paribas SA	THB	3,999	128,000	127,132	—	(868)
Expiring 05/10/19	Citibank, N.A.	THB	28,610	909,223	909,420	197	—
Expiring 05/10/19	Citibank, N.A.	THB	9,667	309,000	307,293	—	(1,707)
Expiring 05/10/19	Citibank, N.A.	THB	9,075	291,000	288,464	—	(2,536)
Expiring 05/10/19	Goldman Sachs International	THB	10,632	338,278	337,964	—	(314)
Expiring 05/10/19	Morgan Stanley & Co. International PLC	THB	13,452	430,000	427,609	—	(2,391)
Expiring 05/10/19	UBS AG	THB	8,487	270,000	269,777	—	(223)
Expiring 05/10/19	UBS AG	THB	5,854	186,000	186,080	80	—
Expiring 05/10/19	UBS AG	THB	3,767	120,000	119,735	—	(265)
Turkish Lira,
Expiring 03/08/19	JPMorgan Chase Bank, N.A.	TRY	2,725	483,887	508,134	24,247	—

				$41,312,774	$41,410,683	253,207	(155,298)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	53

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/18/19	Barclays Bank PLC	AUD	409	$290,000	$290,200	$—	$(200)
Expiring 04/18/19	BNP Paribas SA	AUD	208	149,000	147,372	1,628	—
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	AUD	1,034	745,052	734,270	10,782	—
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	AUD	181	129,000	128,142	858	—
Brazilian Real,
Expiring 03/06/19	Barclays Bank PLC	BRL	539	143,000	143,360	—	(360)
Expiring 03/06/19	Goldman Sachs International	BRL	2,034	544,879	541,205	3,674	—
British Pound,
Expiring 04/17/19	Barclays Bank PLC	GBP	279	372,000	371,094	906	—
Expiring 04/17/19	BNP Paribas SA	GBP	128	167,000	170,610	—	(3,610)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	GBP	266	350,000	354,193	—	(4,193)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	GBP	216	285,000	287,050	—	(2,050)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	GBP	202	265,000	268,395	—	(3,395)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	GBP	180	241,000	239,748	1,252	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	GBP	112	147,000	148,994	—	(1,994)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	GBP	201	263,000	267,057	—	(4,057)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	GBP	167	221,000	222,510	—	(1,510)
Expiring 04/17/19	UBS AG	GBP	124	163,000	164,244	—	(1,244)
Canadian Dollar,
Expiring 04/18/19	Barclays Bank PLC	CAD	683	516,000	519,800	—	(3,800)
Expiring 04/18/19	Goldman Sachs International	CAD	840	635,160	638,912	—	(3,752)
Expiring 04/18/19	JPMorgan Chase Bank, N.A.	CAD	186	140,000	141,768	—	(1,768)
Chilean Peso,
Expiring 03/20/19	BNP Paribas SA	CLP	116,116	169,000	177,035	—	(8,035)
Expiring 03/20/19	Citibank, N.A.	CLP	399,364	589,120	608,888	—	(19,768)
Expiring 03/20/19	Citibank, N.A.	CLP	151,910	220,000	231,608	—	(11,608)

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CLP	305,273	$438,000	$465,432	$—	$(27,432)
Chinese Renminbi,
Expiring 04/25/19	BNP Paribas SA	CNH	1,247	184,000	186,098	—	(2,098)
Expiring 04/25/19	BNP Paribas SA	CNH	931	137,000	138,975	—	(1,975)
Expiring 04/25/19	Goldman Sachs International	CNH	1,149	170,000	171,475	—	(1,475)
Expiring 04/25/19	JPMorgan Chase Bank, N.A.	CNH	1,890	278,000	282,043	—	(4,043)
Expiring 04/25/19	JPMorgan Chase Bank, N.A.	CNH	1,679	248,000	250,555	—	(2,555)
Expiring 04/25/19	JPMorgan Chase Bank, N.A.	CNH	1,578	233,000	235,525	—	(2,525)
Expiring 04/25/19	JPMorgan Chase Bank, N.A.	CNH	1,118	164,000	166,769	—	(2,769)
Expiring 04/25/19	JPMorgan Chase Bank, N.A.	CNH	972	143,000	145,095	—	(2,095)
Expiring 04/25/19	Morgan Stanley & Co. International PLC	CNH	11,036	1,622,046	1,646,962	—	(24,916)
Expiring 04/25/19	Morgan Stanley & Co. International PLC	CNH	2,013	298,000	300,452	—	(2,452)
Colombian Peso,
Expiring 05/20/19	Citibank, N.A.	COP	3,951,726	1,257,030	1,277,622	—	(20,592)
Czech Koruna,
Expiring 04/17/19	BNP Paribas SA	CZK	4,704	209,000	209,047	—	(47)
Expiring 04/17/19	Citibank, N.A.	CZK	5,089	226,000	226,138	—	(138)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	CZK	3,034	133,000	134,839	—	(1,839)
Expiring 04/17/19	UBS AG	CZK	5,376	235,000	238,892	—	(3,892)
Expiring 04/17/19	UBS AG	CZK	5,295	235,000	235,292	—	(292)
Expiring 04/17/19	UBS AG	CZK	3,958	176,000	175,892	108	—
Expiring 04/17/19	UBS AG	CZK	3,936	175,000	174,924	76	—
Expiring 04/17/19	UBS AG	CZK	3,369	149,000	149,732	—	(732)
Euro,
Expiring 04/17/19	Barclays Bank PLC	EUR	210	238,000	239,797	—	(1,797)
Expiring 04/17/19	Barclays Bank PLC	EUR	165	187,000	188,254	—	(1,254)
Expiring 04/17/19	BNP Paribas SA	EUR	320	365,000	365,096	—	(96)
Expiring 04/17/19	BNP Paribas SA	EUR	247	279,000	281,567	—	(2,567)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	55

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	EUR	178	$204,000	$203,733	$267	$—
Expiring 04/17/19	Morgan Stanley & Co. International PLC	EUR	316	359,000	360,990	—	(1,990)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	EUR	263	300,000	300,876	—	(876)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	EUR	150	172,000	171,127	873	—
Expiring 04/17/19	UBS AG	EUR	9,638	11,007,478	11,008,753	—	(1,275)
Hungarian Forint,
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	45,520	162,000	164,594	—	(2,594)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	44,205	159,000	159,837	—	(837)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	41,495	148,000	150,040	—	(2,040)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	32,306	115,000	116,814	—	(1,814)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	16,446	58,611	59,467	—	(856)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	HUF	16,446	58,909	59,468	—	(559)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	HUF	41,354	148,000	149,528	—	(1,528)
Expiring 04/17/19	UBS AG	HUF	72,418	260,000	261,852	—	(1,852)
Expiring 04/17/19	UBS AG	HUF	53,369	191,000	192,974	—	(1,974)
Indian Rupee,
Expiring 03/20/19	Bank of America, N.A.	INR	12,918	182,000	181,129	871	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	INR	14,729	205,000	206,520	—	(1,520)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	INR	14,637	205,000	205,226	—	(226)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	INR	12,511	177,000	175,421	1,579	—
Expiring 03/20/19	UBS AG	INR	12,488	175,000	175,095	—	(95)

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 03/20/19	Barclays Bank PLC	IDR	14,410,092	$987,331	$1,022,295	$—	$(34,964)
Expiring 03/20/19	Barclays Bank PLC	IDR	6,019,700	425,000	427,055	—	(2,055)
Expiring 03/20/19	BNP Paribas SA	IDR	2,936,973	209,000	208,358	642	—
Expiring 03/20/19	Citibank, N.A.	IDR	2,972,430	202,000	210,873	—	(8,873)
Expiring 03/20/19	Citibank, N.A.	IDR	2,809,150	190,000	199,289	—	(9,289)
Expiring 03/20/19	Citibank, N.A.	IDR	2,182,436	147,000	154,828	—	(7,828)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	3,155,770	215,000	223,880	—	(8,880)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	3,064,905	219,000	217,433	1,567	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	IDR	1,865,556	126,000	132,348	—	(6,348)
Israeli Shekel,
Expiring 04/25/19	Bank of America, N.A.	ILS	436	121,000	120,723	277	—
Expiring 04/25/19	Citibank, N.A.	ILS	3,231	882,811	894,656	—	(11,845)
Mexican Peso,
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	MXN	2,680	129,579	138,563	—	(8,984)
New Taiwanese Dollar,
Expiring 03/20/19	Barclays Bank PLC	TWD	15,716	510,000	511,413	—	(1,413)
New Zealand Dollar,
Expiring 04/18/19	Barclays Bank PLC	NZD	447	305,000	304,771	229	—
Expiring 04/18/19	BNP Paribas SA	NZD	1,045	714,150	712,256	1,894	—
Expiring 04/18/19	BNP Paribas SA	NZD	181	122,000	123,302	—	(1,302)
Norwegian Krone,
Expiring 04/17/19	Morgan Stanley & Co. International PLC	NOK	1,280	148,000	149,898	—	(1,898)
Peruvian Nuevo Sol,
Expiring 03/20/19	BNP Paribas SA	PEN	676	203,000	204,710	—	(1,710)
Expiring 03/20/19	BNP Paribas SA	PEN	441	132,000	133,586	—	(1,586)
Expiring 03/20/19	BNP Paribas SA	PEN	149	43,834	45,089	—	(1,255)
Expiring 03/20/19	Citibank, N.A.	PEN	571	170,000	173,013	—	(3,013)
Expiring 03/20/19	Citibank, N.A.	PEN	395	118,000	119,823	—	(1,823)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PEN	490	145,000	148,493	—	(3,493)
Philippine Peso,
Expiring 03/20/19	Barclays Bank PLC	PHP	16,579	314,000	320,041	—	(6,041)
Expiring 03/20/19	Barclays Bank PLC	PHP	15,960	304,000	308,088	—	(4,088)
Expiring 03/20/19	Barclays Bank PLC	PHP	15,477	297,000	298,758	—	(1,758)
Expiring 03/20/19	Barclays Bank PLC	PHP	13,574	259,000	262,033	—	(3,033)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	57

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/20/19	Barclays Bank PLC	PHP	11,613	$222,000	$224,171	$—	$(2,171)
Expiring 03/20/19	Barclays Bank PLC	PHP	10,921	209,000	210,822	—	(1,822)
Expiring 03/20/19	Citibank, N.A.	PHP	17,209	330,000	332,202	—	(2,202)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	16,238	309,000	313,454	—	(4,454)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	15,470	296,000	298,638	—	(2,638)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	12,317	237,000	237,763	—	(763)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	PHP	9,855	188,000	190,238	—	(2,238)
Polish Zloty,
Expiring 04/17/19	Barclays Bank PLC	PLN	791	208,000	209,240	—	(1,240)
Expiring 04/17/19	BNP Paribas SA	PLN	660	176,000	174,675	1,325	—
Expiring 04/17/19	Goldman Sachs International	PLN	2,632	700,603	696,593	4,010	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	886	231,000	234,421	—	(3,421)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	848	224,000	224,396	—	(396)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	684	182,000	181,149	851	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	580	151,000	153,587	—	(2,587)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	519	136,000	137,324	—	(1,324)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	PLN	507	134,000	134,193	—	(193)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	PLN	634	166,000	167,738	—	(1,738)
Expiring 04/17/19	UBS AG	PLN	634	169,000	167,692	1,308	—
Expiring 04/17/19	UBS AG	PLN	601	157,000	159,154	—	(2,154)
Expiring 04/17/19	UBS AG	PLN	503	131,000	133,169	—	(2,169)
Expiring 04/17/19	UBS AG	PLN	466	122,000	123,305	—	(1,305)
Expiring 04/17/19	UBS AG	PLN	442	118,000	116,929	1,071	—
Russian Ruble,
Expiring 03/20/19	Barclays Bank PLC	RUB	8,963	136,000	135,551	449	—
South African Rand,
Expiring 03/08/19	BNP Paribas SA	ZAR	2,205	155,000	156,278	—	(1,278)
Expiring 03/08/19	Citibank, N.A.	ZAR	2,664	193,000	188,842	4,158	—
Expiring 03/08/19	Citibank, N.A.	ZAR	2,155	155,000	152,734	2,266	—

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/08/19	Citibank, N.A.	ZAR	1,843	$130,000	$130,612	$—	$(612)
Expiring 03/08/19	Citibank, N.A.	ZAR	1,707	124,000	120,970	3,030	—
Expiring 03/08/19	JPMorgan Chase Bank, N.A.	ZAR	2,689	194,000	190,620	3,380	—
Expiring 03/08/19	JPMorgan Chase Bank, N.A.	ZAR	1,675	117,000	118,742	—	(1,742)
Expiring 03/08/19	Morgan Stanley & Co. International PLC	ZAR	2,842	205,000	201,484	3,516	—
Expiring 03/08/19	Morgan Stanley & Co. International PLC	ZAR	2,283	163,000	161,859	1,141	—
Expiring 03/08/19	Morgan Stanley & Co. International PLC	ZAR	2,229	159,000	157,976	1,024	—
South Korean Won,
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	KRW	367,931	327,000	327,331	—	(331)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	KRW	255,901	229,389	227,664	1,725	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	KRW	245,788	219,000	218,666	334	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	133,222	118,000	118,521	—	(521)
Swedish Krona,
Expiring 04/17/19	Goldman Sachs International	SEK	1,485	161,000	161,405	—	(405)
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	SEK	2,300	250,000	249,980	20	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	SEK	1,296	140,000	140,822	—	(822)
Expiring 04/17/19	Morgan Stanley & Co. International PLC	SEK	1,238	134,000	134,612	—	(612)
Swiss Franc,
Expiring 04/17/19	BNP Paribas SA	CHF	310	310,000	312,539	—	(2,539)
Expiring 04/17/19	BNP Paribas SA	CHF	157	158,000	158,135	—	(135)
Expiring 04/17/19	Goldman Sachs International	CHF	2,392	2,417,948	2,407,524	10,424	—
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	CHF	520	527,000	523,894	3,106	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	59

Schedule of Investments (continued)

as of February 28, 2019

Forward foreign currency exchange contracts outstanding at February 28, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 04/17/19	JPMorgan Chase Bank, N.A.	CHF	190	$192,000	$191,558	$442	$—
Expiring 04/17/19	Morgan Stanley & Co. International PLC	CHF	270	271,000	271,834	—	(834)
Turkish Lira,
Expiring 03/08/19	Barclays Bank PLC	TRY	956	179,000	178,289	711	—
Expiring 03/08/19	Citibank, N.A.	TRY	770	142,000	143,610	—	(1,610)
Expiring 03/08/19	JPMorgan Chase Bank, N.A.	TRY	701	125,000	130,725	—	(5,725)

				$48,876,930	$49,185,577	71,774	(380,421)

						$324,981	$(535,719)

Credit default swap agreements outstanding at February 28, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Federation of Malaysia	12/20/23	1.000%(Q)	300	0.810%	$3,150	$(292)	$3,442	Barclays Bank PLC
People’s Republic of China	12/20/23	1.000%(Q)	1,000	0.625%	18,886	(972)	19,858	Barclays Bank PLC
Republic of Argentina	12/20/23	1.000%(Q)	300	6.874%	(65,007)	(292)	(64,715)	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	1,500	1.542%	(32,874)	(1,458)	(31,416)	Barclays Bank PLC
Republic of Chile	12/20/23	1.000%(Q)	300	0.453%	8,031	(292)	8,323	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	400	1.074%	(533)	(389)	(144)	Barclays Bank PLC
Republic of Indonesia	12/20/23	1.000%(Q)	400	1.302%	(4,573)	(389)	(4,184)	Barclays Bank PLC
Republic of Lebanon	12/20/23	1.000%(Q)	300	6.931%	(65,208)	(292)	(64,916)	Barclays Bank PLC
Republic of Panama	12/20/23	1.000%(Q)	300	0.640%	5,467	(292)	5,759	Barclays Bank PLC

See Notes to Financial Statements.

60

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Republic of Peru	12/20/23	1.000%(Q)	300	0.695%	$4,713	$(292)	$5,005	Barclays Bank PLC
Republic of Philippines	12/20/23	1.000%(Q)	300	0.772%	3,672	(292)	3,964	Barclays Bank PLC
Republic of South Africa	12/20/23	1.000%(Q)	900	1.750%	(27,832)	(875)	(26,957)	Barclays Bank PLC
Republic of Turkey	12/20/23	1.000%(Q)	1,500	3.012%	(124,510)	(1,458)	(123,052)	Barclays Bank PLC
Russian Federation	12/20/23	1.000%(Q)	900	1.288%	(9,689)	(875)	(8,814)	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	1,300	1.230%	(10,727)	(1,264)	(9,463)	Barclays Bank PLC

					$(297,034)	$(9,724)	$(287,310)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices—Buy Protection(1)*:
CDX.EM.30.V1	12/20/23	1.000%(Q)	10,000	$236,568	$23,000	$213,568	Barclays Bank PLC

*

The Fund entered into multiple credit default swap agreements in a package trade consisting of two parts. The Fund bought protection on an Emerging Market CDX Index and sold protection on the countries which comprise the Index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If the packaged deal is closed out early, all of the component swaps terminate.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Aegon	03/07/19	0.500%(M)	3,271	*	$1,997	$—	$1,997	Goldman Sachs International
Alm Loan Funding	03/07/19	0.500%(M)	102	*	62	—	62	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	61

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Ameriquest Home Equity	03/29/19	1.250%(M)	275		*	$—	$—	$—	Goldman Sachs International
Anchorage Capital CLO Ltd.	03/07/19	0.500%(M)	815		*	497	—	497	Goldman Sachs International
APIDOS	03/07/19	0.500%(M)	285		*	174	—	174	Goldman Sachs International
Arrowpoint CLO Ltd.	03/07/19	0.500%(M)	5,622		*	3,433	—	3,433	Goldman Sachs International
Atlas Senior Loan Fund Ltd.	03/07/19	0.500%(M)	2,665		*	1,628	—	1,628	Goldman Sachs International
Atlas Senior Loan Fund Ltd.	03/07/19	1.000%(M)	313		*	225	—	225	Goldman Sachs International
Banc of America Commercial Mortgage Trust	03/28/19	1.250%(M)	250		*	260	—	260	Goldman Sachs International
Banc of America Commercial Mortgage Trust	03/28/19	1.250%(M)	250	6.791%		260	—	260	Goldman Sachs International
Banc of America Commercial Mortgage Trust	03/28/19	1.250%(M)	250		*	260	—	260	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	03/29/19	1.250%(M)	275		*	—	—	—	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	03/29/19	1.250%(M)	275		*	—	—	—	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	03/29/19	1.250%(M)	275		*	—	—	—	Goldman Sachs International
Benchmark Mortgage Trust	03/28/19	1.250%(M)	250		*	260	—	260	Goldman Sachs International

See Notes to Financial Statements.

62

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
BlueMountain CLO Ltd.	03/07/19	1.000%(M)	524	*	$640	$—	$640	Goldman Sachs International
BlueMountain CLO Ltd.	03/07/19	0.500%(M)	101	*	73	—	73	Goldman Sachs International
Carlyle	03/07/19	0.500%(M)	101	*	61	—	61	Goldman Sachs International
CIFC	03/07/19	0.500%(M)	221	*	134	—	134	Goldman Sachs International
Citigroup Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Citigroup Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Citigroup Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Citigroup Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Citigroup Mortgage Loan Trust	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	63

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
COMM Mortgage Trust	03/28/19	1.250%(M)	250	4.550%	$260	$—	$260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	6.581%	260	—	260	Goldman Sachs International
COMM Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Countrywide Alternative Loan Trust	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Countrywide Alternative Loan Trust	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Cutwater	03/07/19	1.000%(M)	518	*	374	—	374	Goldman Sachs International
Deutsche Bank Alta Mortgages	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Deutsche Bank Alta Mortgages	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	1.000%(M)	2,944	*	2,124	—	2,124	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	0.500%(M)	2,115	*	1,292	—	1,292	Goldman Sachs International
Ellington CLO I Ltd.	03/07/19	1.000%(M)	1,164	*	1,422	—	1,422	Goldman Sachs International

See Notes to Financial Statements.

64

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Ellington CLO I Ltd.	03/07/19	1.000%(M)	1,115	7.000%	$1,362	$—	$1,362	Goldman Sachs International
Equity One Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Equity One Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
First Franklin Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
First Franklin Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
First Franklin Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Flagship	03/07/19	1.000%(M)	2,303	*	1,661	—	1,661	Goldman Sachs International
Fortress Credit BSL Ltd. CLO	03/07/19	0.500%(M)	1,171	*	715	—	715	Goldman Sachs International
GMAC Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	65

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
GMAC Home Equity	03/29/19	1.250%(M)	275	*	$—	$—	$—	Goldman Sachs International
GS Mortgage Securities Trust	03/28/19	1.250%(M)	250	7.460%	260	—	260	Goldman Sachs International
GS Mortgage Securities Trust	03/28/19	1.250%(M)	250	4.829%	260	—	260	Goldman Sachs International
GSR Mortgage Loan Trust	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Harbourview	03/07/19	1.000%(M)	619	*	447	—	447	Goldman Sachs International
Haymarket CLO	03/07/19	0.500%(M)	237	*	145	—	145	Goldman Sachs International
HighBridge	03/07/19	1.000%(M)	421	*	303	—	303	Goldman Sachs International
Invesco	03/07/19	0.500%(M)	4,990	*	3,047	—	3,047	Goldman Sachs International
Invesco	03/07/19	0.500%(M)	4,022	*	2,456	—	2,456	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
KCAP Financial Inc.	03/07/19	1.000%(M)	1,053	*	759	—	759	Goldman Sachs International
KCAP Financial Inc.	03/07/19	1.000%(M)	673	*	485	—	485	Goldman Sachs International

See Notes to Financial Statements.

66

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
LCM Limited Partnership	03/07/19	1.000%(M)	614	*	$750	$—	$750	Goldman Sachs International
Lehman Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Lehman Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
MidOcean Credit CLO I	03/07/19	0.500%(M)	1,970	*	1,203	—	1,203	Goldman Sachs International
MidOcean Credit CLO I	03/07/19	1.000%(M)	1,591	*	1,943	—	1,943	Goldman Sachs International
Morgan Stanley BAML Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Morgan Stanley BAML Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Morgan Stanley BAML Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Morgan Stanley BAML Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Morgan Stanley Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Morgan Stanley Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
New Century Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
New Century Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	67

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
New Century Home Equity	03/29/19	1.250%(M)	275	*	$—	$—	$—	Goldman Sachs International
Nomura Home Equity	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Oaktree CLO Ltd.	03/07/19	0.500%(M)	2,836	*	1,732	—	1,732	Goldman Sachs International
Och Ziff Loan Management Funding Ltd.	03/07/19	0.500%(M)	1,382	*	844	—	844	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	384	*	235	—	235	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	228	*	139	—	139	Goldman Sachs International
Octagon	03/07/19	0.500%(M)	179	*	109	—	109	Goldman Sachs International
Octagon Investment Partners X Ltd.	03/07/19	0.500%(M)	403	*	246	—	246	Goldman Sachs International
Octagon Investment Partners X Ltd.	03/07/19	1.000%(M)	132	7.000%	161	—	161	Goldman Sachs International
Octagon Investment Partners X Ltd.	03/07/19	1.000%(M)	68	*	83	—	83	Goldman Sachs International
Octagon Investment Partners XXV Ltd.	03/07/19	1.000%(M)	122	7.000%	149	—	149	Goldman Sachs International
ONEX	03/07/19	0.500%(M)	2,035	*	1,242	—	1,242	Goldman Sachs International
Rothchild Corp.	03/07/19	1.000%(M)	1,740	*	2,125	—	2,125	Goldman Sachs International

See Notes to Financial Statements.

68

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Rothchild Corp.	03/07/19	1.000%(M)	743	*	$908	$—	$908	Goldman Sachs International
SEIX Investment Advisors	03/07/19	0.500%(M)	5,311	*	3,243	—	3,243	Goldman Sachs International
SEIX Investment Advisors	03/07/19	0.500%(M)	1,293	*	789	—	789	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	686	*	838	—	838	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	349	*	426	—	426	Goldman Sachs International
Shackleton I CLO Ltd.	03/07/19	1.000%(M)	217	*	265	—	265	Goldman Sachs International
Shenkman Capital	03/07/19	1.000%(M)	1,335	*	1,631	—	1,631	Goldman Sachs International
STACR	03/29/19	1.250%(M)	275	*	—	—	—	Goldman Sachs International
Steele Creek	03/07/19	0.500%(M)	896	*	547	—	547	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	875	*	632	—	632	Goldman Sachs International
Steele Creek	03/07/19	0.500%(M)	824	*	503	—	503	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	245	*	299	—	299	Goldman Sachs International
Steele Creek	03/07/19	1.000%(M)	104	*	127	—	127	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	69

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Telos CLO Ltd.	03/07/19	0.500%(M)	1,341	*	$818	$—	$818	Goldman Sachs International
Telos CLO Ltd.	03/07/19	1.000%(M)	381	*	465	—	465	Goldman Sachs International
Venture CDO Ltd.	03/07/19	0.500%(M)	1,935	*	1,182	—	1,182	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	1,703	*	1,228	—	1,228	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	899	*	648	—	648	Goldman Sachs International
Venture CDO Ltd.	03/07/19	1.000%(M)	161	*	116	—	116	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/28/19	1.250%(M)	250	*	260	—	260	Goldman Sachs International

See Notes to Financial Statements.

70

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Whitehorse	03/07/19	1.000%(M)	1,630	*	$1,176	$—	$1,176	Goldman Sachs International
Wind River CLO Ltd.	03/07/19	1.000%(M)	563	*	688	—	688	Goldman Sachs International
York	03/07/19	1.000%(M)	1,090	*	1,331	—	1,331	Goldman Sachs International
Z Capital Credit Partners CLO	03/07/19	1.000%(M)	360	*	440	—	440	Goldman Sachs International
Zais CDO	03/07/19	1.000%(M)	666	*	814	—	814	Goldman Sachs International

					$63,911	$—	$63,911

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	100	$(2,681)	$(2,474)	$(207)	Bank of America, N.A.
Republic of Italy	06/20/19	1.000%(Q)	160	(695)	(105)	(590)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	300	1,601	6,728	(5,127)	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	100	534	1,537	(1,003)	Bank of America, N.A.
Republic of Italy	06/20/28	1.000%(Q)	175	17,848	17,755	93	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	35	105	220	(115)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	30	90	476	(386)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	30	177	(147)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	30	163	(133)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	30	59	(29)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	5	15	31	(16)	Citibank, N.A.

				$16,907	$24,567	$(7,660)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	71

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Hellenic Republic	06/20/23	1.000%(Q)	100	3.564%	$(9,479)	$(9,787)	$308	Citibank, N.A.
Hellenic Republic	12/20/25	1.000%(Q)	100	4.131%	(16,593)	(18,113)	1,520	Bank of America, N.A.
Husky Energy, Inc.	06/20/20	1.000%(Q)	80	0.365%	816	(3,294)	4,110	Morgan Stanley &Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.594%	1,843	1,515	328	Bank of America, N.A.
Kingdom of Spain	12/20/23	1.000%(Q)	1,300	0.643%	23,381	14,212	9,169	Barclays Bank PLC
Kingdom of Spain	12/20/28	1.000%(Q)	554	1.002%	1,014	(3,607)	4,621	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.781%	(36,728)	(71,287)	34,559	BNP Paribas SA
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.781%	(1,670)	(1,662)	(8)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.781%	(1,670)	(1,383)	(287)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.781%	(668)	(681)	13	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.781%	(668)	(669)	1	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.781%	(668)	(556)	(112)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	5	2.781%	(334)	(277)	(57)	Citibank, N.A.
Republic of Colombia	12/20/26	1.000%(Q)	75	1.623%	(3,003)	(6,839)	3,836	Citibank, N.A.
Republic of Italy	06/20/20	1.000%(Q)	1,120	1.010%	2,066	(16,198)	18,264	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	280	1.416%	(2,028)	(5,814)	3,786	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	160	1.572%	(2,120)	(5,945)	3,825	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	300	1.971%	(10,768)	(18,070)	7,302	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	100	1.971%	(3,590)	(5,272)	1,682	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	280	1.971%	(10,050)	(13,278)	3,228	Goldman Sachs International

See Notes to Financial Statements.

72

Credit default swap agreements outstanding at February 28, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Portugal	06/20/23	1.000%(Q)	860	0.691%	$12,453	$708	$11,745	Bank of America, N.A.
Republic of Uruguay	06/20/21	1.000%(Q)	600	1.575%	(6,464)	(9,134)	2,670	Citibank, N.A.

					$(64,928)	$(175,431)	$110,503

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.31.V3	12/20/23	5.000%(Q)	30,772	3.459%	$1,869,213	$2,220,757	$351,544
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	8,500	*	117,801	168,132	50,331

					$1,987,014	$2,388,889	$401,875

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.6.AA	05/11/63	1.500%(M)	5,000	$(83,041)	$32,458	$(115,499)	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	3,000	*	$49,825	$12,886	$36,939	UBS AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	*	16,609	(33,444)	50,053	JPMorgan Securities LLC
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	*	16,609	(13,015)	29,624	Morgan Stanley &Co. International PLC

					$83,043	$(33,573)	$116,616

See Notes to Financial Statements.

PGIM Strategic Bond Fund	73

Schedule of Investments (continued)

as of February 28, 2019

Credit default swap agreements outstanding at February 28, 2019 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

74

Currency swap agreement outstanding at February 28, 2019:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
540	3 Month LIBOR(Q)	EUR 500	(0.216)%(A)	JPMorgan Chase Bank, N.A.	03/21/23	$(25,464)	$—	$(25,464)

Interest rate swap agreements outstanding at February 28, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
BRL	234	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	$—	$19,784	$19,784
EUR	665	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(1,595)	(176)	1,419
EUR	860	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(2,029)	(1,807)	222
EUR	1,025	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(5,643)	(6,726)	(1,083)
EUR	225	12/06/21	0.095%(A)	6 Month EURIBOR(1)(S)	—	(1,229)	(1,229)
EUR	660	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	178	(5,350)	(5,528)
EUR	2,335	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(45,374)	(77,671)	(32,297)
EUR	145	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	(2,324)	(2,331)	(7)
EUR	190	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	193	(5,828)	(6,021)
EUR	430	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(1,158)	(14,891)	(13,733)
EUR	580	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	5,414	(15,604)	(21,018)
EUR	5,518	02/15/28	0.758%(A)	6 Month EURIBOR(2)(S)	25,230	85,587	60,357
EUR	890	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	34,522	(17,796)	(52,318)
EUR	1,485	05/11/29	0.750%(A)	6 Month EURIBOR(1)(S)	10,750	(14,974)	(25,724)
EUR	295	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(70)	(12,326)	(12,256)
EUR	90	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	3,242	(1,157)	(4,399)
EUR	25	05/11/32	1.100%(A)	6 Month EURIBOR(1)(S)	239	(769)	(1,008)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	75

Schedule of Investments (continued)

as of February 28, 2019

Interest rate swap agreements outstanding at February 28, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	135	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	$6,042	$(845)	$(6,887)
EUR	470	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	19,312	(8,156)	(27,468)
EUR	400	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	12,300	12,300
EUR	400	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(12,083)	(12,083)
EUR	100	05/11/39	1.350%(A)	6 Month EURIBOR(1)(S)	(430)	(3,722)	(3,292)
EUR	25	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	1,168	(574)	(1,742)
EUR	170	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	2,136	2,136
EUR	170	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	(2,080)	(2,080)
JPY	557,630	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(2,704)	(2,704)
JPY	245,740	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(582)	(582)
	30,900	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	29,910	(39,808)	(69,718)
	7,030	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	4,999	40,511	35,512
	6,330	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	1,509	3,333	1,824
	60,000	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	1,098,713	398,795	(699,918)
	5,210	01/10/21	2.408%(A)	1 Day USOIS(1)(A)	(163)	(3,760)	(3,597)
	27,550	05/11/21	1.600%(S)	3 Month LIBOR(1)(Q)	751,583	492,448	(259,135)
	190	05/11/22	1.982%(S)	3 Month LIBOR(1)(Q)	6,917	2,515	(4,402)
	685	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(2,561)	(2,561)
	2,320	08/05/22	1.958%(S)	3 Month LIBOR(1)(Q)	(788)	47,365	48,153
	1,905	11/30/22	2.614%(A)	1 Day USOIS(1)(A)	—	(24,374)	(24,374)
	9,835	05/11/23	2.000%(S)	3 Month LIBOR(2)(Q)	(463,649)	(169,455)	294,194
	850	08/28/23	2.842%(S)	3 Month LIBOR(1)(Q)	—	(10,445)	(10,445)
	490	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,557	10,374	8,817
	245	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	49	4,774	4,725

See Notes to Financial Statements.

76

Interest rate swap agreements outstanding at February 28, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
630	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	$(5,773)	$11,803	$17,576
605	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(872)	10,823	11,695
5,055	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	17,484	105,402	87,918
2,580	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	7,944	19,277	11,333
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(4,960)	(4,960)
840	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(20,151)	(20,151)
12,379	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(8,484)	(381,234)	(372,750)
7,485	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	5,905	(224,696)	(230,601)
9,423	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	438	(285,377)	(285,815)
850	08/05/25	2.234%(S)	3 Month LIBOR(1)(Q)	—	18,988	18,988
180	11/06/25	2.116%(S)	3 Month LIBOR(1)(Q)	—	4,615	4,615
190	11/22/26	2.198%(S)	3 Month LIBOR(1)(Q)	—	4,930	4,930
261	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,193	10,090	5,897
1,445	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,367	48,474	47,107
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	11,343	11,343
525	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(362)	10,946	11,308
150	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	3,072	3,072
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	2,795	2,795
3,780	05/11/28	2.000%(S)	3 Month LIBOR(2)(Q)	(384,965)	(197,292)	187,673
26,306	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(387,168)	(374,948)	12,220
9,457	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(29,314)	(103,897)	(74,583)
920	05/11/29	2.000%(S)	3 Month LIBOR(1)(Q)	65,690	56,075	(9,615)
785	05/11/32	2.465%(S)	3 Month LIBOR(1)(Q)	3,078	25,162	22,084
500	05/11/37	2.537%(S)	3 Month LIBOR(1)(Q)	(582)	20,382	20,964

See Notes to Financial Statements.

PGIM Strategic Bond Fund	77

Schedule of Investments (continued)

as of February 28, 2019

Interest rate swap agreements outstanding at February 28, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	350	05/11/38	2.200%(S)	3 Month LIBOR(1)(Q)	$28,418	$33,681	$5,263
	860	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	4,087	(42,088)	(46,175)
	45	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	10,867	10,867
	50	05/11/47	2.570%(S)	3 Month LIBOR(1)(Q)	3,669	2,784	(885)
	135	05/11/48	2.300%(S)	3 Month LIBOR(2)(Q)	(20,177)	(15,283)	4,894
	390	05/11/49	2.300%(S)	3 Month LIBOR(1)(Q)	47,898	45,152	(2,746)
ZAR	950	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(221)	888	1,109

					$830,557	$(532,239)	$(1,362,796)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$111,925	$(250,628)	$551,506	$(482,841)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,522,444	$5,111,848

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

78

The following is a summary of the inputs used as of February 28, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$797,445	$—
Collateralized Loan Obligations	—	18,784,666	1,137,449
Consumer Loans	—	2,106,327	—
Home Equity Loans	—	110,992	—
Other	—	382,432	—
Residential Mortgage-Backed Securities	—	3,222,138	581,335
Student Loans	—	1,069,672	—
Bank Loans	—	3,149,722	271,906
Commercial Mortgage-Backed Securities	—	13,561,479	—
Convertible Bond	—	213,661	—
Corporate Bonds	—	56,700,301	—
Municipal Bonds	—	1,780,449	—
Residential Mortgage-Backed Securities	—	2,992,066	600,000
Sovereign Bonds	—	19,499,339	—
U.S. Treasury Obligations	—	30,640,817	—
Common Stocks	273,839	21,165	94,780
Affiliated Mutual Funds	20,473,658	—	—
Options Purchased	—	24,690	—
Options Written	—	(145)	(4,762)
Other Financial Instruments*
Futures Contracts	(593,873)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(210,738)	—
OTC Packaged Credit Default Swap Agreements	—	(60,466)	—
Centrally Cleared Credit Default Swap Agreements	—	401,875	—
OTC Credit Default Swap Agreements	—	(48,019)	63,911
OTC Currency Swap Agreement	—	(25,464)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,362,796)	—

Total	$20,153,624	$153,751,608	$2,744,619

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Collateralized Loan Obligations	Asset-Backed Securities Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 02/28/18	$1,209,575	$—	$—	$—
Realized gain (loss)	6,663	—	—	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	79

Schedule of Investments (continued)

as of February 28, 2019

	Asset-Backed Securities Collateralized Loan Obligations	Asset-Backed Securities Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities
Change in unrealized appreciation (depreciation)	$4,881	$(9,085)	$(2,114)	$—
Purchases/Exchanges/Issuances	1,132,798	600,000	273,969	600,000
Sales/Paydowns	(500,750)	(9,580)	—	—
Accrued discount/premium	157	—	51	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	(715,875)	—	—	—

Balance as of 02/28/19	$1,137,449	$581,335	$271,906	$600,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$4,651	$(9,085)	$(2,114)	$—

	Common Stock	Options Written	Credit Default Swap Agreements
Balance as of 02/28/18	$—	$—	$9,532
Realized gain (loss)	—	—	3,607
Change in unrealized appreciation (depreciation)	12,982	(3,649)	54,379
Purchases/Exchanges/Issuances	81,798	(1,113)	—
Sales/Paydowns	—	—	(3,607)
Accrued discount/premium	—	—	—
Transfers into of Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 02/28/19	$94,780	$(4,762)	$63,911

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$12,982	$(3,649)	$63,911

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2019	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Collateralized Loan Obligations	$1,137,449	Pricing at Cost	Unadjusted Purchase Price
Asset-Backed Securities—Residential Mortgage-Backed Securities	581,335	Market Approach	Single Broker Indicative Quote
Bank Loans	271,906	Market Approach	Single Broker Indicative Quote
Residential Mortgage—Backed Securities	600,000	Market Approach	Single Broker Indicative Quote

See Notes to Financial Statements.

80

Level 3 Securities	Fair Value as of February 28, 2019	Valuation Methodology	Unobservable Inputs
Common Stock	94,780	Market Approach	Single Broker Indicative Quote
Options Written	(4,762)	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	63,911	Market Approach	Single Broker Indicative Quote

	$2,744,619

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$715,875	L3 to L2	Cost to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2019 were as follows (unaudited):

U.S. Treasury Obligations	17.6%
Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	11.8
Collateralized Loan Obligations	11.4
Sovereign Bonds	11.2
Commercial Mortgage-Backed Securities	7.8
Banks	5.8
Residential Mortgage-Backed Securities	4.2
Oil & Gas	2.8
Telecommunications	2.4
Electric	2.3
Home Builders	2.0
Media	1.9
Chemicals	1.9
Consumer Loans	1.2
Entertainment	1.2
Commercial Services	1.1
Municipal Bonds	1.0
Healthcare-Services	0.9
Mining	0.9
Building Materials	0.8
Retail	0.8
Software	0.8
Lodging	0.8
Real Estate	0.7
Foods	0.6%
Computers	0.6
Student Loans	0.6
Auto Parts & Equipment	0.6
Transportation	0.6
Aerospace & Defense	0.6
Packaging & Containers	0.6
Diversified Financial Services	0.5
Automobiles	0.5
Pharmaceuticals	0.4
Home Furnishings	0.3
Pipelines	0.3
Engineering & Construction	0.3
Iron/Steel	0.2
Gas	0.2
Energy-Alternate Sources	0.2
Other	0.2
Auto Manufacturers	0.2
Independent Power & Renewable Electricity Producers	0.2
Machinery-Construction & Mining	0.2
Machinery-Diversified	0.1
Real Estate Investment Trusts (REITs)	0.1
Trucking & Leasing	0.1
Investment Companies	0.1
Miscellaneous Manufacturing	0.1

See Notes to Financial Statements.

PGIM Strategic Bond Fund	81

Schedule of Investments (continued)

as of February 28, 2019

Industry Classification (continued):
Water	0.1%
Internet	0.1
Insurance	0.1
Household Products/Wares	0.1
Apparel	0.1
Home Equity Loans	0.1
Environmental Control	0.1
Distribution/Wholesale	0.1
Electric Utilities	0.0	*
Semiconductors	0.0	*
Biotechnology	0.0	*
Beverages	0.0	*
Options Purchased	0.0	*%
Oil, Gas & Consumable Fuels	0.0	*

	102.5
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$401,875	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	111,925		Premiums received for OTC swap agreements	250,628
Credit contracts	Unaffiliated investments	286		Options written outstanding, at value	145
Credit contracts	Unrealized appreciation on OTC swap agreements	551,506		Unrealized depreciation on OTC swap agreements	457,377
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	324,981		Unrealized depreciation on OTC forward foreign currency exchange contracts	535,719
Interest rate contracts	Due from/to broker—variation margin futures	23,658	*	Due from/to broker—variation margin futures	617,531	*
Interest rate contracts	Due from/to broker—variation margin swaps	993,094	*	Due from/to broker—variation margin swaps	2,355,890	*

See Notes to Financial Statements.

82

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unaffiliated investments	$24,404	Options written outstanding, at value	$4,762
Interest rate contracts	—	—	Unrealized depreciation on OTC swap agreements	25,464

		$2,431,729		$4,247,516

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(2,303)	$110,094	$—	$—	$239,900
Equity contracts	(54,370)	34,255	18,078	—	8,371
Foreign exchange contracts	—	—	—	995,678	—
Interest rate contracts	107	(8,742)	838,053	—	820,559

Total	$(56,566)	$135,607	$856,131	$995,678	$1,068,830

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(2,293)	$4,878	$—	$—	$290,590
Equity contracts	570	(1,170)	—	—	—
Foreign exchange contracts	—	—	—	(304,030)	—
Interest rate contracts	18,826	(4,380)	(583,995)	—	(2,364,234)

Total	$17,103	$(672)	$(583,995)	$(304,030)	$(2,073,644)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	83

Schedule of Investments (continued)

as of February 28, 2019

For the year ended February 28, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$20,056	$9,005,514	$60,358,313	$15,363,755	$25,404,012

Forward Foreign Currency Exchange Contracts— Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$35,044,725	$217,015,320	$7,844,000

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$61,518,600	$540,000	$833,703

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,351,120	$(2,351,120)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$74,744	$(77,441)	$(2,697)	$—	$(2,697)
Barclays Bank PLC	417,464	(420,031)	(2,567)	—	(2,567)
BNP Paribas SA	42,683	(113,793)	(71,110)	—	(71,110)

See Notes to Financial Statements.

84

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citibank, N.A.	$45,488	$(140,320)	$(94,832)	$—	$(94,832)
Credit Suisse International	32,458	(115,499)	(83,041)	—	(83,041)
Deutsche Bank AG	6	(5,457)	(5,451)	—	(5,451)
Goldman Sachs International	106,881	(28,674)	78,207	—	78,207
JPMorgan Chase Bank, N.A.	116,884	(142,896)	(26,012)	—	(26,012)
JPMorgan Securities LLC	50,053	(33,444)	16,609	—	16,609
Morgan Stanley & Co. International PLC	67,444	(150,877)	(83,433)	—	(83,433)
UBS AG	58,997	(45,663)	13,334	—	13,334

	$1,013,102	$(1,274,095)	$(260,993)	$—	$(260,993)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	85

Statement of Assets & Liabilities

as of February 28, 2019

Assets
Investments at value, including securities on loan of $2,351,120:
Unaffiliated investments (cost $157,524,490)	$158,016,670
Affiliated investments (cost $20,472,989)	20,473,658
Cash	2,271
Foreign currency, at value (cost $488,048)	490,336
Cash segregated for counterparty—OTC	4,995,000
Receivable for Fund shares sold	1,717,096
Deposit with broker for centrally cleared/exchange-traded derivatives	1,522,444
Dividends and interest receivable	1,493,253
Receivable for investments sold	1,203,432
Unrealized appreciation on OTC swap agreements	551,506
Unrealized appreciation on OTC forward foreign currency exchange contracts	324,981
Premiums paid for OTC swap agreements	111,925
Due from broker—variation margin swaps	98,670
Due from Manager	10,646
Prepaid expenses	509

Total Assets	191,012,397

Liabilities
Payable for investments purchased	11,546,604
Payable to broker for collateral for securities on loan	2,519,390
Payable for Fund shares reacquired	1,247,942
Unrealized depreciation on OTC forward foreign currency exchange contracts	535,719
Unrealized depreciation on OTC swap agreements	482,841
Premiums received for OTC swap agreements	250,628
Due to broker—variation margin futures	241,596
Accrued expenses and other liabilities	77,196
Distribution fee payable	7,045
Options written outstanding, at value (proceeds received $4,017)	4,907
Dividends payable	4,154
Affiliated transfer agent fee payable	2,704

Total Liabilities	16,920,726

Net Assets	$174,091,671

Net assets were comprised of:
Shares of beneficial interest, at par	$17,238
Paid-in capital in excess of par	175,057,240
Total distributable earnings (loss)	(982,807)

Net assets, February 28, 2019	$174,091,671

See Notes to Financial Statements.

86

Class A
Net asset value and redemption price per share, ($8,958,128 ÷ 886,641 shares of beneficial interest issued and outstanding)	$10.10
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price to public	$10.58

Class C
Net asset value, offering price and redemption price per share,
($7,970,544 ÷ 790,020 shares of beneficial interest issued and outstanding)	$10.09

Class Z
Net asset value, offering price and redemption price per share,
($157,026,311 ÷ 15,547,363 shares of beneficial interest issued and outstanding)	$10.10

Class R6
Net asset value, offering price and redemption price per share,
($136,688 ÷ 13,525 shares of beneficial interest issued and outstanding)	$10.11

See Notes to Financial Statements.

PGIM Strategic Bond Fund	87

Statement of Operations

Year Ended February 28, 2019

Net Investment Income (Loss)
Income
Interest income	$3,693,792
Affiliated dividend income	244,651
Income from securities lending, net (including affiliated income of $2,117)	9,042
Unaffiliated dividend income (net of $83 foreign withholding tax)	472

Total income	3,947,957

Expenses
Management fee	582,933
Distribution fee(a)	43,489
Custodian and accounting fees	132,523
Registration fees(a)	84,207
Transfer agent’s fees and expenses (including affiliated expense of $6,485)(a)	76,281
Audit fee	57,263
Shareholders’ reports	48,915
Legal fees and expenses	19,448
Trustees’ fees	14,503
Miscellaneous	15,646

Total expenses	1,075,208
Less: Fee waiver and/or expense reimbursement(a)	(320,725)

Net expenses	754,483

Net investment income (loss)	3,193,474

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $140)	(86,767)
Futures transactions	856,131
Forward currency contract transactions	995,678
Options written transactions	135,607
Swap agreement transactions	1,068,830
Foreign currency transactions	37,985

3,007,464

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $669)	47,136
Futures	(583,995)
Forward currency contracts	(304,030)
Options written	(672)
Swap agreements	(2,073,644)
Foreign currencies	(3,029)

(2,918,234)

Net gain (loss) on investment and foreign currency transactions	89,230

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,282,704

See Notes to Financial Statements.

88

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	11,878	31,611	—	—
Registration fees	18,282	17,017	37,050	11,858
Transfer agent’s fees and expenses	6,920	3,046	66,227	88
Fee waiver and/or expense reimbursement	(29,392)	(22,043)	(257,291)	(11,999)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	89

Statements of Changes in Net Assets

	Year Ended February 28,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,193,474	$1,340,357
Net realized gain (loss) on investment and foreign currency transactions	3,007,464	(133,099)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,918,234)	951,428

Net increase (decrease) in net assets resulting from operations	3,282,704	2,158,686

Dividends and Distributions
Distributions from distributable earnings*
Class A	(249,984)	—
Class C	(155,598)	—
Class Z	(4,820,722)	—
Class R6	(1,207)	—

	(5,227,511)	—

Tax return of capital distributions
Class A	(8,107)	—
Class C	(5,046)	—
Class Z	(156,338)	—
Class R6	(39)	—

	(169,530)	—

Dividends from net investment income*
Class A		(54,648)
Class C		(25,163)
Class Z		(1,400,679)
Class R6		(342)

	*	(1,480,832)

Distributions from net realized gains*
Class A		(8,098)
Class C		(4,201)
Class Z		(152,203)
Class R6		(41)

	*	(164,543)

See Notes to Financial Statements.

90

	Year Ended February 28,

	2019		2018
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$189,213,279	$17,858,727
Net asset value of shares issued in reinvestment of dividends and distributions		5,343,529	1,643,412
Cost of shares reacquired		(67,203,313)	(1,038,944)

Net increase (decrease) in net assets from Fund share transactions		127,353,495	18,463,195

Total increase (decrease)		125,239,158	18,976,506

Net Assets:
Beginning of year		48,852,513	29,876,007

End of year(a)		$174,091,671	$48,852,513

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(264,569)

*	For the year ended February 28, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Strategic Bond Fund	91

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund (formerly known as PGIM Global Absolute Return Bond Fund), PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Strategic Bond Fund (formerly known as PGIM Unconstrained Bond Fund), each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Strategic Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

92

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

PGIM Strategic Bond Fund	93

Notes to Financial Statements (continued)

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

94

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (‘restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Strategic Bond Fund	95

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

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Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

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Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap

98

premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (continued)

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

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The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Notes to Financial Statements (continued)

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where

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applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is

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Notes to Financial Statements (continued)

obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to $2.5 billion, 0.625% of average daily net assets from $2.5 billion to $5 billion and 0.60% of average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended February 28, 2019.

Effective January 1, 2019, the Manager has contractually agreed, through June 30, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.73% of average daily net assets for Class Z shares, and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, the Manager has voluntarily agreed through December 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective January 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through June 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to January 1, 2019, the Manager had contractually agreed to limit total annual operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class Z shares and 0.75% of average daily net assets for Class R6 shares.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and

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servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $59,765 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2019. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2019, it received $344 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are

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Notes to Financial Statements (continued)

paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2019, were $117,747,074 and $29,639,749, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$6,493,421	$154,965,551	$143,510,233	$—	$—	$17,948,739	17,948,739	$244,651

PGIM Institutional Money Market Fund*
813,151	7,512,543	5,801,584	669	140	2,524,919	2,524,162	2,117	**

$7,306,572	$162,478,094	$149,311,817	$669	$140	$20,473,658		$246,768

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

For the year ended February 28, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $5,227,511 of ordinary income and $169,530 of tax return of capital. For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $1,484,098 of ordinary income and $161,277 of long-term capital gains.

As of February 28, 2019, there were no accumulated undistributed earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$177,136,343	$2,938,946	$(3,425,438)	$(486,492)

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of premium amortization for book and tax purposes, wash sales, appreciation (depreciation) of swaps, futures contracts and foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryfoward of approximately $486,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of February 28, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,079 Class R6 shares of the Fund. At reporting period end, four

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Notes to Financial Statements (continued)

shareholders of record, each holding greater than 5% of the Fund, held 88% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2019:
Shares sold	742,941	$7,540,182
Shares issued in reinvestment of dividends and distributions	25,004	253,825
Shares reacquired	(235,784)	(2,410,488)

Net increase (decrease) in shares outstanding before conversion	532,161	5,383,519
Shares reacquired upon conversion into other share class(es)	(32,630)	(333,336)

Net increase (decrease) in shares outstanding	499,531	$5,050,183

Year ended February 28, 2018:
Shares sold	433,881	$4,460,889
Shares issued in reinvestment of dividends and distributions	5,983	61,498
Shares reacquired	(18,993)	(194,699)

Net increase (decrease) in shares outstanding before conversion	420,871	4,327,688
Shares reacquired upon conversion into other share class(es)	(74,155)	(759,794)

Net increase (decrease) in shares outstanding	346,716	$3,567,894

Class C
Year ended February 28, 2019:
Shares sold	687,378	$6,967,806
Shares issued in reinvestment of dividends and distributions	15,843	160,244
Shares reacquired	(30,350)	(307,034)

Net increase (decrease) in shares outstanding	672,871	$6,821,016

Year ended February 28, 2018:
Shares sold	82,868	$846,504
Shares issued in reinvestment of dividends and distributions	2,859	29,332
Shares reacquired	(9,261)	(94,623)

Net increase (decrease) in shares outstanding	76,466	$781,213

Class Z
Year ended February 28, 2019:
Shares sold	17,185,380	$174,579,947
Shares issued in reinvestment of dividends and distributions	486,099	4,928,214
Shares reacquired	(6,394,032)	(64,485,666)

Net increase (decrease) in shares outstanding before conversion	11,277,447	115,022,495
Shares issued upon conversion from other share class(es)	32,642	333,336

Net increase (decrease) in shares outstanding	11,310,089	$115,355,831

Year ended February 28, 2018:
Shares sold	1,222,074	$12,541,334
Shares issued in reinvestment of dividends and distributions	151,266	1,552,199
Shares reacquired	(72,786)	(749,622)

Net increase (decrease) in shares outstanding before conversion	1,300,554	13,343,911
Shares issued upon conversion from other share class(es)	74,156	759,794

Net increase (decrease) in shares outstanding	1,374,710	$14,103,705

108

Class R6	Shares	Amount
Year ended February 28, 2019:
Shares sold	12,393	$125,344
Shares issued in reinvestment of dividends and distributions	123	1,246
Shares reacquired	(12)	(125)

Net increase (decrease) in shares outstanding	12,504	$126,465

Period ended February 28, 2018*:
Shares sold	984	$10,000
Shares issued in reinvestment of dividends and distributions	37	383

Net increase (decrease) in shares outstanding	1,021	$10,383

*	Commencement of offering was April 26, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2019. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $1,103,000, borrowed at a weighted average interest rate of 3.25%. The maximum loan outstanding amount during the period was $1,103,000. At February 28, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

PGIM Strategic Bond Fund	109

Notes to Financial Statements (continued)

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make

110

investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in

PGIM Strategic Bond Fund	111

Notes to Financial Statements (continued)

addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

112

Financial Highlights

Class A Shares
	Year Ended February 28,			July 9, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.31	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.33	0.37	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)	0.25	1.09	(0.66)
Total from investment operations	0.31	0.58	1.46	(0.45)
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.38)	(0.48)	(0.23)
Tax return of capital distributions	- (c)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.52)	(0.42)	(0.63)	(0.23)
Net asset value, end of period	$10.10	$10.31	$10.15	$9.32
Total Return(d):	3.13%	5.84%	16.01%	(4.54)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,958	$3,989	$410	$19
Average net assets (000)	$4,751	$1,491	$116	$11
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.18% (g)
Expenses before waivers and/or expense reimbursement	1.77%	2.11%	1.77%	2.75% (g)
Net investment income (loss)	3.26%	3.24%	3.69%	3.37% (g)
Portfolio turnover rate(h)	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	113

Financial Highlights (continued)

Class C Shares
	Year Ended February 28,			July 9, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.29	$10.14	$9.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.29	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.24	1.09	(0.67)
Total from investment operations	0.25	0.50	1.38	(0.50)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.31)	(0.40)	(0.19)
Tax return of capital distributions	- (c)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.45)	(0.35)	(0.55)	(0.19)
Net asset value, end of period	$10.09	$10.29	$10.14	$9.31
Total Return(d):	2.46%	4.96%	15.13%	(5.04)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,971	$1,206	$413	$9
Average net assets (000)	$3,161	$852	$157	$13
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.90%	1.90% (g)
Expenses before waivers and/or expense reimbursement	2.60%	3.05%	2.56%	3.50% (g)
Net investment income (loss)	2.53%	2.55%	2.86%	2.72% (g)
Portfolio turnover rate(h)	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

114

Class Z Shares
	Year Ended February 28,			July 9, 2015(a) through February 29,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.30	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.37	0.40	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.23	1.09	(0.65)
Total from investment operations	0.36	0.60	1.49	(0.43)
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.41)	(0.51)	(0.25)
Tax return of capital distributions	- (c)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.56)	(0.45)	(0.66)	(0.25)
Net asset value, end of period	$10.10	$10.30	$10.15	$9.32
Total Return(d):	3.60%	6.02%	16.30%	(4.38)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$157,026	$43,647	$29,053	$23,926
Average net assets (000)	$81,750	$35,152	$26,535	$24,501
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.78%	0.88%	0.90%	0.90% (g)
Expenses before waivers and/or expense reimbursement	1.09%	1.60%	1.67%	2.50% (g)
Net investment income (loss)	3.62%	3.61%	4.03%	3.59% (g)
Portfolio turnover rate(h)	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	115

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28, 2019	April 26, 2017(a) through February 28, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.30	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.20
Total from investment operations	0.38	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.34)
Tax return of capital distributions	- (c)	-
Distributions from net realized gains	-	(0.04)
Total dividends and distributions	(0.57)	(0.38)
Net asset value, end of period	$10.11	$10.30
Total Return(d):	3.75%	5.12%
Ratios/Supplemental Data:
Net assets, end of period (000)	$137	$11
Average net assets (000)	$19	$10
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.72%	0.87%	(g)
Expenses before waivers and/or expense reimbursement	62.77%	115.14%	(g)
Net investment income (loss)	3.80%	3.54%	(g)
Portfolio turnover rate(h)	81%	74%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

116

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Strategic Bond Fund

and the Board of Trustees of Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Strategic Bond Fund (formerly Prudential Unconstrained Bond Fund) (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 15, 2019

PGIM Strategic Bond Fund	117

Income Tax Information (unaudited)

For the year ended February 28, 2019, the Fund reports the maximum amount allowable but not less than 44.44% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.65% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

118

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Strategic Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Strategic Bond Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Strategic Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Strategic Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Strategic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM STRATEGIC BOND FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX
CUSIP	74440K678	74440K660	74440K652	74440K520

* Formerly known as Class Q shares.

MF231E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2019 and February 28, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $156,637 and $155,086 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(c) Tax Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(d) All Other Fees

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2019 and February 28, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2019 and February 28, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	April 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	April 15, 2019